As filed with the Securities and Exchange Commission on December 12, 2007
                                                   1933  Act File No. 333-146967

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14


        [ X ]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       [ X ]  Pre-Effective Amendment No.  1
                       [   ]  Post-Effective Amendment No. __



            Neuberger Berman Real Estate Securities Income Fund Inc.
               (Exact Name of Registrant as Specified in Charter)

                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)

                                 (212) 476-8800
              (Registrant's Telephone Number, including Area Code)

                    Peter E. Sundman, Chief Executive Officer
            Neuberger Berman Real Estate Securities Income Fund Inc.
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                            Arthur C. Delibert, Esq.
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                               1601 K Street, N.W.
                            Washington, DC 20006-1600

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

Calculation of Registration Fee Under the Securities Act of 1933:

-----------------------------------------------------------------------------------------------------------------------
 Title of Securities Being Registered           Amount Being         Proposed         Proposed             Amount of
                                               Registered (1)        Maximum           Maximum           Registration
                                                                  Offering Price      Aggregate              Fee (4)
                                                                   Per Unit (1)    Offering Price (1)
-----------------------------------------------------------------------------------------------------------------------
Common Stock (par value $0.0001)               45,523,329.13        $15.86 (2)         $722,000,000       $22,165.40
-----------------------------------------------------------------------------------------------------------------------
Series A, Series B, Series C, Series D,            9,120           $25,000 (3)         $228,000,000        $6,999.60
Series E, Series F, Series G and
Series H Auction Preferred Shares
(par value $0.0001)
-----------------------------------------------------------------------------------------------------------------------

(1)   Estimated  solely for the purpose of calculating the  registration  fee.
(2)   Net asset value per share for common stock on October 25, 2007.
(3) Represents the liquidation preference of a share of preferred stock after the reorganization.

(4)   Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

                                                       ____________________
                                                      |           |        |
                                                      | NEUBERGER | BERMAN |
                                                      |___________|________|

                                                      A Lehman Brothers Company

                    NEUBERGER BERMAN REALTY INCOME FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.


                                605 Third Avenue
                         New York, New York 10158-0180



       Joint Special Meeting of Stockholders to be held January 25, 2008

December 13, 2007


Dear Stockholder:

     You are being asked to vote on a proposed reorganization related to Neuberger Berman Realty Income Fund Inc. ("NRI") and Neuberger Berman Real Estate Securities Income Fund Inc. ("NRO," and together with NRI, the "Funds").


     The Boards of Directors of the Funds have called a joint special meeting of stockholders of the Funds (the "Meeting") to be held on January 25, 2008, at 605 Third Avenue, 41st Floor, New York, New York 10158-3698, at 11:00 a.m. Eastern time, in order to vote on an Agreement and Plan of Reorganization (the "Agreement"). The Agreement provides for NRI to transfer its assets to NRO in exchange for shares of common stock and preferred stock of NRO and the assumption by NRO of NRI's liabilities and the dissolution of NRI under applicable state law (the "Reorganization"). The attached combined Proxy Statement and Prospectus asks for your approval of the proposed Reorganization. After careful consideration, the Board of each Fund unanimously recommends that you support the Reorganization and vote "FOR" the proposed Agreement.


     Detailed information about the proposed Reorganization and Agreement is contained in the enclosed materials.

     As a result of the Reorganization, holders of common stock of NRI would receive newly issued shares of common stock of NRO, the aggregate net asset value of which would equal the aggregate net asset value of the NRI common stock they held immediately prior to the Reorganization. NRI common stockholders would not, however, receive fractional shares of NRO common stock. Instead, NRO would pay cash to each former holder of NRI common stock in an amount equal to the value of the fractional shares of NRO common stock that stockholder would otherwise have received in the Reorganization. In addition, holders of preferred stock of NRI would receive newly issued shares of preferred stock of NRO. Each share of newly issued NRO preferred stock would have a liquidation preference of $25,000, which is the same as each share of NRI preferred stock. The currently issued and outstanding shares of common and preferred stock of NRO would remain issued and outstanding.

     NRI is registered as a closed-end, non-diversified management investment company and is listed on the New York Stock Exchange. NRO is registered as a closed-end, non-diversified management investment company and is listed on the American Stock Exchange. The Funds have substantially identical investment objectives and policies, invest in the same markets and present the same general risks. Each Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective for each Fund. Under normal market conditions, each Fund invests: (1) at least 90% of its total assets in income-producing common equity securities, preferred securities, securities convertible into equity securities and non-convertible debt securities issued by real estate companies (including real estate investment trusts ("REITs")); and
(2) at least 75% of its total assets in income-producing equity securities of REITs. The current investment objectives and policies of NRO will continue unchanged if the Reorganization occurs.


     The Directors of NRO and NRI believe that combining the Funds could benefit stockholders of each Fund by providing the potential for economies of scale, a lower operating expense ratio (excluding distributions paid on preferred stock) and enhanced market liquidity for shares of NRO, the surviving Fund.


     Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet. If we do not hear from you by January 3, 2008, our proxy solicitor, Georgeson Inc., may contact you.


     It is important that your vote be received no later than the time of the Meeting.

                                             Sincerely,

                                             /s/ Peter Sundman
                                             Peter Sundman
                                             Chairman of the Board
                                             Neuberger Berman Realty
                                             Income Fund Inc.
                                             Neuberger Berman Real Estate
                                             Securities Income Fund Inc.

                                                       ____________________
                                                      |           |        |
                                                      | NEUBERGER | BERMAN |
                                                      |___________|________|

                                                      A Lehman Brothers Company

                    NEUBERGER BERMAN REALTY INCOME FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

                              ____________________

                        Important News For Stockholders
                              ____________________


     While we encourage you to read the full text of the enclosed combined Proxy Statement and Prospectus (the "Proxy Statement/Prospectus"), here is a brief overview of the proposal to be voted upon. Please refer to the more complete information contained elsewhere in the Proxy Statement/Prospectus about the proposal.

                              ____________________


          Questions and Answers about the Reorganization and Agreement


Q:   Why is a stockholder meeting being held?

A:   The joint stockholder meeting is being held to ask you to approve an
Agreement and Plan of Reorganization ("Agreement"). The Agreement provides for Neuberger Berman Realty Income Fund Inc. ("NRI") to transfer its assets to Neuberger Berman Real Estate Securities Income Fund Inc. ("NRO," and together with NRI, the "Funds") in exchange for shares of common stock and preferred stock of NRO and the assumption by NRO of NRI's liabilities and the dissolution of NRI under applicable state law (the "Reorganization").


Q:   Why is the Reorganization being recommended?

A:   In October 2007, the Board of each Fund, including all of the Directors who are not "interested persons" of the Funds under the Investment Company Act of 1940, as amended (the "Independent Directors"), unanimously approved the Reorganization and the Agreement with respect to its Fund. The Directors of NRO and NRI believe that combining the two Funds could benefit stockholders of each Fund. The Funds have the same investment objectives, investment manager, portfolio manager and Directors. The Directors believe that combining the Funds could provide the potential for economies of scale, a lower operating expense ratio (excluding distributions paid on preferred stock) and enhanced market liquidity for shares of NRO, the surviving Fund. The Proxy Statement/Prospectus contains further explanation of the reasons that the Board of each Fund recommends the Reorganization.

Q:   How will the Reorganization affect me?


A:   As a result of the Reorganization, holders of common stock of NRI will receive newly issued shares of common stock of NRO, the aggregate net asset value of which would equal the aggregate net asset value of the NRI common stock they held immediately prior to the Reorganization. NRI common stockholders would not, however, receive fractional shares of NRO common stock (except with respect to NRI common stock held in a Dividend Reinvestment Plan account). Instead, NRO would pay cash to each former holder of NRI common stock in an amount equal to the value of the fractional shares of NRO common stock that stockholder would otherwise have received in the Reorganization. In addition, holders of preferred stock of NRI would receive newly issued shares of preferred stock of NRO. Each share of newly issued NRO preferred stock would have a liquidation preference of $25,000, which is the same as each share of NRI preferred stock. The currently issued and outstanding shares of common and preferred stock of NRO would remain issued and outstanding. As noted above, the Funds have the same investment objectives, investment manager, portfolio manager and Directors.



Q:   Are the Funds' investment objectives and policies similar?

A:   Yes. The Funds have substantially identical investment objectives and policies, invest in the same markets and present the same general risks. Each Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective for each Fund. Under normal market conditions, each Fund invests: (1) at least 90% of its total assets in income-producing common equity securities, preferred securities, securities convertible into equity securities and non-convertible debt securities issued by real estate companies (including real estate investment trusts ("REITs")); and
(2) at least 75% of its total assets in income-producing equity securities of REITs. The current investment objectives and policies of NRO will continue unchanged if the Reorganization occurs.


Q:   Will the Reorganization affect my distributions?

A:   Common Stockholders of the Funds. Common stockholders of both Funds receive distributions on a monthly basis. Although the distribution amounts paid per share on the common stock of each Fund differ, because NRI common stockholders will receive shares of NRO common stock with an equivalent net asset value in the Reorganization, the smaller distribution per share paid by NRO will be offset by the larger number of shares of NRO common stock received in the Reorganization. Accordingly, although there can be no assurance, the level of distributions received by NRI common stockholders is not expected to change significantly. In addition, it is expected that NRO will not make any material change to its distributions as a result of the Reorganization and that NRO will continue to pay distributions monthly, although there can be no assurance that this will be true.

     Preferred Stockholders of the Funds. The preferred stockholders of NRI receive distributions every seven days (unless NRI declares a special rate period). The preferred stockholders of two of the four series of NRO preferred stock receive distributions every seven days and the preferred stockholders of the other two series receive distributions every 28 days (unless NRO declares a special rate period). After the Reorganization, distribution rates will continue to be set at auction. The initial rate period for each series of new shares of NRO preferred stock will depend on the date of the Reorganization. Thereafter, the auction dates, rate periods and distribution payment dates of the shares of NRO preferred stock received in the Reorganization by NRI preferred stockholders will be the same as those of the shares of NRI preferred stock held prior to the Reorganization (unless NRO declares a special rate period). The auction dates, rate periods and distribution payment dates of the currently outstanding shares of NRO preferred stock will not change (unless NRO declares a special rate period).



Q:   How will the Reorganization affect Fund fees and expenses?


A:   The Funds have the same contractual management fees but different fee waiver agreements with respect to the management fees. The management fee that NRI stockholders would pay as NRO stockholders would decrease because the contractual fee waiver for NRO's management fee is higher than the contractual fee waiver for NRI's management fee from November 1, 2007 to October 31, 2011. In addition, certain fixed expenses of the combined Fund would be spread over a larger asset base following the Reorganization and certain duplicative expenses would be eliminated.

     As a result of the Reorganization, total expenses paid by common stockholders of NRO (excluding distributions paid on its shares of preferred stock) are expected to decline from 1.01% (as of April 30, 2007) to approximately 0.96% in the combined Fund, and total expenses paid by common stockholders of NRI (excluding distributions paid on its shares of preferred stock) are expected to remain the same in the combined Fund at 0.96% (as of April 30, 2007). These numbers and the below numbers include the effect of the contractual management fee waiver, as discussed in the Proxy Statement/Prospectus, for each Fund as of April 30, 2007. However, they do not take into account the fact that NRO's contractual management fee waiver will be higher than NRI's from November 1, 2007 until October 31, 2011, which should result in lower management fees for NRI common stockholders following the proposed Reorganization. Including distributions paid on shares of preferred stock, total expenses paid by common stockholders of NRO are expected to decline from 2.89% (as of April 30, 2007) to 2.71% in the combined Fund. However, including distributions paid on shares of preferred stock, total expenses paid by common stockholders of NRI are expected to increase from 2.57% (as of April 30, 2007) to 2.71% in the combined Fund. The reason for this expected increase is that the combined Fund following the Reorganization will employ a slightly greater percentage of leverage than NRI does now, meaning that the cost per share of common stock of distributions paid on shares of preferred stock is expected to be higher for the combined Fund than for NRI. To illustrate, as of April 30, 2007,

NRI had issued preferred stock in an amount equal to 23.43% of its total assets and NRO had issued preferred stock in an amount equal to 26.37% of its total assets. Assuming the Reorganization had occurred on April 30, 2007, the combined Fund would have issued preferred stock in an amount equal to 24.87% of its total assets, with the common stockholders bearing correspondingly higher expenses. Again, these numbers do not reflect the higher fee waiver currently enjoyed by NRO, which would apply to all shares after the Reorganization.


     Although there can be no assurance, the leverage provided by the preferred stock of the combined Fund following the Reorganization is expected to provide a net benefit to existing common stockholders of NRI in the form of increased income to the surviving Fund and increased distributions to common stockholders even after considering distributions paid on shares of preferred stock. As discussed above, expenses excluding distributions paid on shares of preferred stock are expected to remain the same for NRI and decrease for NRO. As a result, although there can be no assurance, the Reorganization is expected to provide a net benefit to common stockholders of NRI.


Q:   Who will pay for the Reorganization?

A:   NRO and NRI will pay, in proportion to their respective net assets, the costs of the Reorganization up to $400,000. Neuberger Berman Management Inc., the Funds' investment manager, will pay any costs incurred in connection with the Reorganization above $400,000.


Q:   Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:   You will pay no sales loads or commissions in connection with the
Reorganization. However, up to $400,000 of the costs associated with the Reorganization will be borne by NRO and NRI, and therefore will be borne by the common stockholders of NRO and NRI.


Q:   Will I have to pay any taxes as a result of the Reorganization?

A:   The Reorganization is intended to qualify as a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the Reorganization qualifies for such treatment, you generally will not recognize a gain or loss for federal income tax purposes as a direct result of the Reorganization. Holders of common stock of NRI, however, will recognize gain or loss with respect to cash they receive pursuant to the Reorganization in lieu of fractional shares. As a condition to the closing of the Reorganization, NRI and NRO will receive an opinion of counsel to the effect that the Reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax adviser about any state, local and other tax consequences of the Reorganization. See "Information about the Proposed Reorganization-Federal Income Tax Consequences."

Q:   How does the Board recommend that I vote on the Agreement?

A:   The Board of each Fund, including all of the Independent Directors, unanimously recommends that you vote "FOR" the Agreement.


Q:   What happens if the Agreement is not approved?


A:   If stockholders do not approve the Agreement, each Fund will continue as a separate investment company, and the Board of each Fund will separately consider alternatives it determines to be in the best interests of its stockholders, including re-proposing the Agreement.



Q:   When is the Reorganization expected to occur?

A:   If stockholders of both Funds approve the Agreement, the Reorganization is expected to occur during the first calendar quarter of 2008.


Q:   May dissenting stockholders seek appraisal rights in the Reorganization?

A:   NRI preferred stockholders have appraisal rights under Maryland law in the
Reorganization. To perfect their appraisal rights, NRI preferred stockholders must strictly comply with the procedures in Sections 3-201 et seq. of the Maryland General Corporation Law. Failure to strictly comply with these procedures will result in the loss of appraisal rights. We have attached a copy of Sections 3-201 et seq. of the Maryland General Corporation Law as Appendix E.

     NRI common stockholders, NRO common stockholders and NRO preferred stockholders have no appraisal rights under Maryland law.


Q:   I am an investor who holds a small number of shares. Why should I vote?


A:   Your vote makes a difference. If many stockholders like you fail to vote their shares, the Funds may not receive enough votes to go forward with the stockholders meeting.



Q:   How can I vote?

A:   There are a number of ways to vote your shares:

     By Mail: You may vote by dating, signing and returning the enclosed proxy card(s) in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted "FOR" the Agreement.

     By Phone: You may vote by telephone by calling the number on your proxy card(s).

     Via the Internet: You may vote through the Internet by visiting the website listed on your proxy card(s).

     In Person: If you plan to attend the stockholders meeting, you may vote in person.


Q:   Who gets to vote?


A:   If you owned shares of common or preferred stock of NRO or NRI at the close of business on November 29, 2007, you are entitled to vote those shares, even if you are no longer a stockholder of either Fund.



Q:   Whom do I call if I have questions?


A:   If you need more information or have any questions on how to cast your vote, please call Georgeson Inc., the Funds' proxy solicitor, at 1-866-577-4995.



     Your vote is important. Please vote promptly to avoid the expense to the Funds of additional solicitation.

                                                       ____________________
                                                      |           |        |
                                                      | NEUBERGER | BERMAN |
                                                      |___________|________|

                                                      A Lehman Brothers Company

                    NEUBERGER BERMAN REALTY INCOME FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.


                                605 Third Avenue
                         New York, New York 10158-0180

                            _________________________

                NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS
                            _________________________


Dear Stockholder:


     NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Stockholders ("Meeting") of each of the above-referenced funds (the "Funds") will be held on January 25, 2008, at 11:00 a.m. Eastern time, at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41(st) Floor, New York, New York 10158-3698, for the following purposes:


     (1) To approve an Agreement and Plan of Reorganization pursuant to which Neuberger Berman Realty Income Fund Inc. ("NRI") would transfer its assets to Neuberger Berman Real Estate Securities Income Fund Inc. ("NRO") in exchange for shares of common stock and preferred stock of NRO and the assumption by NRO of NRI's liabilities and NRI would dissolve under applicable state law; and

     (2) To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.


     You are entitled to vote at the Meeting and any adjournments thereof if you owned Fund shares at the close of business on November 29, 2007 ("Record Date"). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s). If you have any questions about the proposal or the voting instructions, please call the Funds at 877-461-1899. The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.


     Each Fund will admit to the Meeting: (1) all stockholders of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker,
(3) persons who have been granted proxies, and (4) such other persons that the Fund, in its sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please contact the Funds at 877-461-1899.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

                                            By order of the Boards of Directors,

                                            /s/ Claudia A. Brandon
                                            Claudia A. Brandon
                                            Secretary
                                            Neuberger Berman Realty
                                            Income Fund Inc.
                                            Neuberger Berman Real Estate
                                            Securities Income Fund Inc.


December 13, 2007
New York, New York

                      Instructions for Signing Proxy Cards

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                  Valid Signature
________________________________________________________________________________

Corporate Accounts

(1) ABC Corp.                                              ABC Corp.
(2) ABC Corp.                                              John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer                      John Doe
(4) ABC Corp. Profit Sharing Plan                          John Doe, Trustee

Trust Accounts

(1) ABC Trust                                              Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78                    Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA     John B. Smith
(2) John B. Smith                                          John B. Smith, Jr.,
                                                           Executor
________________________________________________________________________________

________________________________________________________________________________

                   YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                            SHARES OF STOCK YOU OWN.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.


     You may receive more than one proxy card depending on how you hold shares of a Fund. Please fill out and return each proxy card.


     Stockholders are invited to attend the Meeting in person. Any stockholder who does not expect to attend the Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s).

     To avoid the additional expense to the Funds of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.
________________________________________________________________________________

                    This page is intentionally left blank

                                                       ____________________
                                                      |           |        |
                                                      | NEUBERGER | BERMAN |
                                                      |___________|________|

                                                      A Lehman Brothers Company

                              Proxy Statement For:

                    NEUBERGER BERMAN REALTY INCOME FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.


                                605 Third Avenue
                          New York, New York 10158-0180
                                  877-461-1899


                                Prospectus For:


            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.



     This combined Proxy Statement and Prospectus (the "Proxy Statement/ Prospectus") is being furnished in connection with the solicitation of proxies by the Boards of Directors (each, a "Board," and collectively, the "Boards") of Neuberger Berman Realty Income Fund Inc. ("NRI") and Neuberger Berman Real Estate Securities Income Fund Inc. ("NRO," and together with NRI, the "Funds") for a Joint Special Meeting of Stockholders of each Fund (the "Meeting"). The Meeting will be held on January 25, 2008, at 11:00 a.m. Eastern time, at the offices of Neuberger Berman, LLC ("NB LLC"), 605 Third Avenue, 41(st) Floor, New York, New York 10158-3698. At the Meeting, common and preferred stockholders of each Fund will be asked to consider and act upon the following:



     (1) To approve an Agreement and Plan of Reorganization pursuant to which NRI would transfer its assets to NRO in exchange for shares of common stock and preferred stock of NRO and the assumption by NRO of NRI's liabilities and NRI would dissolve under applicable state law (the "Reorganization"); and

     (2) To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.


Proposed Reorganization


     If the Reorganization is approved, holders of common stock, par value $0.0001 per share, of NRI (the "NRI Common Shares") would receive newly issued shares of common stock, par value $0.0001 per share, of NRO (the "NRO Common Shares," and together with NRI Common Shares, the "Common Shares"), the aggregate net asset value of which would equal the aggregate net asset value of the NRI Common Shares they held immediately prior to the Reorganization. NRI common stockholders would not, however, receive fractional NRO Common Shares. Instead, NRO would pay cash to each former holder of NRI Common Shares in an amount equal to the value of the fractional NRO Common Shares that stockholder would otherwise have received in the Reorganization. Although the NRO Common Shares received in the Reorganization would have the same total net asset value as the NRI Common Shares held immediately before the Reorganization (disregarding fractional shares), their stock price on the American Stock Exchange ("AMEX") may be greater or less than that of the NRI Common Shares, based on current market prices persisting at the time of the Reorganization.

     In addition, if the Reorganization is approved, NRO will issue four additional series of Auction Market Preferred Shares designated Series B, Series D, Series E and Series F, par value $0.0001 per share, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not declared) (together with the currently outstanding Auction Market Preferred Shares, "NRO Preferred Shares"), and will redesignate its currently outstanding Auction Market Preferred Shares, Series B, Series C, and Series D as Series C, Series G and Series H, respectively. Those redesignated series will retain the same rights, preferences, and distribution payment periods; the only change is to the name of the series. Holders of NRI's Auction Preferred Shares, Series A, Series B, Series C, and Series D, par value $0.0001 per share, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not declared) (the "NRI Preferred Shares," and together with NRI Common Shares, the "NRI Shares"), will receive newly issued shares of NRO's Auction Market Preferred Shares, Series B, Series D, Series E, and Series F, respectively (NRO Preferred Shares and NRI Preferred Shares collectively, the "Preferred Shares") (such Common Shares and Preferred Shares, collectively, the "Shares"). The auction dates, rate periods and distribution payment dates of the NRO Preferred Shares received in the Reorganization by NRI preferred stockholders will be the same as those of the NRI Preferred Shares held prior to the Reorganization. However, the length of the first rate period following the Reorganization will be different from the current rate periods for NRI. All NRO Common Shares and NRO Preferred Shares (collectively, the "NRO Shares") currently issued and outstanding will remain issued and outstanding following the Reorganization with, as noted above, the redesignation in the names of certain series of NRO Preferred Series.


     Assuming the stockholders of both Funds approve the Reorganization and all other conditions to the consummation of the Reorganization are satisfied or waived, the Funds will jointly file articles of transfer (the "Articles of Transfer") with the State Department of Assessments and Taxation in Maryland (the "SDAT"). The Reorganization will become effective when the SDAT accepts for record the Articles of Transfer or at such later time as is specified in the Articles of Transfer, which time may not exceed 30 days after the Articles of Transfer are accepted for record. The date when the Articles of Transfer are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the "Closing Date." NRI, as soon as practicable after the Closing Date, will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"), will de-list from the New York Stock Exchange ("NYSE") and will dissolve under applicable state law.

Required Vote

     Because the Agreement has been approved unanimously by the Board of each Fund, including all of the Independent Directors of each Fund, approval of the Agreement requires the affirmative vote of the holders of a majority of the Common Shares and Preferred Shares of each Fund, voting together as a single class. By voting to approve the Agreement, NRO stockholders are also voting to approve the issuance of NRO Common Shares under the Agreement. See "Voting Information" below.


Board Recommendation

     The Board of each Fund, including all of the Independent Directors of each Fund, believes that combining the two Funds could benefit the stockholders of both Funds by providing the potential for economies of scale, a lower operating expense ratio (excluding distributions paid on Preferred Shares) and enhanced market liquidity for the Shares of the combined Fund following the Reorganization. Independent Directors are those who are not associated with the Funds' investment manager or sub-adviser or their affiliates or with any broker-dealer used by the Funds, the investment manager or the sub-adviser in the past six months. Accordingly, the Board of each Fund, including all of the Independent Directors of each Fund, unanimously recommends that you vote FOR the Agreement.


Information about the Funds


     NRO was incorporated in Maryland on August 28, 2003; NRI was incorporated in Maryland on March 4, 2003. The Funds are registered as closed-end, non-diversified management investment companies. NRI Common Shares are listed on the NYSE under the symbol "NRI." NRO Common Shares are listed on the AMEX under the symbol "NRO." After the Closing Date, NRO Common Shares will continue to be listed on the AMEX under the symbol "NRO."


     Neuberger Berman Management Inc. ("NB Management") acts as each Fund's investment manager, and NB LLC acts as each Fund's sub-adviser (collectively, the investment manager and the sub-adviser are referred to as "Neuberger Berman").

     The Funds have substantially identical investment objectives and policies, invest in the same markets and present the same general risks. Each Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective for each Fund. Under normal market conditions, each Fund invests: (1) at least 90% of its total assets in income-producing common equity securities, preferred securities, securities convertible into equity securities and non-convertible debt securities issued by real estate companies (including real estate investment trusts ("REITs")); and (2) at least 75% of its total assets in income-producing equity securities of REITs. The current investment objectives and policies of NRO will continue unchanged if the Reorganization occurs.

     This Proxy Statement/Prospectus serves as a prospectus for NRO under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of NRO Shares in the Reorganization. You should retain this Proxy Statement/Prospectus for future reference, as it sets forth concisely information about the Funds that you should know before voting on the Reorganization.


     A Statement of Additional Information ("SAI") dated December 13, 2007, which contains additional information about the Reorganization and the Funds, has been filed with the Securities and Exchange Commission (the "SEC"). The SAI, as well as each Fund's Annual Report to Stockholders for the fiscal year ended October 31, 2006, and each Fund's Semi-Annual Report to Stockholders for the semi-annual period ended April 30, 2007, which highlight certain important information such as investment performance and expense and financial information, are incorporated by reference into this Proxy Statement/Prospectus. You may receive free of charge a copy of the SAI, or the annual report and semi-annual report for either Fund, by calling 877-461-1899 or by writing the Funds at 605 Third Avenue, New York, New York 10158-0180.


     In addition, you can copy and review this Proxy Statement/Prospectus and the complete registration statement filing on Form N-14 containing this Proxy Statement/Prospectus and any of the above-referenced documents at the SEC's Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

     Reports, proxy statements and other information concerning NRI may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. Reports, proxy statements and other information concerning NRO may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006.

     The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.



     The date of this Proxy Statement/Prospectus is December 13, 2007.

                               TABLE OF CONTENTS
                                                                            Page


Summary                                                                        6
Comparison of Principal Risks of Investing in the Funds                       15
Information about the Proposed Reorganization                                 20
Comparison of Investment Objectives and Strategies                            26
Portfolio Securities                                                          28
Management of the Funds                                                       28
Additional Information about the Funds                                        30
Capitalization                                                                39
Portfolio Composition                                                         40
Dividends and other Distributions                                             41
Repurchase of Common Shares; Tender Offers;
     Conversion to Open-End Fund                                              47
Tax Matters                                                                   48
Net Asset Value                                                               50
Portfolio Transactions                                                        50
Description of the Funds' Capital Stock                                       52
Other Matters                                                                 52
Stockholder Proposals                                                         52
Stockholder Communications with the Boards                                    52
Voting Information                                                            53
Service Providers                                                             58
Appendix A - Form of Agreement and Plan of Reorganization                    A-1
Appendix B - Risks of Investing in the Funds                                 B-1
Appendix C - Investment Strategies of the Funds                              C-1
Appendix D - Description of the Funds' Capital Stock                         D-1
Appendix E - Sections 3-201 et seq. of the Maryland
     General Corporation Law                                                 E-1

                 PROPOSAL - TO APPROVE AN AGREEMENT AND PLAN OF
              REORGANIZATION PURSUANT TO WHICH NRI WOULD TRANSFER
               ITS ASSETS TO NRO IN EXCHANGE FOR SHARES OF COMMON
              STOCK AND PREFERRED STOCK OF NRO AND THE ASSUMPTION
            BY NRO OF NRI'S LIABILITIES AND NRI WOULD DISSOLVE UNDER
                              APPLICABLE STATE LAW

                                    SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Appendix A (the "Agreement").

Proposed Reorganization

     In October 2007, the Funds' Boards, including all of the Independent Directors, unanimously approved the Reorganization and the Agreement, which provides for the following:

     o NRO will acquire all of the assets and assume all of the liabilities of NRI. This will result in the addition of NRI's assets to NRO's portfolio. The net asset value (the "NAV") of each Fund will be computed as of 4:00 p.m., Eastern Time, on the Closing Date;

     o NRO will issue and cause to be listed on the AMEX additional NRO Common Shares in an amount equal to the value of NRI's net assets attributable to its common shares (less the share of costs of the Reorganization thereof it bears). Those shares will be distributed to NRI common stockholders of record in proportion to their holdings of NRI Common Shares immediately prior to the Reorganization (though common stockholders will receive cash for their fractional NRI Common Shares other than those NRI Common Shares held in a Dividend Reinvestment Plan account);


     o NRO will issue four additional series of Auction Market Preferred Shares designated Series B, Series D, Series E and Series F, par value $0.0001 per share, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not declared) and will redesignate its currently outstanding Auction Market Preferred Shares, Series B, Series C, and Series D as Series C, Series G and Series H, respectively. Those redesignated series will retain the same rights, preferences, and distribution payment periods; the only change is to the name of the series.

     o NRO will issue NRO Preferred Shares to NRI. The aggregate liquidation preference of NRO Preferred Shares received in the Reorganization will equal the aggregate liquidation preference of NRI Preferred Shares held immediately prior to the Reorganization. Holders of NRI's Auction Preferred Shares, Series A, Series B, Series C, and Series D, par value $0.0001 per share, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not declared) will receive newly issued shares of NRO's Auction Market Preferred Shares, Series B, Series D, Series E, and Series F, respectively, par value $0.0001 per share, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not declared). After the Reorganization, distribution rates will continue to be set at auction. The initial rate period for each series of new NRO Preferred Shares will depend on the date of the Reorganization. Thereafter, the auction dates, rate periods and distribution payment dates of the NRO Preferred Shares received in the Reorganization by NRI preferred stockholders will be the same as those of the NRI Preferred Shares held prior to the Reorganization (unless NRO declares a special rate period). The auction dates, rate periods and distribution payment dates of the currently outstanding NRO Preferred Shares will not change (unless NRO declares a special rate period); and

     o after the Reorganization, NRI will (1) de-register with the SEC, (2) de-list from the NYSE and (3) dissolve under Maryland corporate law.



     NRO will issue NRO Preferred Shares in connection with the Reorganization only if Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"), which serve as rating agencies with respect to the outstanding NRO Preferred Shares, shall have advised NRO that the closing of the Reorganization will not result in the withdrawal of their current ratings of Aaa and AAA, respectively, of the outstanding NRO Preferred Shares and that the new NRO Preferred Shares to be issued in the Reorganization will be rated Aaa and AAA, respectively. Of course, there can be no assurance that the NRO Preferred Shares will carry a rating of Aaa from Moody's and AAA from Fitch at all times in the future.

     All NRO Shares currently issued and outstanding will remain issued and outstanding following the Reorganization, however, as noted above, NRO's Auction Market Preferred Shares, Series B, Series C, and Series D will be redesignated as Series C, Series G and Series H. The below tables shows the series of NRO Preferred Shares that each Fund's preferred stockholders will hold after the Reorganization.

         NRI Preferred Shares          Combined Fund Preferred Shares

               Series A           >               Series B

               Series B           >               Series D

               Series C           >               Series E

               Series D           >               Series F

         NRO Preferred Shares          Combined Fund Preferred Shares

               Series A           >               Series A

               Series B           >               Series C

               Series C           >               Series G

               Series D           >               Series H


     If the Agreement is not approved, each Fund will continue as a separate investment company, and the Board of each Fund will separately consider alternatives it determines to be in the best interests of stockholders, including re-proposing the Reorganization.

Board Recommendation

     For the reasons set forth below in "Information about the Proposed Reorganization-Reasons for the Reorganization and Board Considerations," the Board of each Fund, including all of its Independent Directors, has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing stockholders of its Fund will not be diluted as a result of its effecting the Reorganization. The Boards, therefore, are hereby submitting the Agreement to the stockholders of each Fund and unanimously recommend that stockholders of each Fund vote "FOR" the Agreement.

Required Vote

     Because the Agreement has been approved unanimously by the Board of each Fund, including all of the Independent Directors of each Fund, under each Fund's Articles of Incorporation (which, as hereafter amended, restated or supplemented from time to time, are, together with the Articles Supplementary, referred to as the "Articles") approval of the Agreement requires the affirmative vote of the holders of a majority of the Common Shares and Preferred Shares of each Fund, voting together as a single class. By voting to approve the Agreement, NRO stockholders are also voting to approve the issuance of NRO Common Shares under the Agreement. See "Voting Information" below. If stockholders of both Funds approve the Agreement, the Closing Date of the Reorganization is expected to occur during the first calendar quarter of 2008.

Tax Matters


     As a condition to completion of the Reorganization, the Funds will receive an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP ("Counsel") to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, for those purposes, among other things, (1) neither Fund nor the holders of NRI Shares (the "NRI Stockholders") will recognize any gain or loss as a direct result of the Reorganization, (2) an NRI Stockholder's aggregate basis in the NRO Shares it receives in the Reorganization will be the same as the aggregate basis in its NRI Shares it actually or constructively surrenders in exchange for such NRO Shares and (3) an NRI Stockholder's holding period for those NRO Shares will include, in each instance, its holding period for those NRI Shares, provided the NRI Stockholder holds them as capital assets on the Closing Date. Holders of NRI Common Shares, however, will recognize gain or loss with respect to cash they receive pursuant to the Reorganization in lieu of fractional NRI Common Shares. For more information about the federal income tax consequences of the Reorganization, see "Information about the Proposed Reorganization-Federal Income Tax Consequences" below.


Comparison of Investment Objectives and Principal Investment Strategies

     The Funds have substantially identical investment objectives and policies, invest in the same markets and present the same general risks. There are no significant differences between the investment objectives and strategies of the Funds.

     Each Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective for each Fund. Under normal market conditions, each Fund invests: (1) at least 90% of its total assets in income-producing common equity securities, preferred securities, securities convertible into equity securities and non-convertible debt securities issued by real estate companies (including REITs); and (2) at least 75% of its total assets in income-producing equity securities of REITs.

     Under normal market conditions, each Fund invests at least 90% of its total assets in income-producing common equity securities, preferred securities, securities convertible into equity securities ("convertible securities") and non-convertible debt securities issued by "Real Estate Companies." A Real Estate Company is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). REITs are considered to be Real Estate Companies.


     Each Fund invests at least 75% of its total assets, under normal market conditions, in income-producing equity securities issued by REITs. A REIT pools investors' funds for investment primarily in income-producing real estate or in real estate-related loans (such as mortgages) or other interests. In general, the shares of a REIT are freely traded, usually on a major stock exchange. REITs historically have paid relatively high dividends (as compared to other types of companies), and each

Fund intends to use REIT dividends in an effort to meet its primary investment objective of high current income. Each Fund anticipates that, in current market conditions, it will invest primarily in "equity-oriented" REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.

     Each Fund typically invests approximately 70% to 80% of its total assets in common equity securities and 20% to 30% of its total assets in preferred securities issued by REITs and other Real Estate Companies, although the actual investment percentages can be expected to vary over time.


     The Fund is not intended to be a complete investment program, and there is no assurance that the Fund will achieve its objectives.

     The preceding summary of the Funds' investment objectives and certain policies should be considered in conjunction with the discussion below under "Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds-Investment Objectives, Strategies and Principal Risks," "-Additional Investment Activities" and "-Risk Factors."

Dividends and other Distributions

     Common Stockholders of the Funds: Common stockholders of both Funds receive distributions on a monthly basis. Although the distribution amounts paid per share on the Common Shares of each Fund differ, because NRI common stockholders will receive NRO Common Shares with an equivalent NAV in the Reorganization, the smaller distribution per share paid by NRO will be offset by the larger number of NRO Common Shares received in the Reorganization. Accordingly, although there can be no assurance, the level of distributions received by NRI common stockholders is not expected to change significantly. It is expected that the dollar amount of distributions that NRI stockholders receive will not change once the Reorganization occurs, although there can be no assurance that this will be true. In addition, it is expected that NRO will not make any material change to its distributions as a result of the Reorganization and that NRO will continue to pay distributions monthly, although there can be no assurance that this will be true.


     Preferred Stockholders of the Funds: The preferred stockholders of NRI receive distributions every seven days (unless NRI declares a special rate period). The preferred stockholders of two of the four series of NRO preferred stock receive distributions every seven days and the preferred stockholders of the other two series receive distributions every 28 days (unless NRO declares a special rate period). After the Reorganization, distribution rates will continue to be set at auction. The initial rate period for each series of new NRO Preferred Shares will depend on the date of the Reorganization. Thereafter, the auction dates, rate periods and distribution payment dates of the NRO Preferred Shares received in the Reorganization by NRI preferred stockholders will be the same as those of the NRI Preferred Shares held prior to the Reorganization (unless NRO declares a special rate period). The auction dates, rate periods and distribution payment dates of the currently outstanding NRO Preferred Shares will not change (unless NRO declares a special rate period).


Purchase and Redemption Procedures

     Purchase and Sale. Purchase and sale procedures for the Common Shares of the Funds are similar. Investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE or AMEX, as applicable. Each Fund's Preferred Shares are purchased and sold at separate auctions conducted on a regular basis (unless a Fund elects, subject to certain conditions, to declare a special rate period).

     Redemption Procedures. Redemption procedures for the Funds are similar. The Common Shares of each Fund have no redemption rights. However, the Board of each Fund may consider open market share repurchases of, or tendering for, Common Shares to seek to reduce or eliminate any discount from net asset value at which the Common Shares trade. Each Fund's ability to repurchase, or tender for, its Common Shares may be limited by the 1940 Act asset coverage requirements and by any rating agency requirements.

     Provided certain conditions are met, the Preferred Shares of each Fund are redeemable at the option of each Fund, at a price equal to $25,000 per share plus, in each case, accumulated and unpaid dividends (including additional dividends, if any) on the redemption date.

Effect on Expenses


     As a result of the Reorganization, total expenses paid by holders of NRO Common Shares (excluding distributions paid on Preferred Shares) are expected to decline from 1.01% (as of April 30, 2007) to approximately 0.96% in the combined Fund, and total expenses paid by holders of NRI Common Shares (excluding distributions paid on Preferred Shares) are expected to remain the same in the combined Fund at 0.96% (as of April 30, 2007). These numbers and the below numbers include the effect of the contractual management fee waiver, as discussed below, for each Fund as of April 30, 2007. However, they do not take into account the fact that NRO's contractual management fee waiver will be higher than NRI's from November 1, 2007 until October 31, 2011, which should result in lower management fees for NRI common stockholders following the proposed Reorganization. Including distributions paid on Preferred Shares, total expenses paid by holders of NRO Common Shares are expected to decline from 2.89% (as of April 30, 2007) to 2.71% in the combined Fund. However, including distributions paid on Preferred Shares, total expenses paid by holders of NRI Common Shares are expected to increase from 2.57% (as of April 30, 2007) to 2.71% in the combined Fund. The reason for this expected increase is that the combined Fund following the Reorganization will employ a slightly greater percentage of leverage than NRI does now, meaning that the cost per Common Share of distributions paid on Preferred Shares is expected to be higher for the combined Fund than for NRI. To illustrate, as of April 30, 2007, NRI had issued Preferred Shares in an amount equal to 23.43% of its total assets and NRO had issued Preferred Shares in an amount equal to 26.37% of its total assets. Assuming the Reorganization had occurred on April 30, 2007, the combined Fund would have issued Preferred Shares in an amount equal to 24.87% of its total assets, with the common stockholders bearing correspondingly higher expenses. Again, these numbers do not reflect the higher fee waiver currently enjoyed by NRO, which would apply to all shares after the Reorganization.


     Although there can be no assurance, the leverage provided by the Preferred Shares of the combined Fund following the Reorganization is expected to provide a net benefit to existing holders of NRI Common Shares in the form of increased income to the surviving Fund and increased distributions to holders of Common Shares even after considering distributions paid on Preferred Shares. As discussed above, expenses excluding distributions paid on Preferred Shares are expected to remain the same for NRI and decrease for NRO. As a result, although there can be no assurance, the Reorganization is expected to provide a net benefit to holders of NRI Common Shares.

     NB Management receives a fee as investment manager and administrator of each Fund, payable monthly, calculated at an annual rate equal to 0.85% of each Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets"). NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from each Fund in the amounts, and for the time periods, set forth below. As shown in the table below, due to the difference in time when each Fund commenced operations, NRO's contractual management fee waiver is higher than NRI's for each relevant time period.







                                       NRI                                  NRO
                                       ___                                  ___

Fiscal Period            Percentage Waived of the Fund's      Percentage Waived of the Fund's
Ending October 31,        average daily Managed Assets         average daily Managed Assets

2008                                  0.20%                                0.25%
2009                                  0.15%                                0.19%
2010                                  0.10%                                0.13%
2011                                  0.05%                                0.07%

     Each Fund utilizes leverage through the issuance of Preferred Shares in an effort to increase the Fund's income available for distribution to holders of its Common Shares. Each Fund, including the combined Fund following the Reorganization, may redeem its Preferred Shares based on procedures detailed in its Articles Supplementary. NB Management continually monitors the benefits and costs of each Fund's Preferred Shares to the holders of that Fund's Common Shares. Should the holders of a Fund's Common Shares no longer receive a net benefit from the leverage provided by the Fund's outstanding Preferred Shares for a sustained period of time, the Fund may consider redeeming some or all of its outstanding Preferred Shares.

Fee Table and Expense Example


     The tables below (1) compare the fees and expenses of each Fund as of April 30, 2007 and (2) show the estimated fees and expenses of the combined Fund, on a pro forma basis, as if the Reorganization occurred on April 30, 2007. The estimates are based on the contracts and agreements in effect as of April 30, 2007 and reflect the operating expense accrual rates on that date, which are based on each Fund's net assets as of April 30, 2007. Accordingly, the actual fees and expenses of each Fund and the combined Fund as of the Closing Date of the Reorganization may differ from those reflected in the tables below due to changes in net assets from those at April 30, 2007. No amount of any prior fee waiver or expense reimbursement to each Fund may be recovered by any person.


     Changes in net assets may result from market appreciation or depreciation and other factors occurring between that date and the Closing Date. As a general matter, changes (positive or negative) in a Fund's expense ratio resulting from fluctuations in its net assets will be borne by the stockholders of that Fund and the combined Fund. For information concerning the net assets of each Fund as of April 30, 2007, please see "Capitalization."

     The estimated expenses of each Fund as of April 30, 2007 and pro forma expenses following the proposed Reorganization are set forth below. The percentages in the table below are percentages of the Funds' net assets attributable to Common Shares.

     Fee Table

                                                 ACTUAL              PRO FORMA
                                          ______________________________________

                                                  NRI        NRO        NRO
________________________________________________________________________________

Common Stockholder Transaction
Expenses (1)
     Sales Load (as a percentage of
offering price) (2)                               None       None       None
     Dividend Reinvestment Plan Fees (3)          None       None       None
________________________________________________________________________________

(Unaudited)




                                                         ACTUAL
                                                 (Assuming Leverage as
                                                      Described Above)          PRO FORMA
                                                 ____________________________________________

                                                   NRI           NRO               NRO
_____________________________________________________________________________________________

Annual Expenses (as a percentage of net
assets attributable to common shares) ^
     Management Fee*                               1.12          1.16              1.14
     Interest Payments on Borrowed Funds           0.00          0.00              0.00
     Other Expenses (4)                            0.17          0.19              0.15
Total Annual Expenses                              1.29          1.35              1.29
Distributions on Preferred Shares (5)              1.61          1.88              1.75
Total Annual Fund Operating Expenses
     and Distributions on Preferred Shares         2.90          3.23              3.04
Minus: Expense Waiver                             (0.33) (6)    (0.34) (7)        (0.33) (7)
Net Annual Fund Operating Expenses
     and Distributions on Preferred Shares         2.57          2.89              2.71
_____________________________________________________________________________________________


^    Does not reflect the effect of expense offset arrangements.


*    Management fees includes both the management fee and administration fee.

(1) No expense information is presented with respect to Preferred Shares because they do not bear any transaction or operating expenses of the Funds and will not bear any transaction or operating expenses of the combined Fund.

(2) Common Shares purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by stockholders in the initial offering of each Fund.

(3) Each participant in the dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(4) In connection with the Reorganization, there are certain other transaction expenses not reflected in "Other Expenses" which include, but are not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to stockholders; costs related to preparation and distribution of materials distributed to Boards; expenses incurred in connection with the preparation of the Agreement and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

(5) Distribution rates on Preferred Shares are set in the auction process. Prevailing interest rate, yield curve and market circumstances at the time at which the distribution rate on Preferred Shares for the next dividend period are set substantially influence the rate determined in an auction. As these factors change over time, so too do the distribution rates set.

(6) NB Management has contractually agreed to waive a portion of the management fee it is entitled to receive from NRI at an annual rate of 0.25% of its average daily Managed Assets from the commencement of its operations through October 31, 2007, 0.20% thereafter through October 31, 2008, 0.15% thereafter through October 31, 2009, 0.10% thereafter through October 31, 2010 and 0.05% thereafter through October 31, 2011. NB Management has not agreed to waive any portion of its fees or expenses beyond October 31, 2011. Because the management and administrative fees are based on Managed Assets, the dollar amount of such fees is higher due to the issuance of the NRI Preferred Shares.

(7) NB Management has contractually agreed to waive a portion of the management fee it is entitled to receive from NRO at an annual rate of 0.25% of its average daily Managed Assets from the commencement of its operations through October 31, 2008, 0.19% thereafter through October 31, 2009, 0.13% thereafter through October 31, 2010 and 0.07% thereafter through October 31, 2011. NB Management has not agreed to waive any portion of its fees or expenses beyond October 31, 2011. Because the management and administrative fees are based on Managed Assets, the dollar amount of such fees is higher due to the issuance of the NRI Preferred Shares.

     Example

     The following example helps you compare the costs of investing in the Funds' Common Shares with the costs of investing in other funds. The example reflects the total expenses of the Funds including distributions paid on the Funds' Preferred Shares. The example assumes that you invest $1,000 in Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, that the Funds' operating expenses and distributions paid on the Funds' Preferred Shares remain the same and that the Funds' contractual management fee waiver described above is in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           1 Year        3 Years        5 Years       10 Years
                       _________________________________________________________

NRI                         $26            $82            $150          $334
NRO                         $29            $91            $164          $363
Combined Fund               $27            $85            $156          $346


COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     The Funds have substantially identical investment objectives and policies, invest in the same markets and present the same general risks. Below are the primary risks of investing in NRO. The risks for investing in NRI are the same. For a more complete description of the risks of investing in NRO, please refer to Appendix B. Risk is inherent in all investing. Therefore, before investing in NRO, you should consider certain risks carefully.

     Investment Risk

     An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

     Stock Market Risk

     Your investment in Fund shares will represent an indirect investment in REIT shares and other real estate securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of the Fund's portfolio securities will fluctuate, sometimes rapidly and unpredictably. The Fund's use of leverage magnifies stock market risk.

     Risks of Securities Linked to the Real Estate Market

     The Fund invests, under normal market conditions, at least 90% of its total assets in income-producing securities of Real Estate Companies, including REITs. Although the values of the securities of Real Estate Companies reflect the perceived operating values of these companies and do not always move in tandem with the prices of real estate assets, because the Fund concentrates its assets in the real estate industry, your investment in the Fund may be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

     Values of the securities of Real Estate Companies may fall, among other reasons, because of the failure of borrowers from such Real Estate Companies to pay their loans or because of poor management of the real estate properties owned by such Real Estate Companies. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company's operations and market value in periods of rising interest rates. Restrictions contained in the agreements under which many Real Estate Companies borrow money from banks and other lenders may affect a Real Estate Company's ability to operate effectively. Real estate risks may also arise where Real Estate Companies fail to carry adequate insurance, or where a Real Estate Company becomes liable for removal or other costs related to environmental contamination. Real Estate Companies may operate within particular sectors of the real estate industry, such as apartments, office and industrial, regional malls and community centers, hotels and lodging and the health care sector, that are subject to specific sector-related risks.

     Real Estate Companies tend to be small to medium-sized companies. Real Estate Company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares.

     REITs are subject to highly technical and complex provisions of the Internal Revenue Code of 1986, as amended (the "Code"). There is a possibility that a REIT may fail to qualify for conduit income tax treatment under the Code or may fail to maintain exemption from registration under the 1940 Act, either of which could adversely affect its operations.

     Terrorist incidents can adversely affect the value of a property or an entire area substantially and unexpectedly. These incidents can also disrupt or depress the economy, business and tourism, which may adversely affect the value of properties in particular industries, e.g., hotels and retail establishments. Higher insurance costs may adversely affect Real Estate Companies, and certain Real Estate Companies may be unable to obtain certain kinds of insurance.

     Interest Rate Risk

     Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund's investment in such securities means that the net assets of the Fund and the asset coverage for Preferred Shares will tend to decline if market interest rates rise.

     Interest Rate Transactions Risk

     If the Fund enters into interest rate hedging transactions, a decline in interest rates may result in a decline in the net amount receivable (or increase the net amount payable) by the Fund under the hedging transaction, which could result in a decline in the Fund's net assets.

     Credit Risk

     Credit risk is the risk that an issuer of a debt security, or the counterparty to a derivative contract or other obligation, becomes unwilling or unable to meet its obligation to make interest and principal payments. In general, lower-rated debt securities carry a greater degree of credit risk. If nationally recognized statistical ratings organizations (each a "rating agency") lower their ratings of debt securities in the Fund's portfolio, the value of those obligations could decline, which could reduce the asset coverage on Preferred Shares and negatively impact the rating agencies' ratings of Preferred Shares. Even if an issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations and, correspondingly, the net asset value of the Fund.

     Risks of Below-Investment Grade Quality Securities

     The convertible and non-convertible preferred and debt securities in which each Fund may invest are sometimes collectively referred to in this Proxy Statement/Prospectus as "Senior Income Securities." The Fund may invest up to 25% of its total assets in Senior Income Securities that are below-investment grade quality. Securities that are below-investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

     Foreign Securities Risk

     The Fund may invest up to 10% of its total assets in securities of issuers located outside of the United States, which may be denominated in currencies other than the U.S. dollar. The prices of foreign securities may be affected by factors not present with securities traded in U.S. markets, including currency exchange rates, foreign political and economic conditions, less stringent regulation and higher volatility.

As a result, many foreign securities may be less liquid and more volatile than U.S. securities. To help control this risk, the Fund will invest in foreign issuers located only in industrialized countries.

     Risks of Preferred Shares

     Leverage Risk. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Fund's asset coverage.

     The Fund has Preferred Shares outstanding, which typically pay distributions based on short-term interest rates. The proceeds of Preferred Shares is used to buy portfolio securities. If short-term interest rates rise, distributions rates on Preferred Shares may rise so that the amount of distributions to be paid to holders of preferred shares exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio is available to pay distributions on Preferred Shares, however, dividend rates on Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for Preferred Shares.

     Auction Risk. If an auction fails, you may not be able to sell some or all of your Preferred Shares. Neither the broker-dealers that have entered into an agreement with the auction agent ("Broker-Dealers") nor the Fund are obligated to purchase Preferred Shares in an auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed auction.

     Secondary Market Risk. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share plus accumulated and unpaid dividends, especially when market interest rates are rising. If the Fund has designated a special rate period, changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. You may transfer your shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into an agreement with a Broker-Dealer.

     Rating Agency and Asset Coverage Risk. A rating agency could downgrade Preferred Shares, which could affect their liquidity and their value in a secondary market. The value of the Fund's investment portfolio may decline, reducing the asset coverage for Preferred Shares. The Fund may be forced to redeem Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares.

     In addition to the risks described above, certain general risks of investing in the Fund may under certain circumstances limit the Fund's ability to pay distributions and meet its asset coverage requirements on Preferred Shares.

     Portfolio Turnover

     The Fund may engage in portfolio trading when considered appropriate by NB Management. Although in normal market conditions the Fund does not expect that its annual portfolio turnover rate will exceed 50%, the Fund has not established any limit on the rate of portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transaction expenses that are borne by the Fund, which would reduce the amount of income available for distribution on Preferred Shares.

     Terrorism Risks

     Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, the continuing presence in Iraq and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds' operations.

     Non-Diversification Risk


     The Fund is registered as "non-diversified" under the 1940 Act. A "non-diversified" fund can invest a greater portion of its assets in the securities of a single issuer than a "diversified" fund. However, the Fund has adopted a policy that it will not invest more than 10% of its total assets in the securities of any one issuer. Nonetheless, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence.


     Anti-Takeover Provisions

     The Fund's Articles and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. If the Fund were converted to open-end status, the Fund would have to redeem Preferred Shares. By resolution of the Board of Directors, each Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that "control shares" of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by stockholders at a special meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or by directors who are employees of the corporation). In general, the Maryland Business Combination Act prohibits an interested stockholder (a stockholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination with the corporation for a period of five years after the most recent date on which the interested stockholder became an interested stockholder. See Appendix D for additional information.

                  INFORMATION ABOUT THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

     The following is a summary of material terms and conditions of the Agreement. This summary is qualified in its entirety by reference to the form of Agreement attached as Appendix A to this Proxy Statement/Prospectus. Under the Agreement, NRI will transfer its assets to NRO on the Closing Date in exchange for shares of NRO and NRO's assumption of NRI's liabilities. NRI will then (1) de-register with the SEC, (2) de-list from the NYSE, and (3) dissolve under Maryland corporate law.


     Holders of NRI Common Shares will receive newly issued NRO Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the NRI Common Shares they held immediately prior to the Reorganization. The net asset value per share of each Fund will be calculated as of 4:00 p.m. Eastern Time on the Closing Date. NRI stockholders would not, however, receive fractional NRO Common Shares. Instead, NRO would pay cash to each former holder of NRI Common Shares in an amount equal to the value of the fractional NRO Common Shares that stockholder would otherwise have received in the Reorganization. Although the NRO Common Shares received in the Reorganization would have the same total net asset value as the NRI Common Shares held immediately before the Reorganization (disregarding fractional Shares), their stock price on the AMEX may be greater or less than that of the NRI Common Shares, based on market prices at the time of the Reorganization.

     In addition, if the Reorganization is approved, NRO will issue four additional series of Auction Market Preferred Shares designated Series B, Series D, Series E and Series F, par value $0.0001 per share, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not declared) and will redesignate its currently outstanding Auction Market Preferred Shares, Series B, Series C, and Series D as Series C, Series G and Series H, respectively. Those redesignated series will retain the same rights, preferences, and distribution payment periods; the only change is to the name of the series. Holders of NRI's Auction Preferred Shares, Series A, Series B, Series C, and Series D, par value $0.0001 per share, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not declared), will receive newly issued shares of NRO's Auction Market Preferred Shares, Series B, Series D, Series E, and Series F, respectively, par value $0.0001 per share, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not declared). After the initial rate period following the Reorganization, the auction dates, rate periods and distribution payment dates of the NRO Preferred Shares received in the Reorganization will be the same as those of the NRI Preferred Shares held prior to the Reorganization. All NRO Shares currently issued and outstanding will remain issued and outstanding following the Reorganization with, as noted above, the redesignation in the names of certain series of NRO Preferred Series.


     No sales charge or fee of any kind will be charged to NRI Stockholders in connection with their receipt of NRO Shares in the Reorganization.

     Under Maryland law, stockholders of a corporation the shares of which are traded publicly on a national securities exchange, such as the Funds' Common Shares, are not entitled to demand the fair value of their shares on a reorganization; therefore, the holders of the Funds' Common Shares will be bound by the terms of the Agreement, if it is approved. However, any holder of either Fund's Common Shares may sell his or her Common Shares on the AMEX or NYSE, as applicable, at any time prior to the Reorganization.

     The Agreement may be terminated and the Reorganization abandoned, whether before or after approval by the Funds' stockholders, at any time prior to the Closing Date, (1) by either Fund (a) in the event of the other Fund's material breach of any representation, warranty or covenant contained in the Agreement to be performed on or before the Closing Date, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met or (c) if the Closing has not occurred during before the first calendar quarter of 2008, or such other date as to which the Funds may agree, or (2) by the Funds' mutual agreement.

     On or immediately before the Closing Date, each Fund will declare and pay
(1) to the holders of its Common Shares one or more dividends and/or other distributions in an amount large enough so that, together with the dividends described in (2) below, it will have distributed substantially all (and in any event not less than 98%) of its (a) investment company taxable income, computed without regard to any deduction for dividends paid, and (b) net capital gain, after reduction by any capital loss carryforward, for the current taxable year through the Closing Date, and (2) to the holders of its Preferred Shares all accumulated unpaid distributions.

     The Agreement provides that either Fund may waive compliance with any of the terms or conditions made therein for its benefit - other than the requirements that (a) the Agreement be approved by stockholders of the Fund, (b) the Fund receive the opinion of Counsel that the transactions contemplated by the Agreement will constitute a tax-free reorganization for federal income tax purposes and (c) NRO file with the SDAT articles supplementary describing the NRO Preferred Shares to be issued pursuant to the Agreement - if, in the judgment of that Fund's Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Reorganization to that Fund's stockholders.

     The Funds will pay, in proportion to their respective net assets, expenses incurred in connection with the Reorganization up to $400,000. Such expenses shall include all costs related to the preparation and distribution of this Proxy Statement/ Prospectus, proxy solicitation expenses, SEC registration fees, AMEX listing fees and related legal and accounting fees. NB Management will pay any expenses above $400,000 that are incurred in connection with the Reorganization.

     With respect to each Fund, approval of the Agreement will require the affirmative vote of a majority of the outstanding Shares of the Fund, voting together as a single class. See "Voting Information" below.

Reasons for the Reorganization and Board Considerations

     The proposed Reorganization was presented simultaneously to the Board of each Fund for consideration and was approved by both Boards in October 2007. In considering the proposal, the Boards did not identify any single factor or piece of information as all-important or controlling. Following extensive discussions, based on its evaluation of all factors material to either Fund participating in the Reorganization, including those described below, the Board of each Fund, including all of its Independent Directors, determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing stockholders of its Fund will not be diluted as a result of its effecting the Reorganization. The same individuals serve on the Boards of both Funds.

     In recommending the Reorganization, each Fund's Board, with the advice of counsel to its Independent Directors, considered a number of factors, including the following:

     o the benefits to the Funds and their stockholders that are expected to be derived from the Reorganization;

     o the fact that the Funds have substantially identical investment objectives, strategies, policies and risks;

     o the expense ratios of the Funds and information as to specific fees and expenses of the Funds, including fee waivers relating to management fees;

     o the fact that the Reorganization will not dilute the interests of current stockholders of either Fund;

     o the federal tax consequences of the Reorganization to NRI and its stockholders, including that the Reorganization has been structured to qualify as a tax-free reorganization for federal income tax purposes;

     o the potential for greater economies of scale and lower expenses per Common Share (excluding distributions paid on Preferred Shares) resulting from a larger asset base over which to spread certain fixed costs and the elimination of certain duplicative costs such as audit costs;

     o the potential for enhanced liquidity in the market due to the larger number of outstanding NRO Common Shares following the Reorganization and the resulting potential to reduce the extent to which NRO Common Shares trade at a discount to NAV;

     o the potential for portfolio management efficiencies due to the combined Fund's greater asset size, which may allow it, relative to each Fund, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings;

     o the benefits of NRO obtaining additional assets without incurring the commission expenses and generally greater other expenses associated with offering new shares of stock. In addition, the benefits of NRO obtaining additional portfolio securities without the commensurate brokerage costs, dealer spreads or other trading expenses and obtaining these securities in a manner that is likely to minimize the market impact of such acquisition on the short-term prices of these securities; and

     In considering the proposed Reorganization, the Boards were aware of the benefits that may be derived by NB Management and its affiliates as a result of the Reorganization as well as from various relationships with the Funds, including the potential for increased profitability of NB Management and its affiliates as a result of the potential decline in operational expenses for administrative, compliance and portfolio management services as a result of the Funds reorganizing into one.

Federal Income Tax Consequences of the Reorganization

     The following is a brief summary of the material federal income tax consequences of the Reorganization applicable to an NRI Stockholder who receives NRO Shares in the Reorganization. This discussion is based on the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold NRI Shares as capital assets for federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular NRI Stockholder or to NRI Stockholders who are subject to special treatment under the Code.


     If a partnership (or other entity classified as a partnership for federal tax purposes) holds NRI Shares, the tax treatment of a partner in the partnership generally will depend on the partner's status and the partnership's activities. Partnerships and their partners should consult their tax advisers about the tax consequences of the Reorganization to them.

     This discussion does not address the tax consequences of the Reorganization under state, local or foreign tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

     NRI Stockholders are urged to consult with their own tax advisers as to the tax consequences of the Reorganization in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

     Tax Consequences of the Reorganization Generally


     Conditioned on the Reorganization's being completed according to the terms of the Agreement (without the waiver or modification of any terms or conditions thereof) and based on certain facts, factual representations and assumptions, all of which must continue to be true and accurate in all material respects as of the Closing Date, Counsel's opinion will be substantially to the effect that, for federal income tax purposes:


     (i) NRO's acquisition of NRI's assets in exchange solely for NRO Shares and its assumption of NRI's liabilities, followed by NRI's distribution of those Shares pro rata to NRI Stockholders actually or constructively in exchange for their NRI Shares, in complete liquidation of NRI, will qualify as a "reorganization" (as defined in section 368(a)(1) of the Code), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b) of the Code);


     (ii) NRI will recognize no gain or loss on the transfer of its assets to NRO in exchange solely for NRO Shares and NRO's assumption of its liabilities or on the subsequent distribution of those Shares to the NRI Stockholders in exchange for their NRI Shares;


     (iii) NRO will recognize no gain or loss on its receipt of NRI's assets in exchange solely for NRO Shares and its assumption of NRI's liabilities;

     (iv) NRO's basis in each NRI asset will be the same as NRI's basis therein immediately before the Reorganization, and NRO's holding period for each NRI asset will include NRI's holding period therefor (except where NRO's investment activities have the effect of reducing or eliminating an asset's holding period);

     (v) An NRI Stockholder will recognize no gain or loss on the exchange of all its NRI Shares solely for NRO Shares pursuant to the Reorganization, except to the extent the NRI Stockholder receives cash in lieu of fractional NRO Common Shares in the Reorganization; and


     (vi) An NRI Stockholder's aggregate basis in the NRO Shares it receives in the Reorganization will be the same as the aggregate basis in its NRI Shares it actually or constructively surrenders in exchange for those

            NRO Shares less the basis in any fractional NRI Shares for which the NRI Stockholder receives cash pursuant to the Reorganization, and its holding period for those NRO Shares will include, in each instance, its holding period for those NRI Shares, provided the NRI Stockholder holds those NRI Shares as capital assets at the Closing Date.


     Notwithstanding clauses (ii) and (iv) above, that opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any NRI Stockholder with respect to any NRI asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Information Reporting and Backup Withholding

     Cash payments in lieu of fractional NRO Common Shares that a holder of NRI Common Shares receives in the Reorganization may, under certain circumstances, be subject to information reporting and/or backup withholding (at a rate of 28% of the payment), unless the holder provides proof of an applicable exemption, furnishes to NRO its taxpayer identification number (in the case of an individual, his or her social security number) or provides a certification of foreign status on IRS Form W-8BEN or other appropriate form, and otherwise complies with all applicable backup withholding requirements. Any amounts withheld under the backup withholding rules are not an additional tax and will be allowed as a refund or credit against the holder's federal income tax liability, provided the required information is timely furnished to the IRS.

     Reporting Requirements

     An NRI Stockholder who receives NRO Shares as a result of the Reorganization will be required to retain records pertaining to the Reorganization. Each NRI Stockholder who is required to file a federal income tax return and who is a "significant holder" that receives NRO Shares in the Reorganization will be required to file a statement with the holder's federal income tax return setting forth the holder's basis in the NRI Shares surrendered and the fair market value of the NRO Shares and cash, if any, received in the Reorganization. A "significant holder" is a holder of NRI Shares who, immediately before the Reorganization, owned at least 5% of the outstanding NRI Shares.

     Other Tax Considerations


     While neither Fund is aware of any adverse state or local tax consequences of the Reorganization, the Funds have not requested any ruling or opinion with respect to those consequences, and NRI Stockholders should consult their own tax advisers with respect to those matters.


     On or immediately before the Closing Date, each Fund will declare and pay
(1) to the holders of its Common Shares one or more dividends and/or other distributions in an amount large enough so that, together with the dividends described in (2) below, it will have distributed substantially all (and in any event not less than

98%) of its (a) investment company taxable income, computed without regard to any deduction for dividends paid, and (b) net capital gain, after reduction by any capital loss carryforward, for the current taxable year through the Closing Date, and (2) to the holders of its Preferred Shares all accumulated unpaid dividends.

     The Board of each Fund, including its Independent Directors, unanimously recommends approval of the Agreement. Any signed and dated proxy cards without instructions to the contrary will be voted FOR the Agreement.

               COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

     The Funds have substantially identical investment objectives and policies, invest in the same markets and present the same general risks. There are no significant differences between the investment objectives and strategies of the Funds. Below is a discussion of NRO's investment objectives and strategies. Please refer to Appendix C for a more complete discussion of NRO's investment strategies, parameters of its portfolio, fundamental investment policies, investment philosophy, investment process and use of interest rate transactions.

Investment Objectives and Strategies

     The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective for the Fund. Under normal market conditions, the Fund invests: (1) at least 90% of its total assets in income-producing common equity securities, preferred securities, securities convertible into equity securities and non-convertible debt securities issued by real estate companies (including REITs); and (2) at least 75% of its total assets in income-producing equity securities of REITs.

     Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by "Real Estate Companies." A Real Estate Company is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). REITs are considered to be Real Estate Companies.


     The Fund invests at least 75% of its total assets, under normal market conditions, in income-producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate-related loans (such as mortgages) or other interests. In general, the shares of a REIT are freely traded, usually on a major stock exchange. REITs historically have paid relatively high dividends (as compared to other types of companies), and the Fund intends to use these REIT dividends in an effort to meet its primary investment objective of high current income. The Fund anticipates that, in current market conditions, it will invest primarily in "equity-oriented" REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.

     The Fund typically invests approximately 70% to 80% of its total assets in common equity securities and 20% to 30% of its total assets in preferred securities issued by REITs and other Real Estate Companies, although the actual investment percentages can be expected to vary over time.


     The Fund will not invest more than 10% of its total assets in the securities of any one issuer.

     The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not concentrating in any other industry. This policy cannot be changed without stockholder approval.

     Under normal market conditions, the Fund may invest up to 20% of its total assets in debt securities (including convertible and non-convertible debt securities), such as debt securities issued by Real Estate Companies and U.S. government obligations.

     The convertible and non-convertible preferred and debt securities in which each Fund may invest are sometimes collectively referred to in this Proxy Statement/ Prospectus as "Senior Income Securities." The Fund may invest up to 25% of its total assets in Senior Income Securities that are below-investment grade quality (i.e., not rated in one of the four highest grades), including unrated securities determined by NB Management to be of comparable quality. Below-investment grade quality debt securities are commonly referred to as "junk bonds."

     The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries.

     The Fund may for cash management purposes or for defensive purposes, temporarily hold all or a substantial portion of its assets in cash, in high-quality, short-term money market instruments, including shares of money market funds that are managed by NB Management ("Affiliated Money Market Funds"), or in high-quality debt securities.


     The Fund's investments are subject to diversification, liquidity and related guidelines that may be established in connection with the Fund's efforts to maintain ratings of Aaa and AAA from Moody's and Fitch, respectively, for NRO Preferred Shares. Ratings issued by Moody's, Fitch or any other rating agency do not eliminate or mitigate the risk of investing in NRO Preferred Shares.


     In connection with the Fund's use of leverage through the issuance of Preferred Shares, the Fund may seek to hedge the interest rate risks associated with leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with portfolio transactions in securities of Real Estate Companies. There is no assurance that any interest rate hedging transactions, if undertaken, will be successful, and such transactions may adversely affect the Fund's achievement of its investment objectives.

     Neither Fund is intended to be a complete investment program, and there is no assurance that either Fund will achieve its objectives.

                              PORTFOLIO SECURITIES

     Because NRO and NRI have substantially identical investment objectives and strategies, management does not expect to dispose of a material amount of portfolio securities of NRI in connection with the Reorganization.

     No securities of NRI need to be sold in order for NRO to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

                             MANAGEMENT OF THE FUNDS

Directors and Officers

     The Directors of each Fund are the same. The Board of Directors is broadly responsible for the management of each Fund, including general supervision of the duties performed by NB Management and NB LLC. The names and business addresses of the Directors and officers of each Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Funds" in the SAI.

Investment Manager

     NB Management serves as the investment manager of each Fund. Subject to the general supervision of the Board of Directors, NB Management is responsible for managing the investment activities of each Fund and each Fund's business affairs and other administrative matters. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.


     Continuing an asset management history that began in 1939, NB Management provides investment management and advisory services to several investment company clients and other institutional investors, as well as to individuals. As of August 31, 2007, Neuberger Berman and its affiliates had approximately $237.4 billion in assets under management.


     NB Management has retained NB LLC to serve as sub-adviser to the Fund. See "Sub-Adviser" below. NB Management and NB LLC are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company, located at 745 Seventh Avenue, New York, New York 10019.

     Steven R. Brown serves as Portfolio Manager of each Fund. Mr. Brown is a Vice President of NB Management and a Managing Director of NB LLC. Mr. Brown joined Neuberger Berman in January 2002 to head up the firm's institutional and retail real estate securities effort. Until he joined Neuberger Berman, Mr. Brown managed institutional separate accounts and served as a Co-Portfolio Manager for Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Advantage Income Realty Fund, Inc. He joined Cohen & Steers in 1992. Prior to that, he was a debt rating analyst with Standard & Poor's Corporation covering REITs, home builders and commercial mortgage securities.

     Please see the SAI for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of stock of each Fund.

Sub-Adviser

     NB Management has retained NB LLC, 605 Third Avenue, New York, New York 10158-3698, to serve as the Fund's sub-adviser, responsible for providing investment recommendations and research.

     NB Management (and not the Fund) pays for the services rendered by NB LLC based on the direct and indirect costs to NB LLC in connection with those services. NB LLC also serves as sub-adviser for many of the open-end management investment companies and the closed-end management investment companies managed by NB Management. NB LLC and NB Management employ experienced professionals that work in a competitive environment.

Management Agreement

     Pursuant to a management agreement between NB Management and each Fund (the "Management Agreement"), each Fund has agreed to pay NB Management a management fee payable on a monthly basis at the annual rate of 0.60% of the Fund's average daily Managed Assets for the services and facilities it provides. The liquidation preference of Preferred Shares is not considered a liability or permanent equity. The Fund also pays NB Management a fee payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily Managed Assets for services provided under an administration agreement.

     A discussion regarding the basis for the approval of the management and sub-advisory agreements by the Board of Directors is available in each Fund's annual report to stockholders dated October 31, 2006.

     In addition to the fees of NB Management, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with NB Management), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred stock, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from each Fund in the amounts and for the time periods set forth below:

                                   NRI                                 NRO
                                   ___                                 ___

Fiscal Period         Percentage Waived of the Fund's     Percentage Waived of the Fund's
Ending October 31,     average daily Managed Assets        average daily Managed Assets

2008                              0.20%                               0.25%
2009                              0.15%                               0.19%
2010                              0.10%                               0.13%
2011                              0.05%                               0.07%

     NB Management has not agreed to waive any portion of its fees beyond October 31, 2011.

     Because the fees received by NB Management are based on the Managed Assets of each Fund (including assets represented by the proceeds of any leverage), NB Management has a financial incentive for each Fund to utilize leverage, which may create a conflict of interest between NB Management and the holders of each Fund's Common Shares. Because holders of Preferred Shares or borrowings receive a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred in the issuance and maintenance of any leverage, are paid only by the Common Stockholders, and not by holders of Preferred Shares or borrowings.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     NB Management has a financial interest in the Reorganization because its respective fees under agreements with NRO generally increase as the amount of the assets of NRO increase, and the amount of those assets will increase as a result of the Reorganization (although this increase in assets is expected to be offset by the concomitant loss of NRI's assets, which were subject to a lower fee waiver).

     Further information about each Fund is included in its annual report for the fiscal year ended October 31, 2006 and its semi-annual report for the six-months ended April 30, 2007. Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released stockholder reports are available upon request and without charge, by calling 877-461-1899 or by writing the Funds at 605 Third Avenue, New York, New York 10158-0180.

     The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549 and at the Northeast Regional Office at 3 World Financial Center, Room 4300, New York, New York, 10281. Reports and other information about each Fund are available on the Edgar Database on the SEC's website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports, proxy statements and other information concerning NRI also may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. Reports, proxy statements and other information concerning NRO also may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006.

Financial Highlights

     The financial highlights tables are intended to help you understand the performance of each Fund since inception. Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and other distributions. The information in the following tables has been derived from the Funds' financial statements, which have been audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports (available upon request). The financial highlights of the Funds for the six-month period ended April 30, 2007 are unaudited.

     Financial Highlights for NRO

____________________________________________________________________________________________________________________

                                   For the six
                                   months ended     For the year     For the year     For the year        For the
                                    4/30/2007          ended            ended            ended         period ended
                                   (unaudited)       10/31/2006       10/31/2005       10/31/2004      10/31/2003(a)
____________________________________________________________________________________________________________________

Common Share Net Asset
     Value, Beginning of
     Period                           $21.23           $16.95           $15.78           $14.29         $14.32
Income From Investment
     Operations Applicable to
     Common Shareholders:
Net Investment Income
     (Loss) (b)                         0.65             0.82             0.59             0.79          (0.00)
Net Gains or Losses on
     Securities (both realized
     and unrealized)                    0.24             5.28             2.00             1.96              -
Common Share Equivalent of
     Distributions to Preferred
     Shareholders From:
     Net Investment Income (b)         (0.19)           (0.19)           (0.12)           (0.05)             -
     Net Capital Gains (b)                 -            (0.16)           (0.08)           (0.01)             -
     Tax Return of Capital (b)             -                -            (0.02)           (0.02)             -
Total From Investment
     Operations Applicable to
     Common Shareholders                0.70             5.75             2.37             2.67          (0.00)
____________________________________________________________________________________________________________________

Less Distributions to
     Common Shareholders
     From:
Net Investment Income                  (1.40)           (0.79)           (0.66)           (0.69)             -
Net Capital Gains                          -            (0.68)           (0.45)           (0.18)             -
Tax Return of Capital                      -                -            (0.09)           (0.23)             -
Total Distributions to
     Common Shareholders               (1.40)           (1.47)           (1.20)           (1.10)             -
____________________________________________________________________________________________________________________

Less Capital Charges From:
Issuance of Common Shares                  -                -                -            (0.00)         (0.03)
Issuance of Preferred Shares               -                -                -            (0.08)             -
Total Capital Charges                      -                -                -            (0.08)         (0.03)
____________________________________________________________________________________________________________________

Common Share Net Asset
     Value, End of Period             $20.53           $21.23           $16.95           $15.78         $14.29
Common Share Market Value,
     End of Period                    $19.23           $18.16           $14.20           $14.42         $15.01
____________________________________________________________________________________________________________________

Total Return, Common Share
     Net Asset Value (c)               +4.15% (d)      +37.59%          +16.61%          +19.30%         -0.24% (d)
Total Return, Common Share
     Market Value (c)                 +14.05% (d)      +40.49%           +6.90%           +3.79%         +0.07% (d)
____________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________

                                   For the six
                                   months ended     For the year     For the year     For the year        For the
                                    4/30/2007          ended            ended            ended         period ended
                                   (unaudited)       10/31/2006       10/31/2005       10/31/2004      10/31/2003(a)
____________________________________________________________________________________________________________________

Ratios/Supplemental Data (e)
Net Assets Applicable to
     Common Shareholders,
     End of Period (in
     millions)                        $684.0           $707.2           $564.7           $525.7         $414.6
Preferred Shares, at
     Liquidation Value
     ($25,000 per share
     liquidation preference)
     (in millions)                    $245.0           $245.0           $245.0           $245.0              -
Ratio of Gross Expenses
     to Average Net Assets
     Applicable to Common
     Shareholders (f)                   0.99% (g)        1.04%            1.08%            1.02%          3.57% (g)
Ratio of Net Expenses to
     Average Net Assets
     Applicable to Common
     Shareholders (h)                   0.98% (g)        1.04%            1.08%            1.01%          3.57% (g)
Ratio of Net Investment
     Income (Loss) Excluding
     Preferred Share
     Distributions to Average
     Net Assets Applicable to
     Common Shareholders                6.20% (g)        4.46%            3.56%            5.41%         (2.65)% (g)
Ratio of Preferred Share
     Distributions to Average
     Net Assets Applicable to
     Common Shareholders                1.80% (g)        1.88%            1.30%            0.54%             - (g)
Ratio of Net Investment
     Income (Loss) Including
     Preferred Share
     Distributions to Average
     Net Assets Applicable to
     Common Shareholders                4.40% (g)        2.58%            2.26%            4.87%             - (g)
Portfolio Turnover Rate                    8% (d)          11%               8%              50%             0% (d)
Asset Coverage Per Preferred
     Share, End of Period (i)        $94,837          $97,208          $82,650          $78,659              -
____________________________________________________________________________________________________________________


(a)   From commencement of operations on October 31, 2003.

(b)   Calculated based on the average number of shares outstanding during each fiscal period.

(c)   Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the
      Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated.
      Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment

      returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if
      NB Management had not waived a portion of the investment management fee.

(d)   Not annualized.

(e)   Expense ratios do not include the effect of distributions to holders of Preferred Shares. Income ratios include income earned on assets attributable to Preferred Shares outstanding.

(f)   The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

(g)   Annualized.

(h)   After waiver of a portion of the investment management fee by NB Management. Had NB Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

________________________________________________________________________________________

For the six months     For the year     For the year     For the year     For the period
 ended 4/30/2007          ended            ended            ended             ended
   (unaudited)          10/31/2006       10/31/2005       10/31/2004       10/31/2003(a)
________________________________________________________________________________________

      1.32%                1.39%            1.44%           1.36%             3.82%
________________________________________________________________________________________

(i)   Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

     Financial Highlights for NRI


____________________________________________________________________________________________________________________

                                   For the six
                                   months ended     For the year     For the year     For the year        For the
                                    4/30/2007          ended            ended            ended         period ended
                                   (unaudited)       10/31/2006       10/31/2005       10/31/2004      10/31/2003(a)
____________________________________________________________________________________________________________________

Common Share Net Asset
     Value, Beginning of Period       $27.42           $21.83           $20.11           $16.74         $14.33
Income From Investment
     Operations Applicable to
     Common Shareholders:
Net Investment Income
     (Loss) (b)                         0.44             0.94             0.93             1.00 (c)       0.43
Net Gains or Losses on
     Securities (both realized
     and unrealized)                    0.91             6.78             2.55             3.83 (c)       2.70
Common Share Equivalent of
     Distributions to Preferred
     Shareholders From:
     Net Investment Income (b)         (0.21)           (0.22)           (0.15)           (0.08)         (0.02)
     Net Capital Gains (b)                 -            (0.17)           (0.09)           (0.02)         (0.00)
     Tax Return of Capital (b)             -                -                -            (0.01)         (0.01)
Total From Investment
     Operations Applicable to
     Common Shareholders                1.14             7.33             3.24             4.72           3.10
____________________________________________________________________________________________________________________

Less Distributions to Common
     Shareholders From:
     Net Investment Income             (1.34)           (0.99)           (0.96)           (0.93)         (0.42)
     Net Capital Gains                     -            (0.75)           (0.56)           (0.26)         (0.05)
     Tax Return of Capital                 -                -                -            (0.16)         (0.09)
     Total Distributions to
     Common Shareholders               (1.34)           (1.74)           (1.52)           (1.35)         (0.56)
____________________________________________________________________________________________________________________

Less Capital Charges From:
Issuance of Common Shares                  -                -                -                -          (0.03)
Issuance of Preferred Shares               -                -                -            (0.00)         (0.10)
Total Capital Charges                      -                -                -            (0.00)         (0.13)
____________________________________________________________________________________________________________________

Common Share Net Asset
     Value, End of Period             $27.22           $27.42           $21.83           $20.11         $16.74
Common Share Market Value,
     End of Period                    $25.33           $23.40           $18.21           $17.70         $16.00
____________________________________________________________________________________________________________________

Total Return, Common Share
     Net Asset Value (d)               +4.77% (e)      +36.90%          +17.97%          +30.07%        +21.16% (e)
Total Return, Common Share
     Market Value (d)                 +14.24% (e)      +40.06%          +11.81%          +19.77%        +10.60% (e)
____________________________________________________________________________________________________________________

Ratios/Supplemental Data (f)
Net Assets Applicable to
     Common Shareholders,
     End of Period (in millions)      $745.2           $750.5           $597.5           $550.5         $458.3
____________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________

                                   For the six
                                   months ended     For the year     For the year     For the year    For the period
                                    4/30/2007          ended            ended            ended            ended
                                   (unaudited)       10/31/2006       10/31/2005       10/31/2004      10/31/2003(a)
____________________________________________________________________________________________________________________

Preferred Shares, at Liquidation
     Value ($25,000 per share
     liquidation preference)
     (in millions)                    $228.0           $228.0           $228.0           $228.0         $228.0
Ratio of Gross Expenses
     to Average Net Assets
     Applicable to Common
     Shareholders (g)                   0.94% (h)        1.00%            1.03%            1.10% (c)      1.35% (h)
Ratio of Net Expenses to
     Average Net Assets
     Applicable to Common
     Shareholders (i)                   0.93% (h)        1.00%            1.03%            1.10% (c)      1.35% (h)
Ratio of Net Investment Income
     (Loss) Excluding Preferred
     Share Distributions to
     Average Net Assets
     Applicable to Common
     Shareholders                       3.17% (h)        3.95%            4.37%            5.47% (c)      5.42% (h)
Ratio of Preferred Share
     Distributions to Average
     Net Assets Applicable to
     Common Shareholders                1.54% (h)        1.62%            1.15%            0.62%          0.37% (h)
Ratio of Net Investment Income
     (Loss) Including Preferred
     Share Distributions to
     Average Net Assets
     Applicable to Common
     Shareholders                       1.63% (h)        2.33%            3.22%            4.85% (c)      5.05% (h)
Portfolio Turnover Rate                   11% (e)           8%               5%               1%             1% (e)
Asset Coverage Per Preferred
     Share, End of Period (j)       $106,725         $107,312          $90,529          $85,368        $75,257
____________________________________________________________________________________________________________________


(a)   From commencement of operations on April 29, 2003.

(b)   Calculated based on the average number of shares outstanding during each fiscal period.

(c)   Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No. 133,
      Accounting for Derivative Instruments and Hedging Activities, to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, the per share amounts and ratios shown decreased or increased as follows:

                                                                    For the year ended
                                                                       10/31/2004
________________________________________________________________________________________

Net Investment Income                                                      $0.07
Net Gains or Losses on Securities
     (both realized and unrealized)                                       $(0.07)
Ratio of Gross Expenses to Average
     Net Assets Applicable to Common Shareholders                          (0.38%)
Ratio of Net Expenses to Average
     Net Assets Applicable to Common Shareholders                          (0.38%)
Ratio of Net Investment Income (Loss)
     Excluding Preferred Share Distributions to Average
     Net Assets Applicable to Common Shareholders                           0.38%
Ratio of Net Investment Income (Loss) Including Preferred Share
     Distributions to Average Net Assets Applicable to Common
     Shareholders                                                           0.38%
________________________________________________________________________________________

(d)   Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the
      Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated.
      Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if NB Management had not waived a portion of the investment management fee.

(e)   Not annualized.

(f)   Expense ratios do not include the effect of distributions to holders of Preferred Shares. Income ratios include income earned on assets attributable to Preferred Shares outstanding.

(g)   The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

(h)   Annualized.

(i)   After waiver of a portion of the investment management fee by NB Management. Had NB Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

________________________________________________________________________________________

For the six months     For the year     For the year     For the year     For the period
 ended 4/30/2007          ended            ended            ended             ended
   (unaudited)          10/31/2006       10/31/2005       10/31/2004       10/31/2003(a)
________________________________________________________________________________________

      1.25%                1.33%            1.38%           1.47%             1.68%
________________________________________________________________________________________

(j)   Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

Net Asset Value, Market Price and Premium/Discount

     Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases trade at a premium. As a result, the market price of each Fund's Common Shares may be greater or less than the net asset value per share. Since the commencement of each Fund's operations, each Fund's Common Shares have traded in the market at prices that were generally below net asset value per share.

     The following tables set forth the high and low sales prices for NRO Common Shares on the AMEX and NRI Common Shares on the NYSE, the net asset value per share and the discount or premium to net asset value per share represented by the quotation for each quarterly period during the last two calendar years.

                                                 NRO

  Quarterly Period                    Net Asset       Premium                    Net Asset      Premium
       Ending          High Price       Value       (Discount)     Low Price       Value       (Discount)
_________________________________________________________________________________________________________

July 31, 2007             19.89         20.68         -3.82%         15.03         15.86         -5.23%
April 30, 2007            19.88         22.84        -12.96%         17.45         19.64        -11.15%
January 31, 2007          19.41         21.98        -11.69%         17.44         20.45        -14.72%
October 31, 2006          18.20         21.06        -13.58%         15.85         18.82        -15.78%
July 31, 2006             15.89         19.00        -16.37%         14.34         17.12        -16.24%
April 30, 2006            16.00         19.07        -16.10%         14.65         17.65        -17.00%
January 31, 2006          14.97         17.80        -15.90%         13.74         16.83        -18.36%
October 31, 2005          15.51         18.54        -16.34%         13.38         16.02        -16.48%
July 31, 2005             15.45         18.53        -16.62%         13.62         15.89        -14.29%
April 30, 2005            14.54         16.55        -12.15%         13.07         15.30        -14.58%
January 31, 2005          15.02         17.06        -11.96%         13.66         15.61        -12.49%
_________________________________________________________________________________________________________


                                                 NRI

  Quarterly Period                    Net Asset       Premium                    Net Asset      Premium
       Ending          High Price       Value       (Discount)     Low Price       Value       (Discount)
_________________________________________________________________________________________________________

July 31, 2007             25.78         27.28         -5.50%         19.59         20.71         -5.41%
April 30, 2007            26.96         30.56        -11.78%         23.37         26.30        -11.14%
January 31, 2007          26.23         29.34        -10.60%         22.50         26.35        -14.61%
October 31, 2006          23.50         27.57        -14.76%         20.52         24.21        -15.24%
July 31, 2006             20.71         24.79        -16.46%         18.41         22.19        -17.03%
April 30, 2006            20.93         24.99        -16.25%         18.92         22.78        -16.94%
January 31, 2006          19.47         23.24        -16.22%         17.86         21.41        -16.58%
October 31, 2005          19.85         23.82        -16.67%         17.12         20.63        -17.01%
July 31, 2005             19.67         23.64        -16.79%         17.22         20.23        -14.88%
April 30, 2005            17.89         20.86        -14.24%         16.12         19.28        -16.39%
January 31, 2005          19.05         21.60        -11.81%         16.88         19.59        -13.83%
_________________________________________________________________________________________________________

     As of December 3, 2007, (i) the net value per share for NRO Common Shares was $14.40 and the market price per share was $13.39, representing a discount to NAV of -7.01% and (ii) the NAV per share for NRI Common Shares was $19.79 and the market price per share was $18.35, representing a discount to NAV of -7.14%.


                                 CAPITALIZATION

     The following table sets forth the unaudited capitalization of each Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of NRO will be received by stockholders of NRI on the Closing Date, and the information should not be relied upon to reflect the number of shares of NRO that actually will be received.

     The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:


                     Pro Forma Combined Capitalization Table
                           As of April 30, 2007 (Unaudited)

                                        ACTUAL             ADJUSTMENT     PRO FORMA
                               ____________________________________________________

                                   NRI          NRO                          NRO
___________________________________________________________________________________

Shares outstanding
     Common Shares             27,372,139   33,316,439                   69,614,432
     Preferred Shares               9,120        9,800                       18,920
Net Assets (000's omitted)
     Common Shares               $745,198     $683,959       ($400)      $1,428,757
     Preferred Shares            $228,000     $245,000                     $473,000
Net assets including
     Preferred Shares            $973,198     $928,959       ($400)      $1,901,757
Net asset value per
     Common Share                  $27.22       $20.53      ($0.01)          $20.52
___________________________________________________________________________________

     For more information about the Funds' capital stock, see Appendix D.

                             PORTFOLIO COMPOSITION

     As of April 30, 2007, NRO's portfolio's composition as shown by its industry diversification was as follows:

________________________________________________________________________________

Industry Diversification
(% of Total Net Assets Applicable to Common Shareholders)
________________________________________________________________________________

Apartments                                                                 12.4%
Commercial Services                                                        11.9%
Community Centers                                                           1.9%
Diversified                                                                22.0%
Finance                                                                     3.2%
Financial Services                                                          0.5%
Freestanding                                                                0.7%
Health Care                                                                18.3%
Industrial                                                                  9.2%
Lodging                                                                    12.3%
Manufactured Homes                                                          2.2%
Office                                                                     26.2%
Office-Industrial                                                           2.1%
Regional Malls                                                              8.0%
Self Storage                                                                2.5%
Short-Term Investments                                                     13.8%
Liabilities, less cash, receivables and other assets, and Liquidation
     Value of Auction Market Preferred Shares                             -47.2%
________________________________________________________________________________

     As of April 30, 2007, NRI's portfolio's composition as shown by its industry diversification was as follows:

________________________________________________________________________________

Industry Diversification
(% of Total Net Assets Applicable to Common Shareholders)
________________________________________________________________________________

Apartments                                                                 15.6%
Commercial Services                                                        10.6%
Community Centers                                                          14.8%
Diversified                                                                18.2%
Finance                                                                     2.6%
Health Care                                                                19.0%
Industrial                                                                  8.9%
Lodging                                                                     3.0%
Manufactured Homes                                                          0.3%
Office                                                                     18.4%
Office-Industrial                                                           2.3%
Regional Malls                                                             11.7%
Self Storage                                                                2.0%
Specialty                                                                   0.3%
Short-Term Investments                                                     15.6%
Liabilities, less cash, receivables and other assets, and Liquidation
     Value of Auction Preferred Shares                                    -43.3%
________________________________________________________________________________


                       DIVIDENDS AND OTHER DISTRIBUTIONS


Distributions

     Each Fund distributes its net investment income on a monthly basis. Each Fund intends to distribute at least annually, all of its realized net long- and short-term capital gains, if any. Both monthly and annual distributions to Common Stockholders will be made only after paying any accrued dividends on, or redeeming or liquidating, any Preferred Shares and making interest and required principal payments on any borrowings. It is currently expected that most dividends a Fund pays under both the Level-Rate Dividend Policy and the Managed Dividend Policy will not be eligible for the reduced (15%) maximum income tax rate applicable to "qualified dividend income." See "Tax Matters."

     Each Fund is seeking exemptive relief from the SEC to permit it to adopt a Managed Dividend Policy. As more fully described below, a Managed Dividend Policy would permit a Fund to make regular cash distributions to Common Stockholders, at a fixed rate per Common Share or at a fixed percentage of its net asset value, that may include periodic distributions of realized net long- and short-term capital gains, or, in certain circumstances, return of capital. There is no assurance that the Fund will be able to obtain the necessary exemptive relief.

     Level-Rate Dividend Policy

     Prior to receiving exemptive relief for a Managed Dividend Policy, each Fund intends to make regular monthly cash distributions to Common Stockholders at a fixed rate per Common Share based on its projected performance, subject to adjustment from time to time ("Level-Rate Dividend Policy"). A Fund's ability to maintain a Level-Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments, Fund expenses and distributions paid on Preferred Shares, and interest and required principal payments on any borrowings.

     Over time, all the net investment income of a Fund will be distributed. That income will consist of all dividend and interest income accrued on portfolio assets less all expenses of a Fund, which will be accrued each day. In addition, each Fund currently expects that a portion of the cash flow it receives from Real Estate Companies that is initially characterized as "dividends" will later be recharacterized by the Real Estate Companies as a non-taxable return of capital to the Fund. In that event, amounts distributed to stockholders of Common Shares may have to be subsequently recharacterized as a return of capital for tax purposes. See "Tax Matters."

     To maintain more stable monthly distributions, a Fund may include a return of capital as part of the distributions or may distribute less than the entire amount of its net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. The distributions a Fund pays for any particular monthly period may be more or less than the amount of net investment income it actually earns during the period, and a Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would be provided for each monthly distribution that does not consist entirely of net investment income that would provide estimated sources of the distribution made.

     While a Fund intends to pay a level dividend, investors should understand that there is no assurance that it will always be able to pay a dividend or that the dividend will be of any particular size.

     Managed Dividend Policy


     Each Fund has filed an exemptive application with the SEC seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If, and when, a Fund receives the requested relief, it may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. If implemented, the Managed Dividend Policy would supersede the Level-Rate Dividend Policy.

     Under a Managed Dividend Policy, a Fund would intend to make monthly distributions to Common Stockholders, at a fixed rate per Common Share or a fixed percentage of its net asset value, that may include periodic distributions of realized net long- and short-term capital gains or, in certain circumstances, return of capital. Under a Managed Dividend Policy, if, for any monthly distribution, the sum of net investment income and any net realized capital gains for the month was less than the amount of the distribution, the difference would be distributed from a Fund's capital. If, for any fiscal year, the total distributions exceed such income and gains (an "Excess"), the Excess would generally be treated by each Common Stockholder as a tax-free return of capital up to the amount of the tax basis in the Common Shares, with any amounts exceeding such basis being treated as gain from the sale of those Common Shares. The Excess, however, would be treated as ordinary dividend income to the extent of a Fund's current and accumulated earnings and profits. As with the Level-Rate Dividend Policy, a Fund currently expects that a portion of the cash flow it receives from Real Estate Companies and initially characterized as "dividends" will later be recharacterized by the Real Estate Companies as a non-taxable return of capital to the Fund. In that event, amounts distributed to Common Stockholders may have to be subsequently recharacterized as a return of capital for tax purposes. See "Tax Matters." Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would be provided for each monthly distribution that does not consist entirely of net investment income that would provide estimated sources of the distribution made.

     Any distribution of an Excess would decrease a Fund's total assets and, as a result, would have the likely effect of increasing its expense ratio. There is a risk that a Fund would not eventually realize capital gain in an amount corresponding to an Excess. In addition, in order to make such distributions, a Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

     There is no guarantee that each Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if such an order is received, that the Board of Directors will implement a Managed Dividend Policy.

     The Board of Directors reserves the right to change the Fund's dividend policy from time to time.

Distribution Reinvestment Plan

     The terms of the Distribution Reinvestment Plan for each Fund are the same.

     The Bank of New York ("Plan Agent") will act as Plan Agent for stockholders who have not elected in writing to receive dividends and other distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Common Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

     Whenever a Fund declares a dividend or distribution with respect to the Common Shares, each Participant will receive such dividends and other distributions in additional Common Shares, including fractional Common Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Common Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Common Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Common Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

     Should the net asset value per Common Share exceed the market price per Common Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Common Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Common Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, a Fund issue new Common Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Common Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Common Shares will be valued at the then-current market price per Share at the time such Common Shares are to be issued.

     For purposes of making the reinvestment purchase comparison under the Plan,
(a) the market price of the Common Shares on a particular date shall be the last sales price on the NYSE (or if the Common Shares are not listed on the NYSE, such other exchange on which the Common Shares are principally traded) on that date, or, if there is no sale on such exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Common Shares on such exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of a Fund. All dividends, distributions and other payments (whether made in cash or Common Shares) shall be made net of any applicable withholding tax.

     Open-market purchases provided for above may be made on any securities exchange where a Fund's Common Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Common Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other stockholders of a Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Common Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

     The Plan Agent may hold each Participant's Common Shares acquired pursuant to the Plan together with the Common Shares of other stockholders of a Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Common Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to a Fund.

     The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and other distributions on fractional Common Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Common Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

     Any Share dividends or split Common Shares distributed by a Fund on Common Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that a Fund makes available to its stockholders rights to purchase additional Common Shares or other securities, the Common Shares held for each Participant under the Plan will be added to other Common Shares held by the Participant in calculating the number of rights to be issued to each Participant.

     The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by a Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

     Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or a Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by a Fund.

     These terms and conditions may be amended or supplemented by the Plan Agent or a Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and other distributions, a Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and other distributions payable on Common Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

     The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

     These terms and conditions are governed by the laws of the State of Maryland.

                  REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                          CONVERSION TO OPEN-END FUND

     Each Fund is a closed-end management investment company and as such its Common Stockholders do not have the right to cause the Fund to redeem their shares. Instead, the Common Shares trade in the open market at a price that is a function of several factors, including distribution levels (which are in turn affected by expenses), net asset value, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than net asset value. Each Fund's Board of Directors regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of a Fund to an open-end management investment company. Each Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions or that share repurchases or tender offers will actually reduce market discount. Any determination to repurchase Common Shares would reduce the asset coverage for Preferred Shares and might make it necessary or desirable for a Fund to redeem Preferred Shares. As described in Appendix D in "Description of Preferred Shares-Restrictions on Dividends and Other Distributions," the repurchase of Common Shares may be restricted or prohibited at times when there exist unpaid distributions on Preferred Shares.

     If a Fund converted to an open-end management investment company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE or AMEX, as applicable. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

     Before deciding whether to take any action to convert a Fund to an open-end management investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if a Fund's Common Shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its stockholders, no action should be taken. See the SAI under "Repurchase of Common Shares; Tender Offers; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS


     The following is a brief summary of certain federal tax considerations affecting each Fund and its stockholders with respect to the purchase, ownership and disposition of Shares and does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold Shares as capital assets for federal income tax purposes (generally, assets held for investment). No ruling has been or will be obtained from the IRS regarding any matter relating to the Shares of either Fund. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.


     Each Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Code (a "RIC"), which requires (among other things) that it distribute each taxable year to its stockholders at least 90% of its "investment company taxable income" (which generally includes dividends the Fund receives on shares of Real Estate Companies and other issuers, interest income and the excess, if any, of net short-term capital gain over net long-term capital loss, all determined without regard to the deduction for dividends paid). If a Fund so qualifies, it will not be required to pay federal income tax on any income and gains it distributes to its stockholders, but those distributions generally will be taxable to you as a stockholder of the Fund when you receive them.

     Each Fund believes that its Preferred Shares constitute stock of the Fund and that distributions thereon it makes to holders thereof (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under section 302(b) of the Code) thus constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that Preferred Shares of a Fund constitute debt thereof. If that position were upheld, the discussion of the treatment of distributions below would not apply to distributions on those Preferred Shares. Instead, those distributions would constitute interest, whether or not they exceeded the Fund's earnings and profits, would be included in full in the recipient's income and would be taxed as ordinary income. Counsel to the Funds believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.


     The IRS requires that a RIC that has two or more classes of stock (e.g., common stock and preferred stock) allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based on the percentage of total dividends distributed to each class for the taxable year. Accordingly, each Fund intends each taxable year to allocate capital gain dividends between its Common Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to that year.

     Dividends paid to you out of a Fund's investment company taxable income generally will be taxable as ordinary income (currently at a maximum federal income tax rate of 35%, except as noted below) to the extent of its earnings and profits. Distributions to you of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable as long-term capital gain, regardless of how long you have held your Fund Shares. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution by a Fund to you of an amount in excess of its current and accumulated earnings and profits will be treated as a non-taxable return of capital that will reduce your tax basis in your Shares; the amount of any such distribution in excess of your basis will be treated as gain from a sale of your Shares. The tax treatment of distributions on your Common Shares will be the same regardless of whether they are paid to you in cash or reinvested in additional Common Shares under the Plan. Stockholders not subject to tax on their income generally will not be required to pay income tax on amounts distributed to them.


     A distribution will be treated as paid to you on December 31 of a particular calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and is paid during January of the following year. Each year, each Fund will notify you of the tax status of its distributions.

     After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution or return of capital) of the distributions they have made during that year, which could result at that time in a Fund's also having to re-categorize some of the distributions it previously made to its stockholders. Any such re-characterization would be reflected in your annual Form 1099, together with other tax information. Those forms generally will be distributed to you in January of each year, although a Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-or late-February to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

     If you sell your Shares or a Fund repurchases them, you will realize a capital gain or loss in an amount equal to the difference between the amount realized and your adjusted tax basis in the Shares, which gain or loss will be long-term or short-term depending on your holding period for the Shares.


     A Fund may be required to withhold federal income tax (currently at the rate of 28%) from all taxable distributions otherwise payable to you if you are an individual or other non-corporate stockholder and you:


     o    fail to provide it with your correct taxpayer identification number;

     o    fail to make required certifications; or

     o have been notified by the IRS that you are subject to backup withholding.

     The maximum federal income tax rate is reduced to 15% on (1) net capital gain individuals recognize and (2) "qualified dividend income" individuals receive from certain domestic and foreign corporations ("QDI"). Distributions of net capital gain a Fund makes will be eligible for the reduced rate, which will also apply to capital gains you recognize on the sale of Common Shares you have held for more than one year. The reduced rate, which does not apply to short-term capital gains, will cease to apply for taxable years beginning after December 31, 2008.

     The 15% rate for QDI applies to dividends that individuals receive through 2008, provided they satisfy certain holding period and other requirements. Dividends paid by REITs generally are not QDI. Thus, it is currently expected that most dividends each Fund pays will not constitute QDI and thus will not be eligible for the reduced rate. You should consult your own tax adviser to evaluate the consequences of these aspects of the tax law.

     Fund distributions also may be subject to state, local and foreign taxes. You should consult with your own tax adviser regarding the particular consequences of investing in a Fund.

                             PORTFOLIO TRANSACTIONS

     NB LLC and Lehman Brothers Inc., both of which are affiliates of NB Management, act as principal brokers for the Fund, subject to periodic evaluation by the Portfolio Transactions and Pricing Committee of each Board of the quality and cost of execution.

     In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to use NB LLC and/or Lehman Brothers Inc. as its broker where, in the judgment of NB Management, those firms are able to obtain a price and execution at least as favorable as other qualified brokers. To each Fund's knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

                                NET ASSET VALUE

     The net asset value of the Common Shares is calculated by subtracting a Fund's total liabilities (including liabilities from borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding for a Fund and rounding the result to the nearest full cent. A Fund calculates its net asset value as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, every day on which the NYSE is open.

     Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. Each Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Directors of each Fund believe accurately reflects fair value. Each Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of a Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the AMEX or NYSE, as applicable.

     If NB Management believes that the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value.

     Any interest rate swap transaction that a Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any interest rate cap transaction that a Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, any accrued payments to a Fund under such transactions will be assets of the Fund and any accrued payments by the Fund will be liabilities of the Fund.

                    DESCRIPTION OF THE FUNDS' CAPITAL STOCK

     The Shares of each Fund have similar features. See Appendix D for a description of each Fund's Common Shares and Preferred Shares.

                                 OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named as proxies in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of each Fund.

                             STOCKHOLDER PROPOSALS

     Each Fund's Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. The Secretary must receive the nomination or proposal not less than 90 days in advance of the anniversary of the date a Fund's proxy statement was released to stockholders in connection with the previous year's annual meeting. In order to be considered at a Fund's 2008 annual meeting, stockholder nominations and proposals must be received by the Fund no later than January 21, 2008 and must satisfy the other requirements of the federal securities laws. Timely submission of a nomination or proposal does not guarantee that such nomination or proposal will be included. The chairperson of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

     If the Reorganization is approved, NRI will not hold an annual meeting of stockholders in 2008 or thereafter.

                   STOCKHOLDER COMMUNICATIONS WITH THE BOARDS

     Stockholders may send communications that they would like to direct to a Board or to an individual director of a Fund to the attention of Chamaine Williams, Chief Compliance Officer of each Fund, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. The Boards have directed Ms. Williams to send such communications to the chairperson of a Fund's Ethics and Compliance Committee. Nominee recommendations and stockholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of each Fund, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180 as described in this Prospectus/Proxy Statement under "Stockholder Proposals."

                               VOTING INFORMATION

     If an enclosed proxy card is executed properly and returned, shares represented thereby will be voted at the Meeting in accordance with the instructions on the proxy card. A proxy may be revoked at any time prior to its use by written notification received by the Secretary of Funds, by the execution of a subsequently dated proxy card or by attending the Meeting and voting in person. If the proxy card is signed but no instructions are specified on the proxy card, shares will be voted "FOR" the Agreement and "FOR," "ABSTAIN" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.


     The close of business on November 29, 2007, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). On that date, NRI had 27,372,139 Common Shares and 9,120 Preferred Shares outstanding and entitled to vote. On that date, NRO had 33,316,439 Common Shares and 9,800 Preferred Shares outstanding and entitled to vote.


     Holders of outstanding Common Shares and Preferred Shares of each Fund will vote together as a single class on the Agreement. By voting to approve the Agreement, NRO stockholders are also voting to approve the issuance of NRO Common Shares under the Agreement. As to any other business that may properly come before the Meeting, holders of Common Shares and Preferred Shares of each Fund may vote together as a single class or separately, depending on the requirements of the 1940 Act, the Maryland General Corporation Law, as amended ("MGCL"), and each Fund's charter with respect to said item of business. Each full Share is entitled to one vote and each fractional Share is entitled to a proportionate part of one vote.


     Solicitation is made primarily by the mailing of this Prospectus/Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone and electronic transmission or in person by regular employees of NB Management, affiliates of NB Management or other representatives of the Funds. NB Management serves as each Fund's investment manager and administrator. In addition, each Fund has engaged Georgeson Inc., a proxy solicitation firm, to assist in the solicitation of proxies. The aggregate cost of retaining Georgeson Inc. is expected to be about $140,000 plus expenses in connection with the solicitation of proxies. All expenses in connection with preparing this Prospectus/Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Funds. However, as noted above, any expenses above $400,000 incurred in connection with the Reorganization will be borne by NB Management.


     For each Fund, the presence at the Meeting, in person or by proxy, of stockholders entitled to vote at least 33 1/3% of its shares outstanding and entitled to vote at the Meeting is required for a quorum. The affirmative vote of a majority of outstanding NRI Shares and outstanding NRO Shares entitled to vote on the matter is required to approve the Agreement. With respect to other items of business, the necessary affirmative vote will depend on the requirements of the 1940 Act, the MGCL and the respective Fund's charter with respect to said item of business.

     If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Subject to the rules established by the Chairman of the Meeting, the holders of a majority of the NRI Shares or NRO Shares, as applicable, entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting without determining the date of the meeting. In the former case, the persons named as proxies will vote in their discretion those proxies that they are entitled to vote "FOR" or "AGAINST" any proposal. If a quorum is present at the Meeting, the Chairman of the Meeting may adjourn the Meeting if sufficient votes are not received or for any other reason. A stockholder vote may be taken on a proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Each Fund expects that broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal at the Meeting. Each Fund understands that, under the rules of the NYSE and AMEX, if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions, such broker-dealers will not have the authority to vote on the Reorganization. Certain broker-dealer firms may exercise discretion over Shares held in their names for which no instructions are received by voting such Shares in the same proportion as they have voted Shares for which they have received instructions.

     In tallying stockholder votes, abstentions and "broker non-votes" (i.e., Shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either
(i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) effectively will be a vote against the Agreement because the required vote for each Fund is a majority of outstanding common shares and preferred shares entitled to be cast, voting together.

     As of November 29, 2007, NRI does not know of any person who owns beneficially more than 5% of its outstanding Common Shares or Preferred Shares other than those listed below.

                                                         Amount and
                                                         Nature* of
                                                         Beneficial   Percent of
Class of Stock   Name and Address of Beneficial Owner    Ownership    Class
________________________________________________________________________________

Common Shares    Western Investment LLC**                2,622,221     9.58%
                 7050 S. Union Park Center, Suite 590
                 Midvale, UT 84047
________________________________________________________________________________

Common Shares    QVT Financial LP****                    2,084,695     6.90%
                 1177 Avenue of the Americas, 9th Fl.
                 New York, NY 10036
________________________________________________________________________________

Common Shares    Deutsche Bank AG***                     1,887,806     7.62%
                 Taunusanlage 12
                 D-60325 Frankfurt am Main
                 Federal Republic of Germany
________________________________________________________________________________


* Unless otherwise noted, each owner has sole voting and investment power over its shares.

** Based upon information obtained from an amended Schedule 13D filed by Western Investment LLC, Arthur D. Lipson, Western Investment Hedged Partners LP, Western Investment Activism Partners LLC, Benchmark Plus Institutional Partners, L.L.C., Benchmark Plus Partners, L.L.C., Benchmark Plus Management, L.L.C., Robert Ferguson and Scott Franzblau with the SEC on May 1, 2007.

*** Based on an amended Schedule 13G filed by Deutsche Bank AG and Deutsche Bank AG, London Branch, with the SEC on January 30, 2007.

**** Based on an amended Schedule 13D filed by QVT Financial LP with the SEC on February 12, 2007; includes beneficial ownership of shares owned by QVT Fund LP, QVT Overseas Ltd., QVT Associates LP and a separate discretionary account managed for Deutsche Bank AG. As General Partner of QVT Financial LP, QVT Financial GP LLC may be deemed to beneficially own the same number of shares of Common Stock reported by QVT Financial LP.


     As of November 29, 2007, NRO does not know of any person who owns beneficially more than 5% of its outstanding Common Shares or Preferred Shares other than those listed below.

                                                         Amount and
                                                         Nature* of
                                                         Beneficial   Percent of
Class of Stock   Name and Address of Beneficial Owner    Ownership    Class
________________________________________________________________________________

Common Shares    Western Investment LLC**                3,303,649     9.92%
                 7050 S. Union Park Center, Suite 590
                 Midvale, UT 84047
________________________________________________________________________________

* Unless otherwise noted, each owner has sole voting and investment power over its shares.

** Based upon information obtained from an amended Schedule 13D filed by Western Investment LLC, Arthur D. Lipson, Western Investment Hedged Partners LP, Western Investment Activism Partners LLC, Benchmark Plus Institutional Partners, L.L.C., Benchmark Plus Partners, L.L.C., Benchmark Plus Management, L.L.C., Robert Ferguson and Scott Franzblau with the SEC on May 1, 2007.


     In addition, the Directors and officers of each Fund, in the aggregate, owned less than 1% of each class of the Fund's outstanding shares as of November 29, 2007.


Appraisal Rights

     If the Reorganization is completed, holders of NRI Preferred Shares who do not vote for the approval of the Reorganization and who otherwise comply with the provisions of Sections 3-201 et seq. of the MGCL summarized below will be entitled to an appraisal by the Circuit Court for Baltimore City, Maryland of the "fair value" of their NRI Preferred Shares. Holders of NRI Common Shares, NRO Common Shares and NRO Preferred Shares are not entitled to appraisal rights in connection with the Reorganization.

     To perfect their appraisal rights, holders of NRI Preferred Shares must strictly comply with the procedures in Sections 3-201 et seq. Failure to strictly comply with these procedures will result in the loss of appraisal rights.

     Under the MGCL, each holder of NRI Preferred Shares will be entitled to demand and receive payment of the fair value of the holder's NRI Preferred Shares in cash, if the holder:

     o before or at the Meeting, files with NRI a written objection to the Reorganization;

     o    does not vote in favor of the Reorganization; and

     o within 20 days after the Articles of Transfer have been accepted for record by the SDAT, makes written demand on NRO for payment of his or her NRI Preferred Shares, stating the number of NRI Preferred Shares for which payment is demanded.

     Any written objection should be sent to NRI. Any holder of NRI Preferred Shares who fails to comply with all of the requirements described above will be bound by the terms of the Reorganization. A demand for payment may be withdrawn only with the consent of NRO. Fair value will be determined as of the close of business on the date the holders of NRI Preferred Shares vote on the Reorganization.

     NRO will promptly deliver or mail to each dissenting holder of NRI Preferred Shares written notice of the date of acceptance of the Articles of Transfer for record by the SDAT. NRO may also deliver or mail to each objecting holder of NRI Preferred Shares a written offer to pay for his or her NRI Preferred Shares at a price deemed by NRO to be the fair value of the NRI Preferred Shares. Within 50 days after acceptance of the Articles of Transfer for record by the SDAT, either NRO or any objecting holder of NRI Preferred Shares who has not received payment for his or her NRI Preferred Shares may petition the Circuit Court for Baltimore City, Maryland, for an appraisal to determine the fair value of the NRI Preferred Shares. If the court finds that an objecting holder of NRI Preferred Shares is entitled to appraisal of his or her NRI Preferred Shares, the court will appoint three disinterested appraisers to determine their fair value on terms and conditions the court determines proper, and appraisers will, within 60 days after appointment (or a longer period as the court may direct) file with the court and mail to each party to the proceeding their report stating their conclusion as to the fair value of the NRI Preferred Shares. Within 15 days after the filing of the report, any party may object to the report and request a hearing on the matter. The court will, upon motion of any party, enter an order confirming, modifying or rejecting the report and, if confirmed or modified, enter judgment directing the time within which payment must be made. If the appraisers' report is rejected, the court may determine the fair value of the NRI Preferred Shares of the objecting holders or may remit the proceeding to the same or other appraisers. Any judgment entered pursuant to a court proceeding will include interest from the date of the holders of NRI Preferred Shares vote on the action to which objection was made, unless the court finds that the holder's refusal to accept a written offer to purchase the NRI Preferred Shares made by NRO as described above was arbitrary and vexatious or not in good faith. Costs of the proceeding (not including attorneys' fees) will be determined by the court and will be assessed against NRO or, under certain circumstances, the objecting holder, or both.

     At any time after the filing of a petition for appraisal, the court may require any dissenting holder of NRI Preferred Shares to submit any certificates representing NRI Preferred Shares to the clerk of the court for notation of the pendency of the appraisal proceedings. To receive payment, whether by agreement with NRO or pursuant to a judgment, the holder must surrender any share certificates indorsed in blank and in proper form for transfer. A holder demanding payment for NRI Preferred Shares will not have the right to receive any dividends or distribution payable to holders of record after the close of business on the date the holders of NRI Preferred Shares vote and will cease to have any rights as a holder with respect to the NRI Preferred Shares except the right to receive payment of the fair value of the NRI Preferred Shares. The holder's rights may be restored only upon the withdrawal, with the consent of NRO, of the demand for payment, the failure of either party to file a petition for appraisal within the time required, a determination of the court that the holder is not entitled to an appraisal or the abandonment or rescission of the Reorganization.

     This summary of the rights of dissenting holders of NRI Preferred Shares does not purport to be a complete statement of the procedures to be followed by holders of NRI Preferred Shares desiring to exercise their dissenters' rights. The preservation and exercise of dissenters' rights are conditioned on strict adherence to the applicable provisions of the MGCL. Each holder of NRI Preferred Shares desiring to exercise dissenters' rights should refer to Sections 3-201 et seq., entitled "Rights of Objecting Stockholders," of the MGCL, a copy of which is attached as Appendix E to this Proxy Statement/Prospectus, for a complete statement of the holder's rights and the steps which must be followed in connection with the exercise of those rights.

     All written demands for appraisal must be mailed or delivered to:

     Neuberger Berman Realty Income Fund Inc.
     Claudia A. Brandon
     Secretary of the Fund
     Neuberger Berman Funds
     605 Third Avenue, 21st Floor
     New York, NY, 10158-0180

     or should be delivered to the Secretary of NRO at the Meeting before the vote on the Reorganization.

                               SERVICE PROVIDERS

     The custodian of the assets of the Funds is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Funds' auction agent, transfer agent, registrar and dividend paying agent is The Bank of New York, Attn: Corporate Trust Administration, 100 Church Street, 8(th) Floor, New York, New York 10286.

     Ernst & Young LLP ("E&Y"), 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for each Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of each Fund's filings with the SEC. E&Y audited each Fund's financial statements for the fiscal year ended October 31, 2006.

     Certain legal matters concerning the issuance of NRO Shares will be passed upon by Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, DC 20006.

                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                          TRUSTEES AND THEIR NOMINEES

     Please advise each Fund, c/o its Secretary, at 605 Third Avenue New York, New York 10158, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Prospectus/Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                            By order of the Boards of Directors,

                                            /s/ Claudia A. Brandon
                                            Claudia A. Brandon
                                            Secretary


Dated: December 13, 2007

                    This page is intentionally left blank

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of _______ __, 2008, between NEUBERGER BERMAN REALTY INCOME FUND INC., a Maryland corporation ("Acquired Fund"), and NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC., also a Maryland corporation ("Acquiring Fund") (each, a "Fund").

     The Funds wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations")). The reorganization will consist of (1) the transfer of Acquired Fund's assets to Acquiring Fund in exchange solely for the issuance to Acquired Fund of shares of Acquiring Fund's common and preferred stock and Acquiring Fund's assumption of Acquired Fund's liabilities, (2) the distribution of such shares to Acquired Fund's stockholders in liquidation thereof, and (3) Acquired Fund's dissolution, all on the terms and conditions set forth herein (collectively, the "Reorganization").


     Each Fund's Board of Directors (each, a "Board"), including all the members thereof who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and
(2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing stockholders thereof will not be diluted as a result of the Reorganization.


     Acquired Fund's capital stock is divided into one class of common stock ("Acquired Fund Common Stock") and four series of auction preferred stock, designated Series A, Series B, Series C, and Series D ("Series A Acquired Fund Stock," "Series B Acquired Fund Stock," "Series C Acquired Fund Stock," and "Series D Acquired Fund Stock," respectively) (collectively, "Acquired Fund Stock"). Acquiring Fund's capital stock is divided into one class of common stock ("Acquiring Fund Common Stock") and four series of auction market preferred stock ("AMPS"), also designated Series A, Series B, Series C, and Series D. If the Reorganization is approved by the Funds' stockholders, Acquiring Fund shall, effective no later than the Effective Time (as defined in paragraph 3.1), (1) redesignate its Series B, Series C, and Series D AMPS as Series C, Series G, and Series H AMPS and (2) issue four additional classes of AMPS, designated Series B, Series D, Series E, and Series F ("Series B Acquiring Fund Stock," "Series D Acquiring Fund Stock," "Series E Acquiring Fund Stock," and "Series F Acquiring Fund Stock," respectively) (collectively, "Acquiring Fund Stock").

     In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION

     1.1 Subject to the requisite approval of the Funds' stockholders and the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. In exchange therefor, Acquiring Fund shall-


          (a) issue and deliver to Acquired Fund the number of full shares (and a fractional share, rounded to the third decimal place, to be issued to the agent for Acquired Fund's dividend reinvestment plan ("Plan Agent")) of Acquiring Fund Common Stock determined by dividing Acquired Fund's net value (computed as set forth in paragraph 2.1) attributable to the Acquired Fund Common Stock by the net asset value ("NAV") (computed as set forth in paragraph 2.2) of a share of Acquiring Fund Common Stock,

          (b) issue and deliver to Acquired Fund the number of full shares of
     (1) Series B Acquiring Fund Stock equal to the number of full shares of Series A Acquired Fund Stock then outstanding, (2) Series D Acquiring Fund Stock equal to the number of full shares of Series B Acquired Fund Stock then outstanding, (3) Series E Acquiring Fund Stock equal to the number of full shares of Series C Acquired Fund Stock then outstanding, and (4) Series F Acquiring Fund Stock equal to the number of full shares of Series D Acquired Fund Stock then outstanding, and


          (c) assume all of Acquired Fund's liabilities described in paragraph
     1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph
3.1).

     1.2 The Assets shall consist of all assets and property - including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register stock under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Acquired Fund's books - Acquired Fund owns at the Valuation Time (as defined in paragraph 2.1).


     1.3 The Liabilities shall consist of all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Agreement, excluding Reorganization Expenses (as defined in paragraph 4.3.9) borne by Acquiring Fund and/or Neuberger Berman Management Inc. ("Advisor") pursuant to paragraph 7.2. Notwithstanding the foregoing, Acquired Fund agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

     1.4 At or immediately before the Valuation Time, each Fund shall declare and pay (a) to the holders of its common stock one or more dividends and/or other distributions in an amount large enough so that, together with the dividends described in (b) below, it will have distributed substantially all (and in any event not less than 98%) of its (i) "investment company taxable income" (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (ii) "net capital gain" (as defined in section 1222(11) of the Code), after reduction by any capital loss carryforward, for the current taxable year through the Effective Time and (b) to the holders of its preferred stock all accumulated unpaid dividends.

     1.5 At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute the Acquiring Fund Stock it receives pursuant to paragraph 1.1(a) to its stockholders of record, determined at the Effective Time (each a "Stockholder"), in proportion to their Acquired Fund Stock then so held and in constructive exchange therefor, and shall completely liquidate. Such distribution shall be accomplished by Acquiring Fund's transfer agent's opening accounts on Acquiring Fund's stockholder records in the names of the Stockholders (except Stockholders in whose names accounts thereon already exist) and crediting each Stockholder's newly opened or pre-existing account with the respective pro rata number of shares of Acquiring Fund Stock due such Stockholder. The aggregate NAV of Acquiring Fund Stock to be so credited to each Stockholder's account shall equal the aggregate NAV of the Acquired Fund Stock such Stockholder owned at the Effective Time. All outstanding Acquired Fund Stock, including any represented by certificates, shall simultaneously be canceled on Acquired Fund's stockholder records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Stock issued in connection with the Reorganization.


     1.6 Promptly after the Funds' stockholders approve this Agreement, (1) the Funds shall jointly file articles of transfer complying with section 3-109 of the Maryland General Corporation Law (Titles 1-3 of the Corporations and Associations Article of the Maryland Code) ("Articles of Transfer") with the Department of Assessments and Taxation of the State of Maryland ("Department") and (2) Acquiring Fund shall file with the Department articles supplementary complying with section 2-208 of such law regarding the redesignation of its existing series of AMPS and its issuance of the Acquiring Fund Stock ("Articles Supplemenatry").

     1.7 Notwithstanding paragraph 1.5, fractional shares of Acquiring Fund Common Stock that the Stockholders (except the Plan Agent) would otherwise be entitled to receive pursuant to the Reorganization shall not be distributed to them and instead shall be purchased by Acquiring Fund at the NAV per full share of Acquiring Fund Common Stock at the Valuation Time; and each such Stockholder that, but for this paragraph, would have received such a fractional share instead shall receive such holder's pro rata portion of the proceeds of such purchase.

     1.8 As soon as reasonably practicable after distribution of the Acquiring Fund Stock pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Acquired Fund shall be dissolved and any further actions shall be taken in connection therewith as required by applicable law.

     1.9 Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is dissolved.

     1.10 Any transfer taxes payable on issuance of Acquiring Fund Stock in a name other than that of the registered holder on Acquired Fund's stockholder records of the Acquired Fund Stock actually or constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Stock is to be issued, as a condition of such transfer.

2. VALUATION

     2.1 For purposes of paragraph 1.1(a), Acquired Fund's net value shall be
(a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange ("NYSE") on the Business Day (i.e., a day on which the NYSE is open for regular trading) next preceding the Closing ("Valuation Time"), using the valuation procedures adopted by its Board, less
(b) the amount of the Liabilities at the Valuation Time.

     2.2 For purposes of paragraph 1.1(a), the NAV of a share of Acquiring Fund Common Stock shall be computed at the Valuation Time, using the valuation procedures adopted by Acquiring Fund's Board.

     2.3 All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Advisor.

3. CLOSING AND EFFECTIVE TIME


     3.1 Unless the Funds agree otherwise, (a) the Reorganization, together with related acts necessary to consummate it ("Closing"), shall occur at the offices of Advisor, on the later of (i) the date the Articles of Transfer and Articles Supplementary are accepted for record by the Department or (ii) a later date specified in both the Articles of Transfer and Articles Supplementary not more than 30 days after they are so accepted (which later date must be a Business
Day), and (b) all acts taking place at the Closing shall be deemed to take place simultaneously at 9:00 a.m., Eastern Time, on that date ("Effective Time"). If, immediately before the Valuation Time, (i) the NYSE or another primary trading market for portfolio securities of either Fund (each, an "Exchange") is closed to trading or trading thereon is restricted or (ii) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that accurate appraisal of Acquired Fund's net value and/or the NAV of a share of Acquiring Fund Common Stock is impracticable, the Valuation Time shall be postponed until the first Business Day after the day when such trading has been fully resumed and such reporting has been restored and the Effective Time shall be postponed until the following Business Day.


     3.2 Acquired Fund shall direct its fund accounting and pricing agent to deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Acquired Fund to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Acquired Fund's books immediately before the Closing. Acquired Fund shall direct its custodian to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.


     3.3 Acquired Fund shall deliver to Acquiring Fund at the Closing a list of the Stockholders' names and addresses, and the number of full and, in the case of the Plan Agent, fractional outstanding shares of Acquired Fund Stock each Stockholder owns, at the Effective Time, certified by Acquired Fund's Secretary or Assistant Secretary. Acquiring Fund shall direct its transfer agent to deliver at the Closing a certificate as to the opening of accounts in the Stockholders' names on Acquiring Fund's stockholder records. Acquiring Fund shall issue and deliver to Acquired Fund a confirmation, or other evidence satisfactory to Acquired Fund, that the Acquiring Fund Stock to be credited to Acquired Fund at the Effective Time has been credited to Acquired Fund's account on such records. At the Closing, each Fund shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Fund or its counsel reasonably requests.


     3.4 Each Fund shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

4. REPRESENTATIONS AND WARRANTIES

     4.1 Acquired Fund represents and warrants to Acquiring Fund as follows:

          4.1.1 Acquired Fund (a) is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland and (b) has the power to own all its properties and assets and to carry on its business as described in documents filed with the Commission; and its Articles of Incorporation ("Charter") are on file with the Department;

          4.1.2 Acquired Fund is duly registered as a closed-end management investment company under the 1940 Act, such registration is in full force and effect, and no proceeding has been instituted to suspend such registration;

          4.1.3 At the Effective Time, Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans," as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms), and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended ("1933 Act"), except as previously disclosed in writing to and accepted by Acquiring Fund;

          4.1.4 Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and restrictions set forth in documents filed with the Commission, except as previously disclosed in writing to and accepted by Acquiring Fund;

          4.1.5 Acquired Fund is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a material violation of any provision of Maryland law, its Charter or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an "Undertaking") to which it is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which it is a party or by which it is bound;

          4.1.6 All material contracts and other commitments of or applicable to Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Acquired Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Acquired Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

          4.1.7 Except as previously disclosed in writing to and accepted by Acquiring Fund, (a) no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquired Fund's knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business, and (b) Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.1.8 The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Acquired Fund's Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

          4.1.9 No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, "Federal Securities Laws") or state securities laws, and no authorizations, consents, or orders of any court are required, for Acquired Fund's execution or performance of this Agreement, except for (a) Acquiring Fund's filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Stock issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus and proxy statement ("Prospectus/Statement"), and (b) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

          4.1.10 On the effective date of the Registration Statement, at the time of the Stockholders Meeting (as defined in paragraph 6.1), and at the Effective Time, the Prospectus/Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Statement made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;

          4.1.11 Acquired Fund incurred the Liabilities in the ordinary course of its business; and there are no Liabilities other than those disclosed or provided for in Acquired Fund's financial statements referred to in paragraph 4.1.19 and Liabilities incurred by Acquired Fund in the ordinary course of its business subsequent to October 31, 2007, none of which has been materially adverse to the business, assets, or results of its operations;

          4.1.12 For each taxable year of its operation (including the taxable year ending at the Effective Time), Acquired Fund has met (or for its current taxable year will meet) the requirements of Subchapter M of Chapter 1 of the Code ("Subchapter M") for qualification as a regulated investment company ("RIC") and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; from the time Acquired Fund's Board approved the transactions contemplated hereby ("Approval Time") through the Effective Time, Acquired Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.13; from the time it commenced operations through the Effective Time, Acquired Fund has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Acquired Fund
     (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund's investment objectives or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material tax pursuant to sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by Acquiring Fund;

          4.1.13 Acquired Fund is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization;

          4.1.14 At the Effective Time, at least 33 1/3% of Acquired Fund's portfolio assets will meet Acquiring Fund's investment objectives, strategies, policies, risks, and restrictions, and Acquired Fund did not alter and will not alter its portfolio in connection with the Reorganization to meet such 33 1/3% threshold;

          4.1.15 To the best of Acquired Fund's management's knowledge, at the record date for Acquired Fund's stockholders entitled to vote on approval of this Agreement, there was no plan or intention by its stockholders to sell, exchange, or otherwise dispose of a number of shares of Acquired Fund Stock (or Acquiring Fund Stock to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Acquired Fund Stock (or the equivalent Acquiring Fund Stock) to a number of shares that was less than 50% of the number of shares of Acquired Fund Stock at such date;

          4.1.16 Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

          4.1.17 During the five-year period ending at the Effective Time, (a) neither Acquired Fund nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) ("Related") to it will have acquired Acquired Fund Stock, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Stock or Acquired Fund Stock, and (b) no distributions will have been made with respect to Acquired Fund Stock, other than normal, regular dividend distributions made pursuant to Acquired Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

          4.1.18 By the Effective Time, Acquired Fund shall have duly and timely filed all federal, state, local, and foreign tax returns required by law to have been filed by such date (giving effect to properly and timely filed extensions of time to file); Acquired Fund has timely paid all taxes payable pursuant to such filed returns except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; and Acquired Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of, and withholding in respect of, distributions on its stock and is not liable for any material penalties that could be imposed thereunder;

          4.1.19 The Statement of Assets and Liabilities (including Schedule of Investments), Statement of Operations, and Statement of Changes in Net Assets (collectively, "Statements") of Acquired Fund at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended October 31, 2007, have been audited by Ernst & Young LLP, an independent registered public accounting firm ("E&Y"), and are in accordance with generally accepted accounting principles ("GAAP"), and copies thereof have been delivered to Acquiring Fund; to Acquired Fund's management's best knowledge and belief, there are no known contingent liabilities of Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP consistently applied at such date that are not disclosed therein; and such Statements present fairly, in all material respects, Acquired Fund's financial condition at such date in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the period then ended;

          4.1.20 Since October 31, 2007, there has not been any material adverse change in Acquired Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as previously disclosed in writing to and accepted by Acquiring Fund; for purposes of this representation, a decline in NAV per share of Acquired Fund Stock due to declines in market values of securities Acquired Fund holds or the discharge of its liabilities shall not constitute a material adverse change;

          4.1.21 All issued and outstanding Acquired Fund Stock is, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Fund and has been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Stock will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund's stockholder records, as provided in paragraph 3.3; and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Stock, nor are there outstanding any securities convertible into any Acquired Fund Stock;

          4.1.22 Not more than 25% of the value of Acquired Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

          4.1.23 No registration of any Asset under the 1933 Act or any state securities or blue sky laws would be required if it was, at the Effective Time, the subject of a public distribution by either Fund, except as previously disclosed in writing to and accepted by Acquiring Fund.

     4.2 Acquiring Fund represents and warrants to Acquired Fund as follows:

          4.2.1 Acquiring Fund (a) is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland and (b) has the power to own all its properties and assets and to carry on its business as described in documents filed with the Commission; and its Charter is on file with the Department;

          4.2.2 Acquiring Fund is duly registered as a closed-end management investment company under the 1940 Act, such registration is in full force and effect, and no proceeding has been instituted to suspend such registration;

          4.2.3 No consideration other than Acquiring Fund Stock (and cash in lieu of fractional shares and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          4.2.4 The Acquiring Fund Stock to be issued and delivered to Acquired Fund hereunder will, at the Effective Time, have been duly authorized by Acquiring Fund and, when issued and delivered as provided herein (including the receipt of consideration in exchange therefor not less than its par value), will be duly and validly issued and outstanding stock of Acquiring Fund, fully paid and non-assessable by Acquiring Fund;

          4.2.5 Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and restrictions set forth in documents filed with the Commission, except as previously disclosed in writing to and accepted by Acquired Fund;

          4.2.6 Acquiring Fund is not currently engaged in, and its execution, delivery, and performance of this Agreement will not result in, (1) a material violation of any provision of Maryland law, its Charter or By-Laws, or any

     Undertaking to which it is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which it is a party or by which it is bound;

          4.2.7 Except as previously disclosed in writing to and accepted by Acquired Fund, (a) no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquiring Fund's knowledge, threatened against it or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business, and (b) Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.2.8 The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Acquiring Fund's Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

          4.2.9 No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or state securities laws, and no authorizations, consents, or orders of any court are required, for Acquiring Fund's execution or performance of this Agreement, except for (a) the filing of the Registration Statement with the Commission and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.2.10 On the effective date of the Registration Statement, at the time of the Stockholders Meeting, and at the Effective Time, the Prospectus/Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Statement made in reliance on and in conformity with information furnished by Acquired Fund for use therein;

          4.2.11 For each taxable year of its operation (including the taxable year in which the Effective Time occurs), Acquiring Fund has met (or for its current taxable year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material tax pursuant to sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by Acquired Fund;

          4.2.12 Following the Reorganization, Acquiring Fund (a) will continue Acquired Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Acquired Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund
     (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of such business and dispositions necessary to maintain its status as a RIC, and
     (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          4.2.13 Acquiring Fund is in the same line of business as Acquired Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no intention to change, such line of business; and at the Effective Time, (1) at least 33 1/3% of Acquired Fund's portfolio assets will meet Acquiring Fund's investment objectives, strategies, policies, risks, and restrictions and (2) Acquiring Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks, or restrictions after the Reorganization;

          4.2.14 There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business or statutory trust or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

          4.2.15 During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person Related to it will have acquired Acquired Fund Stock with consideration other than Acquiring Fund Stock;

          4.2.16 By the Effective Time, Acquiring Fund shall have duly and timely filed all federal, state, local, and foreign tax returns required by law to have been filed by such date (giving effect to properly and timely filed extensions of time to file); Acquiring Fund has timely paid all taxes payable pursuant to such filed returns except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; and Acquiring Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of, and withholding in respect of, distributions on its stock and is not liable for any material penalties that could be imposed thereunder;

          4.2.17 Acquiring Fund's Statements at and for the fiscal year (in the case of its Statement of Changes in Net Assets, for the two fiscal years) ended October 31, 2007, have been audited by E&Y, and copies thereof have been delivered to Acquired Fund; to Acquiring Fund's management's best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP consistently applied at such date that are not disclosed therein; and such Statements present fairly, in all material respects, Acquiring Fund's financial condition at such date in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the period then ended;

          4.2.18 Since October 31, 2007, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as previously disclosed in writing to and accepted by Acquired Fund; for purposes of this representation, a decline in NAV per share of Acquiring Fund Stock due to declines in market values of securities Acquiring Fund holds or the discharge of its liabilities shall not constitute a material adverse change;

          4.2.19 Assuming the truthfulness and correctness of Acquired Fund's representation and warranty in paragraph 4.1.22, immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

          4.2.20 Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Stock;

          4.2.21 Acquiring Fund has no plan or intention to issue additional Acquiring Fund Stock following the Reorganization except to the agent for its dividend reinvestment plan; nor does Acquiring Fund, or any person Related to it, have any plan or intention to acquire - during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person - with consideration other than Acquiring Fund Stock, any Acquiring Fund Stock issued to the Stockholders pursuant to the Reorganization; and

          4.2.22 All issued and outstanding Acquiring Fund Stock is, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquiring Fund and has been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Stock, nor are there outstanding any securities convertible into any Acquiring Fund Stock.

     4.3 Each Fund represents and warrants to the other Fund as follows:

          4.3.1 The fair market value of the Acquiring Fund Stock each Stockholder receives will be approximately equal to the fair market value of its Acquired Fund Stock it actually or constructively surrenders in exchange therefor;

          4.3.2 Its management (a) is unaware of any plan or intention of Stockholders to sell or otherwise dispose of (1) any portion of their Acquired Fund Stock before the Reorganization to any person Related to either Fund or (2) any portion of the Acquiring Fund Stock they receive in the Reorganization to any person Related to Acquiring Fund, (b) does not anticipate dispositions of such Acquiring Fund Stock at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Acquired Fund Stock, and (c) expects that the percentage of stockholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis;

          4.3.3 The Stockholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

          4.3.4 The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

          4.3.5 There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          4.3.6 Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization; for the purposes of this representation, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except regular, normal dividend distributions (a) made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/ or the excise tax under section 4982 of the Code and (b) on its preferred stock) will be included as assets it held immediately before the Reorganization;

          4.3.7 None of the compensation received by any Stockholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Stock such Stockholder held; none of the Acquiring Fund Stock any such Stockholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Stockholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

          4.3.8 Immediately after the Reorganization, the Stockholders [will] [will not] own stock constituting "control" (as defined in section 304(c) of the Code) of Acquiring Fund;

          4.3.9 No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Advisor, or any third party unless such expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Acquiring Fund Stock will be transferred to Acquired Fund or any of its stockholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof; and

          4.3.10 The aggregate value of the acquisitions and distributions limited by paragraphs 4.1.17, 4.2.15, and 4.2.21 will not exceed 50% of the value (without giving effect to such acquisitions and distributions) of the proprietary interest in Acquired Fund at the Effective Time.

5. COVENANTS

     5.1 Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing, it being understood that:

          (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities; and

          (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Acquired Fund shall not dispose of more than an insignificant portion of its historic business assets (as defined in paragraph 4.2.12) during such period without Acquiring Fund's prior consent, and the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

     5.2 Acquired Fund covenants that the Acquiring Fund Stock to be delivered hereunder is not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     5.3 Acquired Fund covenants that it will assist Acquiring Fund in obtaining information Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Stock.

     5.4 Acquired Fund covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Acquiring Fund at the Closing.

     5.5 Each Fund covenants to cooperate in preparing the Prospectus/Statement in compliance with applicable federal securities laws.

     5.6 Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Acquired Fund, title to and possession of the Acquiring Fund Stock to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.7 Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

     5.8 Acquiring Fund covenants to cause the Acquiring Fund Common Stock that will be issued hereunder to be listed on the American Stock Exchange at the Effective Time.

     5.9 Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

     6.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards, and the Funds shall have called a joint special meeting of their stockholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Stockholders Meeting").

     6.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Fund's best knowledge, no investigation or proceeding for such purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Fund deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Fund may for itself waive any of such conditions.

     6.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Fund's knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

     6.4 The Funds shall have received an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP ("Counsel") as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on (a) the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and, if Counsel requests, in separate letters addressed to Counsel and (b) the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          6.4.1 Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Stock and its assumption of the Liabilities, followed by Acquired Fund's distribution of such stock pro rata to the Stockholders actually or constructively in exchange for their Acquired Fund Stock, in complete liquidation of Acquired Fund, will qualify as a "reorganization" (as defined in section 368(a)(1)([C/D]) of the Code), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b) of the Code);

          6.4.2 Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Stock and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of such stock to the Stockholders in exchange for their Acquired Fund Stock;

          6.4.3 Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Stock and its assumption of the Liabilities;

          6.4.4 Acquiring Fund's basis in each Asset will be the same as Acquired Fund's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for each Asset will include Acquired Fund's holding period therefor (except where Acquiring Fund's investment activities have the effect of reducing or eliminating an Asset's holding period);

          6.4.5 A Stockholder will recognize no gain or loss on the exchange of all its Acquired Fund Stock solely for Acquiring Fund Stock pursuant to the Reorganization, except to the extent the Stockholder receives cash in lieu of a fractional share of Acquiring Fund Common Stock pursuant thereto; and

          6.4.6 A Stockholder's aggregate basis in the Acquiring Fund Stock it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Stock it actually or constructively surrenders in exchange for such Acquiring Fund Stock less the basis in any fractional share of Acquired Fund Stock for which the Stockholder receives cash pursuant to the Reorganization; and its holding period for such Acquiring Fund Stock will include, in each instance, its holding period for such Acquired Fund Stock, provided the Stockholder holds such Acquired Fund Stock as a capital asset at the Effective Time.

Notwithstanding subparagraphs 6.4.2 and 6.4.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Stockholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     6.5 Acquiring Fund shall have filed with the Department articles supplementary describing the Acquiring Fund's preferred stock to be issued pursuant to this Agreement.

     6.6 At any time before the Closing, either Fund may waive any of the foregoing conditions (except those set forth in paragraphs 6.1, 6.4, and 6.5) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's stockholders' interests.

7. BROKERS AND EXPENSES

     7.1 Each Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     7.2 Subject to complying with the representation and warranty contained in paragraph 4.3.9, all Reorganization Expenses (including fees and expenses associated with filing, printing, and mailing the Registration Statement, soliciting proxies, and tabulating votes and accounting, legal, and custodial fees and expenses) shall be borne as follows: (a) the first $400,000 thereof, by each Fund, in proportion to its respective net assets determined at the Valuation Time, and (b) any excess, by Advisor. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in such Fund's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

8. ENTIRE AGREEMENT; NO SURVIVAL

     Neither Fund has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION

     This Agreement may be terminated at any time at or before the Effective
Time:

     9.1 By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before ______ __, 2008, or such other date as to which the Funds may agree; or

     9.2 By the Funds' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, neither Fund (nor its directors, officers, or stockholders) shall have any liability to the other Fund.

10. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time in any manner mutually agreed on in writing by the Funds, notwithstanding Acquired Fund's stockholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Stockholders' interests.

11. MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other Fund. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.4 Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.


                            [Signatures on next page]

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


                                        NEUBERGER BERMAN REALTY
                                        INCOME FUND INC.

                                        By:_____________________
                                        Name:___________________
                                        Title:__________________


                                        NEUBERGER BERMAN REAL
                                        ESTATE SECURITIES INCOME
                                        FUND INC.

                                        By:_____________________
                                        Name:___________________
                                        Title:__________________

                    This page is intentionally left blank

                                                                      APPENDIX B

                         RISKS OF INVESTING IN THE FUNDS

     The Funds have substantially identical investment objectives and policies, invest in the same markets and present the same general risks. Below are the primary risks of investing in NRO. The same general risks apply to NRI. As used in this Appendix D, "Preferred Shares" refers to NRO Preferred Shares.

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund.

Leverage Risk

     The Fund uses leverage for investment purposes through the issuance of Preferred Shares.

     The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage. There can be no assurance that the Fund's leveraging strategies involving Preferred Shares or derivatives will be successful. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future. As long as Preferred Shares are outstanding, the Fund does not intend to utilize other forms of leverage.

     The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies' operations. If these other investment companies engage in leverage, the Fund, as a stockholder, would bear its proportionate share of the cost of such leveraging.

     Because the fees paid to NB Management are calculated on the basis of the Fund's Managed Assets (which includes the liquidation preference of Preferred Shares), the fee will be higher when leverage is utilized, giving NB Management an incentive to favor the use of leverage.

     The Fund has Preferred Shares outstanding, which typically pay dividends based on short-term interest rates, and will use the proceeds to buy real estate equity securities that pay dividends based upon the performance of the issuing companies.

The Fund also may buy real estate debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real Estate Company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on Preferred Shares may rise so that the amount of dividends to be paid to Preferred Stockholders exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio is available to pay dividends on Preferred Shares, however, dividend rates on Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for Preferred Shares. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.

Auction Risk

     Preferred Stockholders may not be able to sell Preferred Shares at an auction if the auction fails (that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares). Also, if a hold order (an order to retain Preferred Shares) is placed at an auction only at a specified rate, and that rate exceeds the rate set at the auction, Preferred Shares subject to that hold order will not be retained. Additionally, if you elect to buy or retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a rate below the current market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the holders of Preferred Shares, which could also affect the liquidity of your investment. Neither the Broker-Dealers nor the Fund are obligated to purchase Preferred Shares in an auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed auction. See "Description of Preferred Shares" and "The Auction-Auction Procedures" in Appendix D.

Secondary Market Risk

     If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. The value of income securities typically falls when market interest rates rise, and securities with longer maturities or interest rate reset periods are affected more than shorter securities. Accordingly, if the Fund has designated a special rate period (a rate period of more than 7 days in the case of each series of Preferred Shares), changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into an agreement with a Broker-Dealer. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer, that person will not be able to submit bids at auctions with respect to Preferred Shares. Broker-Dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not listed on a stock exchange or the NASDAQ Stock Market.

Ratings and Asset Coverage Risk

     In order to obtain a rating of Aaa and AAA from Moody's and Fitch, respectively, the Fund must satisfy certain asset coverage and diversification requirements. See "Description of Preferred Shares-Rating Agency Guidelines and Asset Coverage" in Appendix D for a more detailed description of the asset tests the Fund must meet. While Moody's and Fitch assign a rating of Aaa and AAA, respectively, to Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could downgrade Preferred Shares, which may make Preferred Shares less liquid at an auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades Preferred Shares, the Fund will alter its portfolio or redeem Preferred Shares, if appropriate, to address rating agency concerns.

     In certain circumstances the Fund may not earn sufficient income from its investments to pay dividends on Preferred Shares. The value of the Fund's investment portfolio may decline, reducing the asset coverage for Preferred Shares. The Fund may be forced to redeem Preferred Shares to meet regulatory requirements or may voluntarily redeem Preferred Shares in certain circumstances.

     An investment in Preferred Shares is also subject to, among other risks, stock market risk, interest rate risk, credit risk, inflation risk, liquidity risk and derivatives risk.

Investment Risk

     An investment in the Fund is subject to investment risk, including possible loss of the entire amount that you invest.

Stock Market Risk

     Your investment in Preferred Shares will represent an indirect investment in REIT shares and other real estate securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The prices of the common shares of Real Estate Companies, including REITs, and other securities in which the Fund will invest, will fluctuate from day to day and may-either in the near term or over the long run-decline in value. The net asset value of the Fund and asset coverage of Preferred Shares may be affected by a decline in financial markets in general.

     The Fund's use of leverage magnifies stock market risks.

Risks of Securities Linked to the Real Estate Market

     The Fund invests in real estate indirectly through securities issued by Real Estate Companies, including REITs. Because of the Fund's policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:

     o    declines in the value of real estate;

     o    general and local economic conditions;

     o    unavailability of mortgage funds;

     o    overbuilding;

     o    extended vacancies of properties;

     o    increased competition;

     o    increases in property taxes and operating expenses;

     o    changes in zoning laws;

     o losses due to costs of cleaning up environmental problems and contamination;

     o    limitations on, or unavailability of, insurance on economic terms;

     o liability to third parties for damages resulting from environmental problems;

     o    casualty or condemnation losses;

     o    limitations on rents;

     o changes in neighborhood values and the appeal of properties to tenants;

     o changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; and

     o    changes in interest rates.

     As a result of these factors, the net asset value of the Fund may change at different rates compared to the net asset value of a registered investment company with investments in a mix of different industries. The performance of the Fund will also depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the Real
Estate Companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

     Real property investments are subject to varying types and degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing.

     If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.

     The performance of the economy in each of the regions in which the real estate owned by a Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

     Real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Real Estate Company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.

     As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the Real Estate Companies are investing.

     Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing (for example, catalog or on-line shopping), bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/ or changes in consumer preference (for example, to discount retailers), spending patterns and other trends in the retail industry. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. Retail properties in general may suffer from declines in consumer spending, which may result from economic downturns or changes in consumer habits. Changes in market rental rates, competitive market forces, the inability to collect rent due to bankruptcy or insolvency of tenants or otherwise and changes in market rates of interest could also have an adverse effect on retail properties.

     Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by the bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

     Office and Industrial Properties. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant maintenance and improvements and costs of reletting space. Increases in real estate construction costs, insurance premiums and interest rates could adversely affect office and industrial properties. Industrial properties are also subject to tenant defaults and bankruptcies that could affect their collection of outstanding receivables. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants or in the economy as a whole. The risk of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism (which may be affected by terrorist activities), increases in fuel costs and other expenses of travel, changes to regulations of operating, liquor and other licenses and adverse effects of general and local economic conditions. Because hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and lease agreements that may be terminable by the franchiser, the manager or the lessee. Hotel properties may be adversely affected if there is an economic decline in the business of the franchiser, the manager or the lessee. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property. Hotel properties may also be adversely affected by the bankruptcy or insolvency of their tenants.

     Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis; (4) deterioration, including bankruptcy, of tenants;
(5) occupancy rates; and (6) the general distress of the healthcare industry.

     The aforementioned governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations and administrative and judicial interpretations of existing law. Changes may also be applied retroactively, and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and, consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

     Multifamily/Residential Properties. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as changes in the national, regional and local economic climate, the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, the presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, oversupply of units due to new construction or a reduction in the demand for multifamily living and tenant competition. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

     Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and adverse effects of general and local economic conditions in general and with respect to rental rates and occupancy levels.

     Other factors may also contribute to the level of risk of real estate investments.

     Insurance Issues. Certain Real Estate Companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Substantial increases in certain insurance premiums since the terrorist attacks of September 11, 2001 may cause some Real Estate Companies to reduce their coverage. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. If a property sustains damage as a result of an earthquake, even if the Real Estate Company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. A massive earthquake or other event could threaten the financial viability of some insurance companies. It may be difficult or impossible to find commercial insurance against certain types of losses, such as those stemming from floods or mold damage. If any type of uninsured loss occurs, the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Fund's investment performance.

     Financial Leverage. Real Estate Companies, including REITs, may be highly leveraged, and financial covenants may affect the ability of those companies to operate effectively. Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company's cash flow may not be sufficient to repay all maturing debt outstanding.

     In addition, a Real Estate Company's obligation to comply with covenants contained in agreements with its lenders, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the Real Estate Company's range of operating activity. A Real Estate Company may therefore be prevented from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the Real Estate Company.

     Environmental Risks. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Real Estate Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company, and, as a result, the amount available to make distributions on its shares could be reduced.

     Smaller Companies. Even the larger Real Estate Companies tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's share price than is the case for a larger company. Further, smaller company shares may perform differently in different cycles than larger company shares. Accordingly, Real Estate Company shares can be more volatile than - and at times will perform differently from - larger company shares such as those found in the Dow Jones Industrial Average.

     Tax and Related Issues. REITs are subject to highly technical and complex provisions of the Code. It is possible that the Fund may invest in a Real Estate Company that purports to be a REIT but fails to qualify as such under the Code. In the event of any such unexpected failure to qualify as a REIT, the Real Estate Company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. A REIT could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain its exemption from registration under the 1940 Act, either of which could adversely affect its operations. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their stockholders.

     Like a regulated investment company, a REIT that satisfies a minimum distribution requirement for a taxable year is not required to pay federal income tax on its income and realized capital gains for that year that it distributes to its stockholders. See "Tax Matters." Also like a regulated investment company, a REIT must make annual distributions to avoid a non-deductible 4% federal excise tax on certain undistributed real estate investment trust taxable income and capital gain net income. REITs generally make distributions to avoid the imposition of federal income and excise taxes in December each year (or make distributions in January that are treated for federal income tax purposes as made on the preceding December 31). Those distributions will be included in the Fund's income and realized gains, respectively (as of the ex-distribution date), even though some part thereof may represent a return of its investment in the distributing REITs' shares.

     Terrorism. Terrorist attacks may adversely affect or even destroy completely the value of individual properties or wide areas. Economic disruption or recession stemming from such attacks can reduce the value of real property of all kinds. Such attacks can also disrupt business and tourism, either in a particular city or in the nation as a whole, which can adversely affect the value of properties in particular industries, e.g., hotels and retail establishments. Higher insurance costs may adversely affect Real Estate Companies, and certain Real Estate Companies may be unable to obtain certain kinds of insurance.

Interest Rate Risk

     Interest rate risk is the risk that fixed-income investments such as preferred shares, U.S. government obligations and debt securities, and to a lesser extent dividend-paying common stocks and shares such as REIT common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. Because investors generally look to REITs for a stream of income, the prices of REIT shares may be more sensitive to changes in interest rates than are other equity securities. The Fund's investment in such securities means that the Fund's net assets and the asset coverage for Preferred Shares will tend to decline if market interest rates rise.

     The Fund's use of leverage magnifies the interest rate risks. The Fund intends to use interest rate swaps, interest rate caps, futures contracts and options on futures contracts to help control interest rate risks. See "Interest Rate Transactions" in Appendix C.

Credit Risk

     The Fund could lose money if the issuer of a debt security, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or distributions.

     If rating agencies lower their ratings of debt securities in the Fund's portfolio, the value of those obligations could decline, which could reduce the asset coverage on Preferred Shares and negatively impact the rating agencies' ratings of the Preferred Shares. Even if an issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations and, correspondingly, the net asset value of the Fund.

Risks of Investing in Below-Investment Grade Quality Securities

     Below-investment grade quality securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. The prices of such securities have been found to be less sensitive to interest rate changes than higher-quality investments but more sensitive to adverse economic downturns or individual corporate developments. Yields on investment grade securities will fluctuate. If an issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

     The secondary markets in which below-investment grade quality securities are traded may be less liquid than the market for higher-grade quality securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund. Valuation of securities that are illiquid or that trade infrequently often requires the exercise of greater judgment. Adverse publicity and investor perceptions may decrease the values and liquidity of below-investment grade quality securities.

     It is reasonable to expect that any adverse economic conditions could disrupt the market for below-investment grade quality securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may have an adverse impact on the market for below-investment grade quality securities.


Interest Rate Transactions Risk

     The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions" in Appendix C.


Risks of Futures and Options on Futures

     The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

     o Successful use of hedging transactions depends upon Neuberger Berman's ability to correctly predict the direction of changes in interest rates. While Neuberger Berman is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     o There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

     o Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

     o There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

     o There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to it, it will not enter into such transaction.


Inflation Risk

     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As a result of inflation, the real value of the dividends on Preferred Shares can decline.


Terrorism Risks

     Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, the continuing presence in Iraq and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds' operations.


Foreign Security Risk

     The prices of foreign securities may be affected by factors not present in U.S. markets, including:

     o Currency exchange rates. The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     o Foreign political and economic conditions. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     o Regulations. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.
          S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     o    Markets. The securities markets of other countries are smaller than U.
          S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.


Non-Diversified Status


     The Fund is registered as "non-diversified" under the 1940 Act. A "non-diversified" fund can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund can. As a result, the Fund will be more susceptible than a more widely-diversified fund to any single corporate, economic, political or regulatory occurrence. However, the Fund has adopted a policy that it will not invest more than 10% of its total assets in the securities of any one issuer. See "Investment Strategies and Parameters of the Fund's Portfolio" in Appendix C. Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under the Code. See "Tax Matters."



Anti-Takeover Provisions

     The Fund's Articles and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert it to an open-end fund. If the Fund were converted to open-end status, the Fund would have to redeem Preferred Shares. See "Anti-Takeover and Other Provisions in the Articles of Incorporation" in Appendix D.

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


                                                                      APPENDIX C

                       INVESTMENT STRATEGIES OF THE FUNDS

     The Funds have substantially identical investment objectives and policies, invest in the same markets and present the same general risks. Below are the investment strategies of NRO. NRI has the same investment strategies except as noted below.


Investment Strategies and Parameters of the Fund's Portfolio

     Concentration. The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not concentrating in any other industry. This policy cannot be changed without stockholder approval. See "Fundamental Investment Policies" below.

     Real Estate Companies. Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by Real Estate Companies. A Real Estate Company is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). The Fund may also invest in rights or warrants to purchase income-producing common and preferred securities of Real Estate Companies. REITs are considered to be Real Estate Companies. The Fund will not invest more than 10% of its total assets in the securities of any one issuer.

     In addition, the Fund normally invests at least 80% of its net assets plus the amount of any borrowing for investment purposes in securities of Real Estate Companies. If because of market action the Fund falls out of compliance with this policy, it will make future investments in such a manner as to bring the Fund back into compliance with this policy. Although this is a non-fundamental policy, the Board will not change this policy without at least 60 days' notice to the Fund's stockholders.

     REITs. The Fund invests at least 75% of its total assets, under normal market conditions, in income-producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate-related loans (such as mortgages) or other interests. REITs historically have paid relatively high dividends (as compared to other types of companies), and the Fund intends to use these REIT dividends in an effort to meet its primary investment objective of high current income.

     REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.


     The Fund anticipates that, in current market conditions, its investment in REITs will consist primarily of equity REITs. The Fund may invest up to 10% of its total assets in any combination of mortgage REITs and hybrid REITs.


     Substantially all of the equity securities of Real Estate Companies, including REITs, in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund may invest in both publicly and privately traded REITs.

     Common Equity Securities, Preferred Securities and Convertible Securities. Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by Real Estate Companies, including REITs.

     o Common Equity Securities. Common equity securities are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common equity securities usually carry with them the right to vote and frequently an exclusive right to do so.

     o Preferred Securities. Preferred securities generally have a preference as to dividends and liquidation over an issuer's common stock but rank junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred securities dividends are payable only if declared by the issuer's board of directors. Preferred securities also may be subject to optional or mandatory redemption provisions. Preferred securities in which the Fund invests generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

     o Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common equity securities or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common equity securities of the same or similar issuers. Convertible securities generally rank senior to common equity securities in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

     The Fund typically invests approximately:

     o 70% to 80% of its total assets in common equity securities issued by Real Estate Companies; and

     o 20% to 30% of its total assets in preferred securities issued by Real Estate Companies.

     The actual investment percentages with respect to common equity securities and preferred securities are subject to market conditions at the time of such investment, the current market prices of such securities and Neuberger Berman's views on the marketplace for such securities. The Fund's portfolio composition can be expected to vary over time based on NB Management's assessment of market conditions.

     Debt Securities. In normal market conditions, the Fund may invest up to 20% of its total assets in debt securities (including convertible and non-convertible debt securities), such as debt securities issued by Real Estate Companies and U.S. government obligations.

     o Debt Securities of Real Estate Companies. Debt securities in which the Fund may invest include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. The debt securities in which the Fund invests may bear interest at fixed rates or variable rates of interest and may involve equity features such as contingent interest or participation based on revenues, rents or profits. The prices of debt securities generally vary inversely with interest rates.

     o U.S. Government Obligations. Obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as certain "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value" and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. government, are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and/or interest.

     If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "interest rate risk."

     Below-Investment Grade Quality Securities. The preferred securities and the convertible and non-convertible preferred and debt securities in which the Fund may invest are sometimes collectively referred to in this Prospectus as "Senior Income Securities." The Fund may invest in Senior Income Securities that are below-investment grade quality, including unrated securities determined by NB Management to be of comparable quality. If one rating agency assigns an investment grade rating and another rating agency assigns a below-investment grade rating to the same Senior Income Security, NB Management will determine which rating it considers more appropriate and categorize the Senior Income Security accordingly. Below-investment grade quality Senior Income Securities are those that have received ratings lower than BBB by Standard & Poor's ("S&P"), lower than Baa by Moody's, or lower that BBB by Fitch and unrated securities determined by NB Management to be of comparable quality. Below-investment grade quality debt securities are commonly referred to as "junk bonds." The Fund will not invest in below-investment grade quality Senior Income Securities if, as a result of such investment, more than 25% of the Fund's total assets would be invested in such securities. If a downgrade of one or more investment grade quality Senior Income Securities causes the Fund to exceed this 25% limit, the Fund's portfolio manager will determine, in his discretion, whether to sell any below-investment grade quality Senior Income Securities to reduce the percentage to below 25% of the Fund's total assets. It is possible, therefore, that the value of below-investment grade quality Senior Income Securities could exceed 25% of the Fund's total assets for an indefinite period of time. NB Management will monitor the credit quality of the Fund's Senior Income Securities.

     Securities that are below-investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. The Fund may only invest in below-investment grade quality securities that are rated CCC or higher by S&P, Caa or higher by Moody's or CCC or higher by Fitch, or are unrated but determined to be of comparable quality by NB Management. The issuers of these securities have a currently identifiable vulnerability to default on their payments of principal and interest. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix B of the Statement of Additional Information.

     Foreign Securities. At least 90% of the Fund's total assets will be invested in U.S. dollar-denominated securities of issuers located in the United States. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in countries considered by Neuberger Berman to be industrialized, which securities may be U.S. dollar-denominated or denominated in a currency other than the U.S. dollar.

     Illiquid Securities. Substantially all of the equity securities of Real Estate Companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund may, however, invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and that are not deemed to be liquid, privately-traded REITs and repurchase agreements with maturities in excess of seven days. The Board of Directors has the authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Board has delegated to NB Management the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight of such determinations. Although no definitive liquidity criteria are used, the Board has directed NB Management to look for such factors as the nature of the market for a security (including the institutional private resale market); the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and other permissible relevant factors.

     Restricted securities may be sold only in privately-negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

     Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. See "Net Asset Value." If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund is in a position where a substantial portion of the value of its total assets are invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take steps NB Management deems advisable, if any, to protect liquidity.

     As discussed below under "Interest Rate Transactions," the Fund intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund's net payment obligations under any interest rate swap transaction, marked to market daily. The Fund will treat such amounts as illiquid.

     Short Sales and Derivatives. NRI will not enter into short sales or invest in derivatives, except for interest rate hedging purposes as described in this Appendix D in connection with interest rate swap and interest rate cap transactions, futures and options on futures. See "Interest Rate Transactions" below. This limitation on short sales and derivatives does not apply to NRO.

     Cash Positions. In anticipation of or in response to adverse market conditions, for cash management purposes, during a reasonable start-up period following any future offering of additional preferred stock or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of Affiliated Money Market Funds or bonds or other debt securities. Doing so may help the Fund avoid losses but may mean lost opportunities for the Fund to achieve its investment objectives. A reasonable start up period following any offering would not exceed three months.

     Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds, including money market funds for which NB Management or an affiliate serves as investment manager ("Affiliated Money Market Funds"). To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

     Cash reserves may be invested in Affiliated Money Market Funds if such investments are expected to produce higher net returns, reduce transaction costs, create more liquidity and/or increase diversification for the Fund as compared to comparable overnight investment vehicles. When assets are invested in an Affiliated Money Market Fund, NB Management waives a portion of its investment advisory fee on the Fund equal to the advisory fee paid on those assets by the Affiliated Money Market Fund.

     Securities Lending. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund may invest such cash collateral in Affiliated Money Market Funds, subject to the policies discussed above under "Cash Positions." (Because the collateral received by the Fund is not considered a part of Managed Assets for purposes of calculating the Fund's advisory fee, there is no waiver of the advisory fee for collateral invested in an Affiliated Money Market Fund.) The Fund will not lend portfolio securities representing more than one-third of its total assets.

     Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly, or if the Fund is prevented from disposing promptly of the collateral in the event the borrower defaults.

     Portfolio Turnover. The Fund may engage in portfolio trading when NB Management considers it to be appropriate, but the Fund will not use short-term trading as the primary means of achieving its investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of NB Management, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's realization of net short-term capital gains that, when distributed to stockholders, will be taxable as ordinary income. See "Tax Matters."


Fundamental Investment Policies

     The Fund has adopted certain fundamental investment policies designed to limit investment risk. These fundamental policies, as well as the investment objectives of the Fund, may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred stock (including, if issued, Preferred Shares) voting as a single class, as well as by the vote of holders of a majority of the outstanding preferred stock tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. See "Investment Objectives" and "Investment Strategies, Techniques and Risks" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund. See "Description of Shares-

Preferred Shares-Voting Rights" in Appendix D and the Statement of Additional Information under "Preferred Shares-Voting Rights" for additional information with respect to the voting rights of Preferred Stockholders.

     The Fund may become subject to guidelines that are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from a rating agency in connection with the Fund's utilization of leverage. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Preferred Stockholders or the Fund's ability to achieve its investment objectives.


Investment Philosophy

     Neuberger Berman's investment philosophy in managing the Fund is driven by:

     o an experienced portfolio management staff that believes in traditional, on-site real estate analysis and frequent meetings with company management;

     o a distinct investment approach that combines fundamental securities analysis and direct real estate analysis with property sector diversification;

     o a disciplined valuation methodology that seeks attractively priced real estate securities relative to their historical growth rates and alternative property sectors; and

     o an investment strategy that seeks to develop a portfolio with a broad mix of real estate securities through quality stock selection and property sector allocation.

     Neuberger Berman focuses on quality of management, relative equity valuation levels within the real estate securities universe and relative property sector performance expectations.


Investment Process

     The Neuberger Berman investment process for the Fund emphasizes internally generated investment ideas derived from both top-down analysis of property sectors and bottom-up research on real estate securities. The investment process utilizes a relative valuation model that ranks securities on a daily basis and allows for a discrete buy/sell process.

     Neuberger Berman's investment process for the Fund consists of four primary investment areas: (1) macro research; (2) property sector research; (3) company research; and (4) portfolio management.

     Macro research consists of an overall assessment of the economy and expectations for economic growth on a national as well as regional basis. Macro research is considered essential in the construction of a real estate securities portfolio as a result of the breadth of lease duration levels among the respective property sectors. Macro research is also required in determining the level of demand across the primary property sectors. The resources available to conduct macro research include in-house economic research, Wall Street analysts and numerous economic reports.

     Property sector research is emphasized as a result of Neuberger Berman's belief that prudent property sector selection will produce consistent levels of investment performance versus an appropriate benchmark. Historically, there has been a material level of divergence in investment results among the core property sectors (multi-family, office, industrial and retail). The investment team seeks to identify property sector valuation disparities through the construction of and analysis of relative valuation models among the property sectors within the REIT industry. Property sector valuations are analyzed on both a relative and absolute basis. Relative valuation analysis is important because the investment team seeks to be fully invested in real estate securities at all times.

     Neuberger Berman's real estate securities research endeavors to focus its investment efforts on those firms that demonstrate attractive prospects for satisfactory levels of earnings growth and earnings consistency, as well as dividend growth and coverage. The companies with the most attractive fundamental attributes are then screened according to pricing factors that may be important indicators of potential share price performance versus peers. Some of the pricing factors that Neuberger Berman focuses on include multiple-to-long-term earnings growth and net asset value-to-price. Neuberger Berman also assigns a quantitative score to its assessment of management and management strategy. A company's strategy and its ability to execute that strategy as well as the public market's acceptance of that strategy are considered a key company attribute in the investment review process. The fundamental research and pricing components of the investment process are combined to identify attractively priced securities of companies with relatively favorable long-term prospects. Neuberger Berman will also consider the relative liquidity of each security in the construction of the Fund's portfolio.

     Portfolio construction consists of overweighting and underweighting specific property types, individual securities and geographic regions based on the previously described investment process. Portfolio weightings are measured against the appropriate benchmarks. In order to control risk, Neuberger Berman seeks to maintain a portfolio that is representative of the major property sectors and geographic regions.

                           INTEREST RATE TRANSACTIONS

     The Fund may, but is not required to, enter into interest rate transactions, including those described below, to hedge against interest rate risks inherent in underlying investments and capital structure.

Swaps and Caps

     In connection with the Fund's use of leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty's paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's leverage.

     Interest rate caps require the Fund to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund may use interest rate swaps or caps to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

     The Fund will usually enter into interest rate swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swap or cap transaction, marked to market daily. The Fund will treat such amounts as illiquid.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and thus could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund's maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into interest rate swaps or caps other than as described in this Prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the costs of the leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the interest rate swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NB Management believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NB Management will regularly monitor public information about the financial stability of a counterparty to an interest rate swap or cap transaction in an effort proactively to protect the Fund's investments.

     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

     The Fund may choose or be required to redeem some or all Preferred Shares or prepay any borrowings. Such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

Futures and Options on Futures

     The Fund may also purchase and sell futures contracts and options on futures contracts. For NRI, it will purchase or sell options on futures contracts only to hedge interest rate risks. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts, for example, as an offset against the effect of expected increases in interest rates and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will enter into futures contracts only if they are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

     Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of any accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option and will mark such amounts to market daily.

                                                                      APPENDIX D

                    DESCRIPTION OF THE FUNDS' CAPITAL STOCK

     Each Fund's shares have the same features. The authorized capital stock of NRO is 1,000,000,000 shares of capital stock, par value $0.0001 per share, and the authorized capital stock of NRI is 1,000,000,000 shares of capital stock, par value $0.0001 per share. The following table presents the number of shares of (i) capital stock authorized for each class of each Fund, and (ii) capital stock outstanding for each class of authorized shares of each Fund as of April 30, 2007:


                                                             Amount Outstanding
                                                                   as of
Fund                                   Amount Authorized       April 30, 2007
________________________________________________________________________________

NRO
___

  Common Shares                           999,988,000           33,316,439
  Preferred Shares                             12,000                9,800

NRI
___

  Common Shares                           999,986,000           27,372,139
  Preferred Shares                             14,000                9,120
________________________________________________________________________________


     Additional information about each Fund's shares appears below in this section.


                          DESCRIPTION OF COMMON SHARES

     The following is a brief description of the terms of each Fund's Common Shares. There are no material differences between the rights of holders of NRO Common Shares and the holders of NRI Common Shares.

     The outstanding Common Shares of each Fund are fully paid and nonassessable, and the NRO Common Shares to be issued in the Reorganization will be, when issued, fully paid and nonassessable. The Common Shares of each Fund have no preemptive or conversion rights or rights to cumulative voting. Each Common Share of each Fund is entitled to one vote per share.

     The Common Shares of each Fund have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Stockholders, however, are not entitled to receive any distributions from the Fund unless all accrued dividends on the Fund's Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Fund's Preferred Shares would be at least 200% after giving effect to the distributions.

     The NRO Common Shares are listed on the AMEX under the trading or "ticker" symbol "NRO." The NRI Common Shares are listed on the NYSE under the trading or "ticker" symbol "NRI." Each Fund intends to hold annual meetings of stockholders so long as its Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. Each Fund must continue to meet the AMEX or NYSE requirements, as applicable, in order for its Common Shares to remain listed. If the Reorganization is approved, NRI will not hold an annual meeting of stockholders in 2008 or thereafter.

                        DESCRIPTION OF PREFERRED SHARES

     The following is a brief description of the terms of each Fund's Preferred Shares, including the NRO Preferred Shares to be issued in the Reorganization. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Preferred Shares in each Fund's Articles. NRO's Articles establishing the terms of NRO Preferred Shares are attached as Appendix A to the SAI.

General

     Under the Articles of each Fund, the Board is authorized to classify or reclassify any unissued shares of capital stock without a stockholder vote into one or more classes of preferred or other stock. The Preferred Shares of each Fund have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared by the Fund, but excluding interest thereon).

     The Preferred Shares of each Fund rank on a parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. The outstanding Preferred Shares of each Fund are fully paid and nonassessable, and the NRO Preferred Shares to be issued in the Reorganization will be, when issued, fully paid and nonassessable. Preferred Shares have no preemptive, exchange, conversion or cumulative voting rights. If the net assets of a Fund increase, the Fund may offer additional shares of preferred stock to maintain the leverage ratio of the Fund. The Preferred Shares are subject to optional and mandatory redemption as described below under "Redemption."

     Generally, investors in Preferred Shares do not receive certificates representing ownership of their shares. The Depository Trust Company ("DTC") or its nominee for the account of the investor's broker-dealer maintains record ownership of Preferred Shares in book-entry form. An investor's broker-dealer, in turn, maintains records of that investor's beneficial ownership of Preferred Shares.

Dividends

     General. Any dividend payment made on Preferred Shares of each Fund shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past dividend period may be declared and paid at any time, without reference to any regular dividend payment date, to the holders of the Preferred Shares of each Fund as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

     Dividend Payment Dates. Dividends on Preferred Shares of each Fund are payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund's Articles and applicable law. The new dividend rate determined in an auction generally will apply to the period beginning on the first business day after the auction and lasting through the date of the next auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles.

     Dividends are paid through DTC on each dividend payment date. The dividend payment date is normally the first business day after the rate period ends. DTC, in accordance with its current procedures, distributes dividends received from the Auction Agent in same-day funds on each dividend payment date to agent members (members of DTC that act on behalf of existing or potential Preferred Stockholders). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, the current Broker-Dealers have indicated to the Fund that dividend payments are available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.

     Calculation of Dividend Payment. Each Fund computes the amount of dividends per share payable on Preferred Shares by multiplying the rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the applicable rate period or part thereof, and the denominator of the fraction will be 365 for any rate period other than a special rate period and 360 for a special rate period. This rate is multiplied by $25,000 to arrive at the dividends per share. Dividends on Preferred Shares will accumulate from the date of their original issue. For each rate period after the initial rate period, the dividend rate will be the rate determined at auction, except as described below. The dividend rate that results from an auction cannot be greater than the maximum rate.

     With respect to NRO Preferred Shares, the maximum rate for a rate period normally is the higher of (a) the applicable percentage of the reference rate or
(b) the applicable spread plus the reference rate. The reference rate is the applicable Libor Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more. The "Libor Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the applicable series of NRO Preferred Shares. The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of NRO Preferred Shares. The applicable percentage and applicable spread for a rate period generally is determined based on the lower of the credit ratings assigned to the NRO Preferred

Shares by Moody's and Fitch on the auction date for such period (as set forth in the table below). Because NRO will not issue NRO Preferred Shares unless they are rated Aaa by Moody's and AAA by Fitch at the time of closing, the initial applicable percentage is 125% and the applicable spread is 125 bps.

Moody's Credit Rating    Fitch Credit Rating    Applicable Percentage    Applicable Spread
__________________________________________________________________________________________

        Aaa                     AAA                     125%                  125 bps
     Aa3 to Aa1              AA- to AA+                 150%                  150 bps
      A3 to A1                A- to A+                  160%                  160 bps
    Baa3 to Baa1            BBB- to BBB+                250%                  250 bps
     Below Baa3              Below BBB-                 275%                  275 bps
__________________________________________________________________________________________

     Assuming NRO maintains an Aaa/AAA rating on the NRO Preferred Shares, the practical effect of the different methods used to calculate the maximum rate is shown in the table below:

                      Maximum Rate           Maximum Rate
                 Using the Applicable   Using the Applicable   Method Used to Determine the
Reference Rate        Percentage                Spread            Maximum Applicable Rate
___________________________________________________________________________________________

     1%                  1.25%                  2.25%                    Spread
     2%                  2.50%                  3.25%                    Spread
     3%                  3.75%                  4.25%                    Spread
     4%                  5.00%                  5.25%                    Spread
     5%                  6.25%                  6.25%                    Either
     6%                  7.50%                  7.25%                  Percentage
___________________________________________________________________________________________

     With respect to NRI Preferred Shares, the maximum rate for a rate period is normally the product of the applicable percentage (see Table I below) and the reference rate (see Table II below), each as of the auction date. In each case, the applicable percentage is determined based on the lower of the credit rating or ratings assigned to NRI Preferred Shares by Moody's and Fitch.

                                    Table I

                NRI Preferred Shares Applicable Percentage Table

      Ratings for NRI Preferred Shares                    Applicable Percentage
________________________________________________________________________________
       Moody's               Fitch
    Aa3 or higher         AA- or higher                            150%
      A3 to A1              A- to A+                               160%
    Baa3 to Baa1          BBB- to BBB+                             250%
     Below Baa3            Below BBB-                              275%
________________________________________________________________________________


     The reference rate used to determine the maximum rate generally varies depending on the length of the applicable rate period, as set forth in the NRI Preferred Shares Reference Rate Table below:

                                    Table II

                   NRI Preferred Shares Reference Rate Table

Rate Period                         Reference Rate
________________________________________________________________________________

91 days or less       AA Financial Composite Commercial Paper Rate (see
                      Table III below and its introductory paragraph)

92 days to 270 days   The AA Financial Composite Commercial Paper Rate
                      made available by the Federal Reserve Bank of New
                      York or, if the Federal Reserve Bank of New York does not make available such a rate, the arithmetic average of the interest equivalent (as defined below) of rates on commercial paper placed on behalf of issuers whose corporate bonds are rated AA by S&P or the equivalent of such rating by another rating agency, as quoted on a discount basis or otherwise by the certain commercial paper dealers to the Auction Agent for the close of business on the business day immediately preceding the date of calculation (rounded to the next highest .001 of 1%).

271 days or more      Treasury Index Rate
________________________________________________________________________________


     For purposes of the NRI Preferred Shares Reference Rate Table, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given number of days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

     The AA Financial Composite Commercial Paper Rate is the rate for the applicable period on commercial paper issued by corporations whose bonds are rated AA by S&P or the equivalent of such rating by another rating agency, as made available by the Federal Reserve Bank of New York. If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis to the Auction Agent for the close of business on the business day immediately preceding such date by commercial paper dealers designated by NRI. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

     The AA Financial Composite Commercial Paper Rate for a regular 7-day rate period is the 7-day rate. The AA Financial Composite Commercial Paper Rate for a special rate period is as set forth in the table below:

                                   Table III

                  AA Financial Composite Commercial Paper Rate for NRI Preferred Shares Special Rate Periods

     Special Rate Period                 AA Composite Commercial Paper Rate*
________________________________________________________________________________

      8 days to 31 days                             30-day rate
      32 days to 61 days                            60-day rate
      62 days to 91 days                            90-day rate
________________________________________________________________________________

* Rates stated on a discount basis

     On or prior to each dividend payment date, each Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of auction results. Neither Fund has established any reserves for the payment of dividends.

     In most, but not all, cases, if an auction for Preferred Shares of each Fund is not held when scheduled or if sufficient clearing bids have not been made in an auction (other than because all Preferred Shares are subject to submitted hold orders), the dividend rate for the corresponding rate period will be the maximum rate on the date the auction was scheduled to be held. The maximum rate would not apply, for example, if an auction could not be held when scheduled because the NYSE was closed for three or more consecutive business days due to circumstances beyond its control or the Auction Agent was not able to conduct an auction in accordance with the auction procedures due to circumstances beyond its control.

     Restriction on Dividends and Other Distributions. Generally, while any Preferred Shares are outstanding, neither Fund may declare, pay or set apart for payment any dividend or other distribution in respect of its Common Shares (other than in additional Common Shares or rights to purchase Common Shares) or repurchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

     - In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's discounted value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to Preferred Shares, any other preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "Rating Agency Guidelines and Asset Coverage" below);

     - In the case of Fitch's coverage requirements, immediately after such transaction, the aggregate Fitch discounted value (i.e., the aggregate value of the Fund's portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

     - Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined under "Rating Agency Guidelines and Asset Coverage" below) is met;

     - Full cumulative dividends on Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and

     - The Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles.

     Generally, neither Fund will declare, pay or set apart for payment any dividend on any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on Preferred Shares through its most recent dividend payment date. However, when the Fund has not paid dividends in full on Preferred Shares through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

     Designations of Special Rate Periods. Each Fund may, in certain circumstances, designate any succeeding subsequent rate period as a special rate period consisting of a specified number of rate period days evenly divisible by seven, subject to certain adjustments. A designation of a special rate period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, which will include a report showing that, as of the third business day next preceding the proposed special rate period, the Moody's discounted value and Fitch discounted value, as applicable, were at least equal to the Preferred Shares Basic Maintenance Amount; (b) an auction shall have been held on the auction date immediately preceding the first day of such proposed special rate period and sufficient clearing bids shall have existed in such auction; and (c) if the Fund shall have mailed a notice of redemption with respect to any Preferred Shares, the redemption price with respect to such shares shall have been deposited with the Auction Agent. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction

Agent. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The Fund will give Preferred Stockholders notice of a special rate period as provided in the Articles.

Redemption

     Mandatory Redemption. In the event either Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Preferred Shares or (b) the 1940 Act Preferred Shares Asset Coverage, its Preferred Shares will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Articles and applicable law at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to (but not including) the date fixed for redemption. In the event that either Fund does not have funds legally available for the redemption of all of the required number of its Preferred Shares that are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to such mandatory redemption date, the Fund will redeem those Preferred Shares on the earliest practicable date on which the Fund is able to effect such redemption. Any such mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be. See the applicable Fund's Articles for more information concerning the circumstances in which the Fund must redeem its Preferred Shares.

     In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares of the Fund and any other preferred stock of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares pro rata from the holders in proportion to their holdings, or by any other method that it deems fair and equitable.

     Optional Redemption. Each Fund, at its option, may redeem shares of each series of Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on the second business day preceding a dividend payment date at the optional redemption price per share of $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to (but not including) the date fixed for redemption plus the premium, if any, specified in a special redemption provision. If fewer than all outstanding shares of any series are to be redeemed, the Fund may redeem such shares pro rata from the holders in proportion to their holdings, or by any other method that it deems fair and equitable. No Preferred Shares may be redeemed if the redemption would cause the Fund to violate the 1940 Act or applicable law. Preferred Shares of a series may not be redeemed in part if fewer than 250 Preferred Shares of that series would remain outstanding after the redemption. Each Fund has the authority to redeem Preferred Shares for any reason.

     Except for the mandatory and optional redemption provisions, which are more fully described in the Articles of each Fund, nothing contained in the Articles limits any right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares for which notice of redemption has been given and the Fund meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount tests after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of any series of Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Liquidation

     Subject to the rights of holders of any series or class or classes of shares ranking on a parity with the Preferred Shares of each Fund with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to Preferred Stockholders of the full preferential amounts provided for as described herein, Preferred Stockholders as such shall have no right or claim to any of the remaining assets of the Fund.

     None of the sale of all or substantially all of the property or business of either Fund, the merger or consolidation of either Fund into or with any other corporation, or the merger or consolidation of any other corporation into or with either Fund, shall be a liquidation, dissolution or winding up of the affairs, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

Rating Agency Guidelines and Asset Coverage

     Each Fund is required under Moody's and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value; the concept is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and Fitch guidelines impose certain diversification requirements on the Fund's portfolio. Other than as needed to meet the asset coverage tests, the Moody's and Fitch guidelines do not impose any absolute limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of ineligible assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of Preferred Shares then outstanding and
(b) certain accrued and projected dividend and other payment obligations of the Fund.

     Each Fund is also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. Each Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended.

     Based on the composition of the portfolio of NRO and market conditions as of April 30, 2007, the 1940 Act Preferred Shares Asset Coverage with respect to all of NRO's Preferred Shares, assuming the approval of the proposed Reorganization and the issuance of new NRO Preferred Shares to holders of NRI Preferred Shares, would have been computed as follows:

    Value of NRO assets less
    liabilities not constituting senior securities       $1,429,156,877
    -------------------------------------------------- = ---------------- = 302%
    Senior securities representing indebtedness          $473,000,000
    plus liquidation value of NRO Preferred Shares

     In the event either Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Preferred Shares or (b) the 1940 Act Preferred Shares Asset Coverage, the Fund will be required to redeem Preferred Shares as described under "Redemption-Mandatory Redemption" above.

     Each Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Preferred Shares may, at any time, change or withdraw any such rating. The Board may, without stockholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to Preferred Shares.

     The Board of Directors of each Fund may amend the definition of maximum rate to increase the percentage amount by which the reference rate is multiplied to determine the maximum rate without the vote or consent of Preferred Stockholders or any other stockholder of the Fund, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test.

     Each Fund will issue Preferred Shares only if the shares carry a credit quality rating of Aaa from Moody's and AAA from Fitch at the time of closing. Of course, there can be no assurance that the Preferred Shares will carry a rating of Aaa from Moody's and AAA from Fitch at all times in the future. As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by each Fund and NB Management and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a rating agency.

     A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. Each Fund pays certain fees to Moody's and Fitch for rating Preferred Shares.

Voting Rights

     Except as otherwise provided in this Proxy Statement/Prospectus, the SAI, Articles or as otherwise required by law, holders of Preferred Shares have equal voting rights with holders of Common Shares and holders of any other shares of preferred stock of the Fund (one vote per share) and vote together with holders of Common Shares and holders of any other shares of preferred stock of the Fund as a single class.

     Holders of outstanding preferred stock, including Preferred Shares of each Fund, voting as a separate class, are entitled at all times to elect two of the Fund's Directors. The remaining Directors normally are elected by holders of Common Shares and preferred stock, including Preferred Shares of each Fund, voting together as a single class. If at any time dividends (whether or not earned or declared by the Fund, but excluding interest thereon) on outstanding preferred stock, including Preferred Shares of each Fund, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding preferred stock, the number of Directors constituting the Board shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of outstanding preferred stock, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of stockholders that will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of outstanding preferred stock, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If either Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred stock, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the holders of outstanding preferred stock (but not of the Directors with respect to whose election the holders of Common Shares were entitled to vote or the two Directors the holders of outstanding preferred stock have the right to elect in any event), will terminate automatically.

     So long as any Preferred Shares are outstanding, neither Fund will, without the affirmative vote or consent of the holders of at least a majority of Preferred Shares outstanding at the time (voting together as a separate class):

     (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares or any other preferred stock, unless, in the case of preferred stock on a parity with Preferred Shares, the Fund obtains confirmation from Moody's (if Moody's is then rating Preferred Shares), Fitch (if Fitch is then rating Preferred Shares) or any substitute rating agency (if any such substitute rating agency is then rating Preferred Shares) that the issuance of such a class or series would not impair the rating then assigned by such rating agency to Preferred Shares and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of Preferred Shares is not required;

     (b) amend, alter or repeal the provisions of the Articles by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of Preferred Shares or Preferred Stockholders; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect Preferred Stockholders and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

     (c) authorize the Fund's conversion from a closed-end to an open-end investment company; or

     (d) approve any reorganization (as such term is used in the 1940 Act) adversely affecting Preferred Shares.

     So long as any Preferred Shares are outstanding, neither Fund shall, without the affirmative vote or consent of the holders of at least a majority of Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

     Neither Fund will approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Articles of a holder of shares of a series of preferred stock differently than those of a holder of shares of any other series of preferred stock without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Even with such a vote, some of the actions set forth in (a) or (b) above may not be permitted under the 1940 Act. Unless a higher percentage is provided for under the Articles, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding Preferred Shares means the affirmative vote of the lesser of (a) 67% or more of the outstanding Preferred Shares present at a meeting of Preferred Stockholders or represented by proxy if the holders of more than 50% of the outstanding Preferred

Shares are present or represented by proxy or (b) more than 50% of the outstanding Preferred Shares. However, to the extent permitted by Maryland law and the Articles, no vote of holders of Common Shares, either separately or together with holders of Preferred Shares as a single class, is necessary to take the actions contemplated by (a) and (b) above.

     The foregoing voting provisions will not apply with respect to Preferred Shares of either Fund if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

The Auction

     The Articles of each Fund provide that, except as otherwise described herein, the applicable dividend rate for Preferred Shares for each rate period after the initial rate period shall be equal to the rate per annum that the Auction Agent advises has resulted on the business day preceding the first day of such subsequent rate period (an "auction date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Articles and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "auction." See the Articles for a more complete description of the auction process.

     Auction Agency Agreement. Each Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) that provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the applicable rate for Preferred Shares so long as the applicable rate is to be based on the results of an auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice (30 days if such termination is because amounts due to the Auction Agent are unpaid). If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with one or more Broker-Dealers selected by each Fund that provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

     The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by each Fund, a service charge at the annual rate of 1/4 of 1%, for any auction preceding a rate period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer, for any auction preceding a rate period of one year or more, of the liquidation preference ($25,000 per share) of Preferred Shares held by a Broker-Dealer's customer upon settlement in the auction.

     Each Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination. NRI's Auction Agent may not terminate the Broker-Dealer Agreement with A.G. Edwards & Sons, Inc. without the consent of NRI. NRO's Auction Agent may not terminate the Broker-Dealer Agreement with Merrill Lynch & Co. without the consent of NRO.

Auction Procedures

     Prior to the submission deadline on each auction date for Preferred Shares of each Fund, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares (a "Beneficial Owner") may submit orders with respect to such Preferred Shares to that Broker-Dealer as follows:

     - Hold order-indicating its desire to hold such shares without regard to the applicable rate for the next rate period.

     - Bid-indicating its desire to sell such shares at $25,000 per share if the applicable rate for the next rate period thereof is less than the rate specified in such bid.

     - Sell order-indicating its desire to sell such shares at $25,000 per share without regard to the applicable rate for the next rate period thereof.

     A Beneficial Owner may submit different types of orders to its Broker-Dealer with respect to different shares of a series of Preferred Shares then held by the Beneficial Owner. A Beneficial Owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the applicable maximum rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a Beneficial Owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a rate period of more than 28 days, such Beneficial Owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell Preferred Shares subject to the sell order. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a potential beneficial owner as discussed below.

     A potential beneficial owner is either a customer of a Broker-Dealer that is not a Beneficial Owner of a series of Preferred Shares but that wishes to purchase shares of such series or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the specified rate in such bid. A bid placed by a potential beneficial owner of shares of such series specifying a rate higher than the maximum rate for shares of such series on the auction date will not be accepted.

     The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and potential beneficial owners to the Auction Agent. The Broker-Dealers will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any Preferred Shares held by it or by customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of either Fund.

     With respect to Preferred Shares, the Broker-Dealer Agreements provide that a Broker-Dealer may, subject to certain restrictions, submit orders in auctions for its own account. If a Broker-Dealer submits an order for its own account in any auction of any series of Preferred Shares, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such Broker-Dealer would not have knowledge of orders submitted by other Broker-Dealers (if any) in that auction. A Broker-Dealer may also bid in an auction in order to prevent what would otherwise be (a) a failed auction, (b) an "all-hold" auction, or (c) the implementation of a dividend rate that the Broker-Dealer believes, in its sole judgment, does not reflect the market for such securities at the time of the auction. A Broker-Dealer may also encourage additional or revised investor bidding in order to prevent an "all-hold" auction.

     On May 31, 2006, the SEC announced that it had settled its investigation of fifteen firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Citigroup Global Markets, Inc., Wachovia Capital Markets, LLC, and Banc of America Securities LLC, that participate in the auction rate securities market regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures.
As part of the settlement, each firm agreed to pay civil penalties. In addition, each firm, without admitting or denying the SEC's allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such firms to conduct the auction process in accordance with disclosed procedures. Each firm can offer no assurance as to how the settlement may affect the market for auction rate securities.

     In addition, on January 9, 2007 the SEC announced that it had settled its investigation of three banks, including The Bank of New York, that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the banks allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the banks agreed to pay civil penalties. In addition, each bank, without admitting or denying the SEC's allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that bank to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities.

     There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for potential beneficial owners with rates or spreads equal to or lower than the applicable maximum rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the applicable maximum rate for such series submitted or deemed submitted to the Auction Agent by Broker-Dealers for Beneficial Owners of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates in the submitted bids, would result in existing holders and potential holders owning all the shares of such series available for purchase in the auction.

     If there are not sufficient clearing bids for shares of such series, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and a regular rate period will commence. If there are not sufficient clearing bids, Beneficial Owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all outstanding shares of a series are the subject of submitted hold orders, then the applicable rate for the next rate period of that series will be 80% of the reference rate. The Auction Agent will notify the Fund and the Broker-Dealers of the results of each auction. In addition, the Broker-Dealers will notify each Beneficial Owner, potential beneficial owner, existing holder and potential holder on whose behalf they submitted orders of the auction results.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale that may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of Preferred Shares that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same day funds.

     The auctions for each series of NRI Preferred Shares are normally held every 7 days, and a rate period will normally begin on the following business day. Auctions for Series A NRO Preferred Shares and Series B NRO Preferred Shares are normally held every seven days, and a rate period will normally begin on the following business day. Auctions for Series C NRO Preferred Shares and Series D NRO Preferred Shares are normally held every 28 days, and a rate period will normally begin on the following business day.

     If an auction date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the applicable rate for the next rate period will be the rate determined on the previous auction date.

     If a dividend payment date is not a business day because the NYSE is closed for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:

     - the dividend payment date for the affected rate period will be the next business day on which the Fund and its paying agent, if any, can pay the dividend;

     - the affected rate period will end on the day it otherwise would have ended; and

     - the next rate period will begin and end on the dates on which it otherwise would have begun and ended.

     The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of a series and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A    Owns 500 shares, wants to        Bid 2.1% rate for all 500
                    sell all 500 shares if dividend  shares
                    rate is less than 2.1%
Current Holder B    Owns 300 shares, wants to        Hold order - will take the
                    hold                             dividend rate
Current Holder C    Owns 200 shares, wants to        Bid 1.9% rate for all 200
                    sell all 200 shares if dividend  shares
                    rate is less than 1.9%
Potential Holder D  Wants to buy 200 shares          Places order to buy at or
                                                     above 2.0%
Potential Holder E  Wants to buy 300 shares          Places order to buy at or
                                                     above 1.9%
Potential Holder F  Wants to buy 200 shares          Places order to buy at or
                                                     above 2.1%

     The lowest dividend rate that will result in all 1,000 Preferred Shares being bought or continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 2.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

     Secondary Market Trading and Transfer of Preferred Shares. The Broker-Dealers may maintain a secondary trading market in Preferred Shares of each Fund outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity of investment. Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market.

     Investors who purchase shares in an auction (particularly if the Fund has declared a special rate period) should note that because the dividend rate on such shares will be fixed for the length of such rate period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction, depending upon market conditions.

     A Beneficial Owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares of each Fund only in whole shares and only (1) pursuant to a bid or sell order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the existing holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

              ANTI-TAKEOVER AND OTHER PROVISIONS IN THE ARTICLES OF
                                 INCORPORATION

     Each Fund's Articles and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

     The NRI Articles require a vote by at least 75% of the Fund's Board and holders of at least 75% of the shares of the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end management investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board, including a majority of Independent Directors, then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and
(7), if such transaction
has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Independent Directors, no stockholder vote is required to authorize such action.

     The NRO Articles require a vote by at least a majority of the Fund's Board, including a majority of Independent Directors, and the holders of at least 75% of the shares of the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end management investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of at least 75% of the Fund's Directors, including a majority of the Independent Directors, then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of at least 75% of the entire Board, including a majority of the Independent Directors, no stockholder vote is required to authorize such action.

     With respect to both the NRI and NRO Articles, the term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of the holders of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its stockholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act. As noted above, Preferred Shares vote together with Common Shares on all matters. The 1940 Act also requires approval of a majority of the outstanding Preferred Shares, for any conversion from a closed-end to an open-end investment company. As the 1940 Act also prohibits doing indirectly what cannot be done directly, a vote of Preferred Shares may be required to effect some of the other transactions described above if the effective result would be conversion of the Fund from a closed-end to an open-end structure.

     The Board of each Fund is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of the holders of at least 75% of the shares entitled to be voted for such Director in an election of directors.

     The Bylaws of each Fund require directors to be elected by a vote of a majority of the outstanding shares entitled to vote thereon.

     By resolution of the Board of Directors, each Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that "control shares" of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by stockholders at a special meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or by directors who are employees of the corporation). "Control shares" are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily-defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested stockholder (a stockholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation's securities and similar transactions to or with the interested stockholder or an entity affiliated with the interested stockholder) with the corporation for a period of five years after the most recent date on which the interested stockholder became an interested stockholder.

     Further information may be found in the Articles and Bylaws of each Fund, which are on file with the SEC.

                                                                      APPENDIX E

                         SECTIONS 3-201 ET SEQ. OF THE
                        MARYLAND GENERAL CORPORATION LAW

Section 3-201. "Successor" defined.

     (a) Corporation amending charter.- In this subtitle, except as provided in subsection (b) of this section, "successor" includes a corporation which amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock, unless the right to do so is reserved by the charter of the corporation.

     (b) Corporation whose stock is acquired.- When used with reference to a share exchange, "successor" means the corporation the stock of which was acquired in the share exchange.

Section 3-202. Right to fair value of stock.

     (a) General rule.- Except as provided in subsection (c) of this section, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder's stock from the successor if:

          (1) The corporation consolidates or merges with another corporation;

          (2) The stockholder's stock is to be acquired in a share exchange;

          (3) The corporation transfers its assets in a manner requiring action under Section 3-105 (d) of this title;

          (4) The corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved by the charter of the corporation; or

          (5) The transaction is governed by Section 3-602 of this title or exempted by Section 3-603 (b) of this title.

     (b) Basis of fair value.

          (1) Fair value is determined as of the close of business:

               (i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the day notice is given or waived under Section 3-106 of this title; or

               (ii) With respect to any other transaction, on the day the stockholders voted on the transaction objected to.

          (2) Except as provided in paragraph (3) of this subsection, fair value may not include any appreciation or depreciation which directly or indirectly results from the transaction objected to or from its proposal.

          (3) In any transaction governed by Section 3-602 of this title or exempted by Section 3-603 (b) of this title, fair value shall be value determined in accordance with the requirements of Section 3-603 (b) of this title.

     (c) When right to fair value does not apply. Unless the transaction is governed by Section 3-602 of this title or is exempted by Section 3-603 (b) of this title, a stockholder may not demand the fair value of the stockholder's stock and is bound by the terms of the transaction if:

          (1) The stock is listed on a national securities exchange, is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or is designated for trading on the NASDAQ Small Cap Market:

               (i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the date notice is given or waived under Section 3-106 of this title; or

               (ii) With respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;

          (2) The stock is that of the successor in a merger, unless:

               (i) The merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so; or

               (ii) The stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor;

          (3) The stock is not entitled, other than solely because of Section 3-106 of this title, to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction;

          (4) The charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder under this subtitle; or

          (5) The stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

Section 3-203. Procedure by stockholder.

     (a) Specific duties. A stockholder of a corporation who desires to receive payment of the fair value of the stockholder's stock under this subtitle:

          (1) Shall file with the corporation a written objection to the proposed transaction:

               (i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, within 30 days after notice is given or waived under
          Section 3-106 of this title; or

               (ii) With respect to any other transaction, at or before the stockholders' meeting at which the transaction will be considered or, in the case of action taken under Section 2-505(b) of this article, within 10 days after the corporation gives the notice required by
          Section 2-505(b) of this article;

          (2) May not vote in favor of the transaction; and

          (3) Within 20 days after the Department accepts the articles for record, shall make a written demand on the successor for payment for the stockholder's stock, stating the number and class of shares for which the stockholder demands payment.

     (b) Failure to comply with section. A stockholder who fails to comply with this section is bound by the terms of the consolidation, merger, share exchange, transfer of assets, or charter amendment.

Section 3-204. Effect of demand on dividend and other rights.

     A stockholder who demands payment for his stock under this subtitle:

          (1) Has no right to receive any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under
     Section 3-202 of this subtitle; and

          (2) Ceases to have any rights of a stockholder with respect to that stock, except the right to receive payment of its fair value.

Section 3-205. Withdrawal of demand.

     A demand for payment may be withdrawn only with the consent of the successor.

Section 3-206. Restoration of dividend and other rights.

     (a) When rights restored. The rights of a stockholder who demands payment are restored in full, if:

          (1) The demand for payment is withdrawn;

          (2) A petition for an appraisal is not filed within the time required by this subtitle;

          (3) A court determines that the stockholder is not entitled to relief; or

          (4) The transaction objected to is abandoned or rescinded.

     (b) Effect of restoration. The restoration of a stockholder's rights entitles him to receive the dividends, distributions, and other rights he would have received if he had not demanded payment for his stock. However, the restoration does not prejudice any corporate proceedings taken before the restoration.

Section 3-207. Notice and offer to stockholders.

     (a) Duty of successor.

          (1) The successor promptly shall notify each objecting stockholder in writing of the date the articles are accepted for record by the Department.

          (2) The successor also may send a written offer to pay the objecting stockholder what it considers to be the fair value of his stock. Each offer shall be accompanied by the following information relating to the corporation which issued the stock:

               (i) A balance sheet as of a date not more than six months before the date of the offer;

               (ii) A profit and loss statement for the 12 months ending on the date of the balance sheet; and

               (iii) Any other information the successor considers pertinent.

     (b) Manner of sending notice. The successor shall deliver the notice and offer to each objecting stockholder personally or mail them to him by certified mail, return receipt requested, bearing a postmark from the United States Postal Service, at the address he gives the successor in writing, or, if none, at his address as it appears on the records of the corporation which issued the stock.

Section 3-208. Petition for appraisal; consolidation of proceedings; joinder of objectors.

     (a) Petition for appraisal. Within 50 days after the Department accepts the articles for record, the successor or an objecting stockholder who has not received payment for his stock may petition a court of equity in the county where the principal office of the successor is located or, if it does not have a principal office in this State, where the resident agent of the successor is located, for an appraisal to determine the fair value of the stock.

     (b) Consolidation of suits; joinder of objectors.

          (1) If more than one appraisal proceeding is instituted, the court shall direct the consolidation of all the proceedings on terms and conditions it considers proper.

          (2) Two or more objecting stockholders may join or be joined in an appraisal proceeding.

Section 3-209. Notation on stock certificate.

     (a) Submission of certificate. At any time after a petition for appraisal is filed, the court may require the objecting stockholders parties to the proceeding to submit their stock certificates to the clerk of the court for notation on them that the appraisal proceeding is pending. If a stockholder fails to comply with the order, the court may dismiss the proceeding as to him or grant other appropriate relief.

     (b) Transfer of stock bearing notation. If any stock represented by a certificate which bears a notation is subsequently transferred, the new certificate issued for the stock shall bear a similar notation and the name of the original objecting stockholder. The transferee of this stock does not acquire rights of any character with respect to the stock other than the rights of the original objecting stockholder.

Section 3-210. Appraisal of fair value.

     (a) Court to appoint appraisers. If the court finds that the objecting stockholder is entitled to an appraisal of his stock, it shall appoint three disinterested appraisers to determine the fair value of the stock on terms and conditions the court considers proper. Each appraiser shall take an oath to discharge his duties honestly and faithfully.

     (b) Report of appraisers-Filing. Within 60 days after their appointment, unless the court sets a longer time, the appraisers shall determine the fair value of the stock as of the appropriate date and file a report stating the conclusion of the majority as to the fair value of the stock.

     (c) Report of appraisers -Contents. The report shall state the reasons for the conclusion and shall include a transcript of all testimony and exhibits offered.

     (d) Report of appraisers -Service; objection.

          (1) On the same day that the report is filed, the appraisers shall mail a copy of it to each party to the proceedings.

          (2) Within 15 days after the report is filed, any party may object to it and request a hearing.

Section 3-211. Action by court on appraisers' report.

     (a) Order of court. The court shall consider the report and, on motion of any party to the proceeding, enter an order which:

          (1) Confirms, modifies, or rejects it; and

          (2) If appropriate, sets the time for payment to the stockholder.

     (b) Procedure after order.

          (1) If the appraisers' report is confirmed or modified by the order, judgment shall be entered against the successor and in favor of each objecting stockholder party to the proceeding for the appraised fair value of his stock.


          (2) If the appraisers' report is rejected, the court may:

               (i) Determine the fair value of the stock and enter judgment for the stockholder; or

               (ii) Remit the proceedings to the same or other appraisers on terms and conditions it considers proper.

     (c) Judgment includes interest.

          (1) Except as provided in paragraph (2) of this subsection, a judgment for the stockholder shall award the value of the stock and interest from the date as at which fair value is to be determined under Section 3-202 of this subtitle.

          (2) The court may not allow interest if it finds that the failure of the stockholder to accept an offer for the stock made under Section 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

               (i) The price which the successor offered for the stock;

               (ii) The financial statements and other information furnished to the stockholder; and

               (iii) Any other circumstances it considers relevant.

     (d) Costs of proceedings.

          (1) The costs of the proceedings, including reasonable compensation and expenses of the appraisers, shall be set by the court and assessed against the successor. However, the court may direct the costs to be apportioned and assessed against any objecting stockholder if the court finds that the failure of the stockholder to accept an offer for the stock made under Section 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

               (i) The price which the successor offered for the stock;

               (ii) The financial statements and other information furnished to the stockholder; and

               (iii) Any other circumstances it considers relevant.

          (2) Costs may not include attorney's fees or expenses. The reasonable fees and expenses of experts may be included only if:

               (i) The successor did not make an offer for the stock under
          Section 3-207 of this subtitle; or

               (ii) The value of the stock determined in the proceeding materially exceeds the amount offered by the successor.

     (e) Effect of judgment. The judgment is final and conclusive on all parties and has the same force and effect as other decrees in equity. The judgment constitutes a lien on the assets of the successor with priority over any mortgage or other lien attaching on or after the effective date of the consolidation, merger, transfer, or charter amendment.

Section 3-212. Surrender of stock.

     The successor is not required to pay for the stock of an objecting stockholder or to pay a judgment rendered against it in a proceeding for an appraisal unless, simultaneously with payment:

          (1) The certificates representing the stock are surrendered to it, indorsed in blank, and in proper form for transfer; or

          (2) Satisfactory evidence of the loss or destruction of the certificates and sufficient indemnity bond are furnished.

Section 3-213. Rights of successor with respect to stock.

          (a) General rule. A successor which acquires the stock of an objecting stockholder is entitled to any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under
     Section 3-202 of this subtitle.

          (b) Successor in transfer of assets. After acquiring the stock of an objecting stockholder, a successor in a transfer of assets may exercise all the rights of an owner of the stock.

          (c) Successor in consolidation, merger, or share exchange. Unless the articles provide otherwise, stock in the successor of a consolidation, merger, or share exchange otherwise deliverable in exchange for the stock of an objecting stockholder has the status of authorized but unissued stock of the successor. However, a proceeding for reduction of the capital of the successor is not necessary to retire the stock or to reduce the capital of the successor represented by the stock.

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

                              ____________________
                             |           |        |
                             | NEUBERGER | BERMAN |
                             |___________|________|

                             A Lehman Brothers Company


                             Neuberger Berman Management Inc.
                             605 Third Avenue 2nd Floor
                             New York, New York 10158-0180

                             www.nb.com

                                                                     HO727 12/07

                    NEUBERGER BERMAN REALTY INCOME FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                                605 Third Avenue
                          New York, New York 10158-0180
                                  877-461-1899

                       STATEMENT OF ADDITIONAL INFORMATION

                                 December 13, 2007

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated December 13, 2007, relating specifically to the proposed reorganization of Neuberger Berman Realty Income Fund Inc. ("NRI") and Neuberger Berman Real Estate Securities Income Fund Inc. ("NRO," and together with NRI, the "Funds") pursuant to which NRI would transfer its assets to NRO in exchange for shares of common stock and preferred stock of NRO and the assumption by NRO of NRI's liabilities and NRI would dissolve under applicable state law (the "Reorganization"). To obtain a copy of the Proxy Statement/Prospectus, please write to the Fund of which you are a stockholder at the address set forth above or call 877-461-1899. The Reorganization is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

     The audited financial statements and related independent registered public accountant's report for each Fund contained in its annual report to stockholders for the fiscal year ended October 31, 2006 are incorporated herein by reference. In addition, the unaudited financial statements for each Fund contained in its semi-annual report to stockholders for the period ended April 30, 2007 are also incorporated herein by reference. No other parts of the annual report or semi-annual report are incorporated by reference herein.


     No person has been authorized to give any information or to make any representations not contained in the Proxy Statement/Prospectus or in this SAI in connection with the offering made by the Proxy Statement/Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Proxy Statement/Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

     The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2007 Neuberger Berman Management Inc. All rights reserved.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS................................1

INVESTMENT STRATEGIES, TECHNIQUES AND RISKS....................................4

PORTFOLIO TRADING AND TURNOVER RATE...........................................21

MANAGEMENT OF THE FUNDS.......................................................21

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................32

PORTFOLIO TRANSACTIONS........................................................37

NET ASSET VALUE...............................................................41

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES...........42

REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND.......44

TAX MATTERS...................................................................45

REPORTS TO STOCKHOLDERS.......................................................50

CUSTODIAN, AUCTION AGENT AND TRANSFER AGENT...................................50

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................50

COUNSEL.......................................................................50

REGISTRATION STATEMENT........................................................51

FINANCIAL STATEMENTS..........................................................51

PRO FORMA FINANCIAL STATEMENTS................................................51


APPENDIX A - ARTICLES OF AMENDMENT AND ARTICLES SUPPLEMENTARY FOR NRO
 PREFERRED SHARES............................................................A-1


APPENDIX B - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................B-1

                 INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

     The investment objectives and general investment policies of the Funds are described in the Proxy Statement/Prospectus. Additional information concerning the characteristics of certain of the Funds' investments is set forth below. The Funds have substantially identical investment objectives and policies, invest in the same markets and present the same risks. There are no significant differences between the investment objectives and strategies of the Funds. Below are the investment strategies of NRO. NRI has the same investment strategies except as noted below.

     The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective. These investment objectives are fundamental. Unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund ("Board") without stockholder approval. The investment objectives and fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock ("Common Shares") and outstanding shares of preferred stock ("Preferred Shares") voting as a single class, as well as by the vote of the holders of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act").

     Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common equity securities, preferred securities, securities convertible into equity securities ("convertible securities") and non-convertible debt securities issued by Real Estate Companies. A "Real Estate Company" is a company, including a real estate investment trust ("REIT"), that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). The Fund invests at least 75% of its total assets under normal market conditions in income-producing equity securities of REITs.

     The Fund may invest up to 25% of its total assets in below-investment grade debt securities (commonly referred to as "junk bonds"), as well as below-investment grade convertible and non-convertible preferred securities. For a description of the risks associated with below-investment grade securities, see "Investment Strategies, Techniques and Risks - Below-Investment Grade Securities" below.

     Unless otherwise indicated, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If, because of changes in the value of the Fund's portfolio, the asset coverage for any borrowings were to fall below 300%, this would limit the Fund's ability to pay dividends and therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances.

     The Fund's fundamental investment policies and limitations are as follows:

     1. BORROWING. The Fund may not borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

     2. COMMODITIES. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

     For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

     3.   DIVERSIFICATION. The Fund is non-diversified under the 1940 Act.

     4. INDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government and Agency Securities").

     5. LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objectives, policies, and limitations, (i) through the purchase of debt securities or (ii) by engaging in repurchase agreements.

     6. REAL ESTATE. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may
(i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in REITs of any kind.

     7. SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act.

     8. UNDERWRITING. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

     The following investment policies and limitations are non-fundamental:

     1. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

     2. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

     3. FOREIGN SECURITIES. The Fund may not invest more than 10% of the value of its total assets in securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, which securities may be U.S. dollar-denominated or denominated in a currency other than the U.S. dollar. This policy does not limit investment in American Depositary Receipts ("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

     4. INVESTMENTS IN ANY ONE ISSUER. At the close of each quarter of the Fund's taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer and the Fund may not hold more than 10% of an issuer's outstanding voting securities. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC"), as defined in Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

     5. SECURITIES OF REAL ESTATE COMPANIES. The Fund normally invests at least 80% of its Assets in securities of Real Estate Companies. If because of market action, the Fund falls out of compliance with this policy, it will make future investments in such a manner as to bring the Fund back into compliance with the policy. Although this is a non-fundamental policy, the Board will not change this policy without at least 60 days' notice to the Fund's stockholders. As used in this policy, Assets means net assets plus the amount of any borrowing for investment purposes.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Preferred Shares would be considered senior securities under the 1940 Act. The Fund may only issue Preferred Shares if the asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after such issuance.

     To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NB Management to be liquid and/or by holding instruments representing offsetting commitments, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

     If rating agencies assign different ratings to the same security, NB Management will determine which rating it believes best reflects the security's quality and risk at that time, which may be the highest of several assigned ratings.

     Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch") currently rate the outstanding Preferred Shares of both Funds. NRO will apply for ratings from Moody's and Fitch for NRO Preferred Shares issued in connection with the Reorganization. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on holders of Common Shares ("Common Stockholders") or its ability to achieve its investment objectives. NRO currently anticipates that any Preferred Shares that it issues in connection with the Reorganization initially would be given the highest ratings by Moody's ("Aaa") and Fitch ("AAA"), but no assurance can be given that such ratings will be obtained. Moody's and Fitch receive fees in connection with their ratings issuances.

     CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

     In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") ("sales charge"), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of the NASD, in connection with its purchase or redemption of the money market fund's or unregistered fund's shares, or the Fund's investment adviser must waive a sufficient amount of its advisory fee to offset any sales charge or service fee.

     In addition, pursuant to an exemptive order received from the SEC, a Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund. Under the exemptive order, a Fund that is a money market fund cannot invest in an unregistered fund that does not comply with Rule 2a-7.

                   INVESTMENT STRATEGIES, TECHNIQUES AND RISKS

     The following information supplements the discussion of the Fund's investment objectives, policies and techniques that are described in the Proxy Statement/Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Proxy Statement/Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

     REAL ESTATE COMPANIES. The Fund will not directly invest in real estate but rather in securities issued by Real Estate Companies. However, because of its fundamental policy to concentrate its investments in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.

     Securities of Real Estate Companies include securities of REITs, commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

     REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

     The types of REITs described above are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

     REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments will consist of equity REITs.

     The Fund may also invest in mortgage-backed securities. These are fixed-income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed-income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This will limit the Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae and Freddie Mac, as referenced below) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

     POLICIES AND LIMITATIONS. Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by Real Estate Companies. Under normal conditions, the Fund invests at least 75% of its total assets in income-producing equity securities issued by REITs.

     BELOW-INVESTMENT GRADE SECURITIES. The Fund may invest in below-investment grade debt securities rated Caa/CCC or above as well as non-investment grade preferred and convertible preferred securities and unrated securities determined by NB Management to be of comparable quality. Below-investment grade quality debt securities are commonly referred to as "junk bonds." Bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics.

     Below-investment grade securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Issues rated CCC/Caa may be in default.

     Below-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in below-investment grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of below-investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below-investment grade securities structured as zero coupon securities (see "Zero Coupon Securities," below), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than securities that pay interest periodically and in cash. NB Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which below-investment grade securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a below-investment grade security, and could adversely affect the net asset value ("NAV") of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below-investment grade securities, especially in a thinly-traded market. When secondary markets for below-investment grade securities are less liquid than the market for higher-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NB Management's research and analysis when investing in below-investment grade securities. NB Management seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of Moody's, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch ratings of bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating below-investment grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of below-investment grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NB Management does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or NB Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NB Management may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency. However, analysis of the creditworthiness of issuers of below-investment grade securities may be more complex than for issuers of higher-quality debt securities.

     POLICIES AND LIMITATIONS. The Fund may invest up to 25% of its total assets in below-investment grade debt securities rated Caa/CCC or above as well as non-investment grade convertible and non-convertible preferred securities and unrated securities determined by NB Management to be of comparable quality.

     WARRANTS. Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     ILLIQUID SECURITIES. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities, repurchase agreements maturing in greater than seven days, written over-the-counter ("OTC") options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits). Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Board, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The Fund's sale of some illiquid securities may be subject to legal restrictions that could be costly to it.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

     POLICIES AND LIMITATIONS. Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

     SECURITIES LOANS. The Fund may lend portfolio securities to banks, brokerage firms and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed-upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund's policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities through a separate operating unit of Neuberger Berman, LLC ("NB LLC") or an affiliate of NB LLC, acting as agent. The Funds also can loan securities to NB LLC and its affiliates (other than NB Management), subject to the conditions of the SEC order. Each Fund may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

     POLICIES AND LIMITATIONS. The Fund may lend its securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Board. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled "Cash Management and Temporary Defensive Positions" for information on how the cash collateral may be invested. The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

     RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately-placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. NB Management, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Board believes accurately reflects fair value.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

     POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its books as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

     FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets and the lack of uniform accounting, auditing and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as investor.

     The Fund also may invest in equity, debt or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits and bankers' acceptances issued by foreign banks, (3) obligations of other corporations and (4) obligations of foreign governments and their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions.

     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

     The Fund may invest in ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in a foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

     Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

     POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency-denominated securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, the Fund may not purchase such securities if, as a result, more than 10% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

     Investments in securities of foreign issuers are subject to the Fund's quality standards. The Fund may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

     FIXED-INCOME SECURITIES. While the emphasis of the Fund's investment program is on common stocks and other equity securities, it may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed-income securities. The Fund may invest in debt securities and debentures rated both investment grade and below-investment grade.

     "U.S. Government Securities" are obligations of the U.S. Treasury backed by the full faith and credit of the United States. "U.S. Government Agency
Securities" are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (also known as the Student Loan Marketing Association), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the U. S. Government and generally fluctuate inversely with changing interest rates.

     "Investment grade" debt securities are those receiving one of the four highest ratings from S&P, Moody's, Fitch or another nationally recognized statistical rating organization ("rating agency") or, if unrated by any rating agency, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

     The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon and rating may have different yields. Although the Fund may rely on the ratings of any rating agency, it primarily refers to ratings assigned by S&P and Moody's, which are described in Appendix B to this SAI.

     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and market liquidity ("market risk"). The value of the fixed-income securities in which the Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Fund's fixed-income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

     Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly-traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to the Fund warrants exposure to the additional level of risk.

     POLICIES AND LIMITATIONS. The Fund may invest in debt securities rated CCC or higher by S&P, rated Caa or higher by Moody's, or rated CCC or higher by Fitch, or unrated securities determined to be of comparable quality. The Fund may invest in convertible bonds that NB Management believes present a good value because they are convertible into equity securities and have an attractive yield. The Fund may invest up to 20% of its total assets in debt securities.

     COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Board.

     POLICIES AND LIMITATIONS. The Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality.

     BANK OBLIGATIONS. The Fund may invest in bank obligations, including negotiable CDs, banker's acceptances, fixed time deposits and deposit notes. A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates on interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon that availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

     ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

     Zero coupon securities are redeemed at face value when they mature. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income ratably by the Fund as it accrues prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its investment company taxable income (including its accrued original issue discount) to its stockholders each year to avoid payment of federal income and excise taxes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Tax Matters."

     The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

     The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund and its ability to achieve its investment objectives.

     POLICIES AND LIMITATIONS. Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed-income securities.

     PREFERRED STOCK. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred stockholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Stockholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

     SWAP AGREEMENTS. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

     POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

     SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") or for other appropriate purposes. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Fund does not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

     POLICIES AND LIMITATIONS. For cash management purposes, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. See "Cash Management and Temporary Defensive Positions."

     Otherwise, the Fund's investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate.

     FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES
        AND INDICES, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
                     (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

     FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

     For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

     U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

     Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

     "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing its NAV, the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

     Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

     Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position the Fund held, it could have an adverse impact on its NAV.

     Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

     New options and futures contracts and other financial products may be developed from time to time. The Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objectives and the regulatory requirements applicable to investment companies.

     POLICIES AND LIMITATIONS. The Fund may purchase and sell futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund will not engage in transactions in futures and options on futures for speculation.

     The Fund may purchase and sell stock index futures contracts and options thereon. The portfolio managers may use such futures and options to increase the funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index. NRI's portfolio managers only use such futures and options for purposes of managing cash flow.

     CALL OPTIONS ON SECURITIES. The Fund may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objectives.

     When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

     The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

     If a call option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

     When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

     POLICIES AND LIMITATIONS. The Fund may write covered call options and may purchase call options on securities. The Fund may also write covered call options and may purchase call options in related closing transactions. The Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do).

     The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

     PUT OPTIONS ON SECURITIES. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates it to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

     When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

     Portfolio securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objectives. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium.

     POLICIES AND LIMITATIONS. The Fund generally writes and purchases put options on securities for hedging purposes (e.G., to reduce, at least in part, the effect of price fluctuations of securities the Fund holds on its NAV).

     GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

     Options are traded both on U.S. national securities exchanges and in the OTC market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

     The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

     Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

     The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     POLICIES AND LIMITATIONS. The Fund may use American-style options. The assets used as cover (or held in a segregated account) for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     PUT AND CALL OPTIONS ON SECURITIES INDICES. The Fund may purchase put and call options on securities indices and other financial indices to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index. In doing so, the Fund can pursue any of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments.

     NRI may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index only for purposes of managing cash flow.

     Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

     Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

     POLICIES AND LIMITATIONS. For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The

Fund also may engage in foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     The Fund enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Fund does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

     At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

     NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

     However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

     POLICIES AND LIMITATIONS. The Fund may enter into forward contracts for the purpose of hedging and not for speculation.

     OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies.

     Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

     POLICIES AND LIMITATIONS. The Fund may use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument as part of a single or combined strategy when, in the judgment of NB Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on NB Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

     COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets for cover or segregation could impede portfolio management of the Fund's ability to meet redemption requests or current obligations.

     Securities held in a segregated account cannot be sold while the futures, options or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet current obligations. The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid futures, options or forward position; this inability may result in a loss to the Fund.

     POLICIES AND LIMITATIONS. The Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

     GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund's use of Financial Instruments will be successful.

     The Fund's use of Financial Instruments may be limited by the provisions of the Code with which it must comply if it is to continue to qualify as a RIC. See "Tax Matters." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

     POLICIES AND LIMITATIONS. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund's underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

     REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. To the extent the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

     ACCOUNTING CONSIDERATIONS FOR FINANCIAL INSTRUMENTS. When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

     In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

     BORROWING AND LEVERAGE. The Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed). The use of borrowed funds involves the speculative factor known as "leverage." The Fund intends to use financial leverage for investment purposes by issuing Preferred Shares. The issuance of Preferred Shares would permit the Fund to assume leverage in an amount up to 50% of its total assets. Preferred stock, including, when issued, Preferred Shares, would have a priority on the income and assets of the Fund over the Common
Shares and would have certain other rights with respect to voting and the election of Directors. In certain circumstances, the NAV of and dividends payable on Common Shares could be adversely affected by such preferences. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The Fund will utilize leverage only when there is an expectation that it will benefit the Fund. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceeds the interest or dividends the Fund would have to pay thereon, its net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund's total return would be less than if leverage had not been used. If leverage is used, in certain circumstances, the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See "Investment Objectives, Policies and Limitations." This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date it actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

     When-issued and delayed delivery transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

     The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" or "delayed delivery" basis may increase the volatility of its NAV and may limit the flexibility to manage its investments. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

     POLICIES AND LIMITATIONS. The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

     When the Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value
(determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


     STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS. The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk) and, in any event, that it will invest in structured notes in such a way that the interest income on the notes will normally be exempt from federal income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.


     The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

     Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See "Securities of Other Investment Companies."

                       PORTFOLIO TRADING AND TURNOVER RATE

     A Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed 50%. A Fund's turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year. A Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objectives. For example, a Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in a Fund's transaction costs, which must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions attributable to those gains will be taxable at ordinary income rates for federal income tax purposes. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities.

                            MANAGEMENT OF THE FUNDS

Directors and Officers
----------------------

     The Board is broadly responsible for overseeing the management of the business and affairs of each Fund, including general supervision of the duties performed by NB Management and NB LLC. Subject to the provisions of each Fund's Articles of Incorporation, as amended (the "Articles"), its Bylaws and Maryland law, each Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of each Fund's officers. Among other things, each Board generally oversees the portfolio management of each Fund and reviews and approves the Fund's management and sub-advisory agreements and other principal agreements. It is each Fund's policy that at least three quarters of its Board of Directors shall be comprised of Fund Directors who are not "interested persons" of NB Management (including its affiliates) or the Fund ("Independent Fund Directors").

     The following tables set forth information concerning the Directors and officers of each Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management or its affiliates.

The Board of Directors
----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Number of
Name, Age, Address,(1)                                                        Portfolios in
Position with each                                                            Fund Complex          Other Directorships Held
Fund and Length of                                                            Overseen by           Outside Fund Complex by
Time Served(2)                  Principal Occupation(s)(3)                    Director(4)           Director
------------------------------------------------------------------------------------------------------------------------------------

                                                              CLASS I

------------------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors*
------------------------------------------------------------------------------------------------------------------------------------
Faith Colish (72)              Counsel, Carter Ledyard & Milburn                    59           Formerly, Director (1997
Director since 2003.           LLP (law firm) since October 2002;                                to 2003) and Advisory Director
                               formerly, Attorney-at-Law and                                     (2003 to 2006), ABA
                               President, Faith Colish, A Professional                           Retirement Funds (formerly,
                               Corporation, 1980 to 2002.                                        American Bar Retirement
                                                                                                 Association) (not-for-profit
                                                                                                 membership corporation).

------------------------------------------------------------------------------------------------------------------------------------
Michael M. Knetter             Dean, School of Business, University                 59           Trustee, Northwestern Mutual
(47) Director since 2007.      of Wisconsin - Madison; formerly,                                 Series Fund, Inc. since February
                               Professor of International Economics                              2007; Director, Wausau Paper
                               and Associate Dean, Amos Tuck                                     since 2005; Director, Great Wolf
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Number of
Name, Age, Address,(1)                                                        Portfolios in
Position with each                                                            Fund Complex          Other Directorships Held
Fund and Length of                                                            Overseen by           Outside Fund Complex by
Time Served(2)                  Principal Occupation(s)(3)                    Director(4)           Director
------------------------------------------------------------------------------------------------------------------------------------
                               School of Business - Dartmouth                                    Resorts since 2004.
                               College, 1998 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (76)         Founding General Partner, Oxford                     59           None.
Director since 2003.           Partners and Oxford Bioscience
                               Partners (venture capital investing) and
                               President, Oxford Venture Corporation
                               since 1981.
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (62)            Retired; formerly, Regional Manager                  59           None.
Director since 2003.           for Mid-Southern Region, Ford Motor
                               Credit Company, September 1997 to
                               2007; formerly, President, Ford Life
                               Insurance Company, April 1995 to
                               August 1997.
------------------------------------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (48)         Executive Vice President, Neuberger                  59           Director and Vice President,
Chief Executive                Berman Inc. (holding company) since                               Neuberger & Berman Agency,
Officer, Director and          1999; Head of Neuberger Berman                                    Inc. since 2000; formerly,
Chairman Board                 Inc.'s Mutual Funds Business (since                               Director, Neuberger Berman
since 2003.                    1999) and Institutional Business                                  Inc. (holding company),
                               (1999 to October 2005); responsible                               October 1999 to March 2003;
                               for Managed Accounts Business and                                 Trustee, Frost Valley  YMCA;
                               intermediary distribution since                                   Trustee, College of Wooster.
                               October 1999; President and Director,
                               NB Management since 1999; Managing
                               Director, NB LLC since 2005;
                               formerly, Executive Vice President,
                               NB LLC, 1999 to December 2005;
                               formerly, Principal, NB LLC, 1997 to
                               1999; formerly, Senior Vice
                               President, NB Management, 1996 to
                               1999.
------------------------------------------------------------------------------------------------------------------------------------

                                                             CLASS II

------------------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors*
------------------------------------------------------------------------------------------------------------------------------------
John Cannon (77)               Consultant; formerly, Chairman, CDC                  59           Independent Trustee or Director
Director since 2003.           Investment Advisers (registered                                   of three series of Oppenheimer
                               investment adviser), 1993 to January                              Funds: Oppenheimer Limited Term New
                               1999; formerly, President and Chief                               York Municipal Fund,
                               Executive Officer, AMA Investment                                 Rochester Fund Municipals,
                               Advisors, an affiliate of the American                            and Oppenheimer Convertible
                               Medical Association.                                              Securities Fund since 1992.

------------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (70)            President, C.A. Harvey Associates                    59           Formerly, President, Board of
Director since 2003.           since October 2001; formerly, Director,                           Associates to The National
                               AARP, 1978 to December 2001.                                      Rehabilitation Hospital's Board
                                                                                                 of Directors, 2001 to 2002;
                                                                                                 formerly, Member, Individual
                                                                                                 Investors Advisory Committee
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Number of
Name, Age, Address,(1)                                                        Portfolios in
Position with each                                                            Fund Complex          Other Directorships Held
Fund and Length of                                                            Overseen by           Outside Fund Complex by
Time Served(2)                  Principal Occupation(s)(3)                    Director(4)           Director
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 to the New York Stock
                                                                                                 Exchange Board of Directors,
                                                                                                 1998 to June 2002.
------------------------------------------------------------------------------------------------------------------------------------
George W. Morriss (60)         Formerly, Executive Vice President                   59           Manager, Old Mutual
Director since 2007            and Chief Financial Officer, People's                             2100 fund complex (consisting of
                               Bank (a financial services company),                              six funds) since October 2006 for
                               1991 to 2001.                                                     four funds and since February 2007
                                                                                                 for two funds.
------------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (57)               General Partner, Seip Investments LP                 59           Director, H&R Block, Inc.
Director since 2003;           (a private investment partnership);                               (financial services company)
Lead Independent               formerly, President and CEO, Westaff,                             since May 2001; Chairman,
Director since 2006.           Inc. (temporary staffing), May 2001 to                            Compensation Committee,
                               January 2002; formerly, Senior                                    H&R Block, Inc. since 2006;
                               Executive at the Charles Schwab                                   Director, America One
                               Corporation, 1983 to 1998, including                              Foundation since 1998;
                               Chief Executive Officer, Charles                                  formerly, Chairman,
                               Schwab Investment Management, Inc.                                Governance and Nominating
                               and Trustee, Schwab Family of Funds                               Committee, H&R Block, Inc.,
                               and Schwab Investments, 1997 to                                   2004 to 2006; formerly, Director,
                               1998, and Executive Vice President-                               Forward Management, Inc.
                               Retail Brokerage, Charles Schwab &                                (asset management company),
                               Co., Inc., 1994 to 1997.                                          1999 to 2006; formerly
                                                                                                 Director, E-Bay Zoological
                                                                                                 Society, 1999 to 2003;
                                                                                                 formerly, Director, General
                                                                                                 Magic (voice recognition
                                                                                                 software), 2001 to 2002;
                                                                                                 formerly, Director, E-Finance
                                                                                                 Corporation (credit decisioning
                                                                                                 services), 1999 to 2003;
                                                                                                 formerly, Director, Save-
                                                                                                 Daily.com (micro investing
                                                                                                 services), 1999 to 2003.

------------------------------------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
------------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (67)           Executive Vice President and Chief                   59           Director, Dale Carnegie and
President and Director         Investment Officer, Neuberger                                     Associates, Inc. (private
since December 2003.           Berman Inc. (holding company) since                               company) since 1998; Director,
                               2002 and 2003, respectively;                                      Solbright, Inc. (private company)
                               Managing Director and Chief                                       since 1998.
                               Investment Officer, NB LLC, since
                               December 2005 and 2003,
                               respectively; formerly, Executive
                               Vice President, NB LLC, December
                               2002 to 2005; Director and Chairman,
                               NB Management since December
                               2002; formerly, Executive Vice
                               President, Citigroup Investments,
                               Inc., September 1995 to February
                               2002; formerly, Executive Vice
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Number of
Name, Age, Address,(1)                                                        Portfolios in
Position with each                                                            Fund Complex          Other Directorships Held
Fund and Length of                                                            Overseen by           Outside Fund Complex by
Time Served(2)                  Principal Occupation(s)(3)                    Director(4)           Director
------------------------------------------------------------------------------------------------------------------------------------
                               President, Citigroup Inc.,
                               September 1995 to February 2002.
------------------------------------------------------------------------------------------------------------------------------------

                                                              CLASS III

------------------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors*
------------------------------------------------------------------------------------------------------------------------------------
Martha C. Goss (58)            President, Woodhill Enterprises                      59           Director, Ocwen Financial
Director since 2007.           Inc./Chase Hollow Associates LLC                                  Corporation (mortgage
                               (personal investment vehicle), since                              servicing), since 2005; Director,
                               2006; Chief Operating and Financial                               American Water (water utility),
                               Officer, Hopewell Holdings LLC/                                   since 2003; Director, Channel
                               Amwell Holdings, LLC (a holding                                   Reinsurance (financial guaranty
                               company for a healthcare reinsurance                              reinsurance), since 2006;
                               company start-up), since 2003;                                    Advisory Board Member,
                               formerly, Consultant, Resources                                   Attensity (software developer),
                               Connection (temporary staffing), 2002                             since 2005; Director, Allianz
                               to 2006.                                                          Life of New York (insurance),
                                                                                                 since 2005; Director, Financial
                                                                                                 Women's Association of New
                                                                                                 York (not for profit
                                                                                                 association), since 2003;
                                                                                                 Trustee Emerita, Brown
                                                                                                 University, since 1998.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (80)          Marcus Nadler Professor Emeritus of                  59           Formerly, Director, The Caring
Director since 2003.           Finance and Economics, New York                                   Community (not-for-profit),
                               University Stern School of Business;                              1997 to 2006; formerly,
                               formerly, Executive Secretary-                                    Director, DEL Laboratories,
                               Treasurer, American Finance                                       Inc. (cosmetics and
                               Association, 1961 to 1979.                                        pharmaceuticals), 1978 to 2004;
                                                                                                 formerly, Director, Apple Bank
                                                                                                 for Savings, 1979 to 1990;
                                                                                                 formerly, Director, Western
                                                                                                 Pacific Industries, Inc., 1972 to
                                                                                                 1986 (public company).

------------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (70)          Retired; formerly, Vice President and                59           Director, Webfinancial
Director since 2003.           General Counsel, WHX Corporation (holding                         Corporation (holding
                               company), 1993 to 2001.                                           company) since December
                                                                                                 2002; formerly, Director
                                                                                                 WHX Corporation (holding
                                                                                                 company), January 2002 to
                                                                                                 June 2005; formerly, Director,
                                                                                                 State Theatre of New Jersey
                                                                                                 (not-for-profit theater), 2000
                                                                                                 to 2005.

------------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (78)        Formerly, Member, Investment Policy                  59           Director, Legg Mason, Inc.
Director since 2003            Committee, Edward Jones, 1993                                     (financial services holding
                               to 2001; President, Securities Industry                           company) since 1993; formerly,
                               Association ("SIA") (securities                                   Director, Boston Financial
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
Name, Age, Address,(1)                                                           Portfolios in
Position with each                                                               Fund Complex          Other Directorships Held
Fund and Length of                                                               Overseen by           Outside Fund Complex by
Time Served(2)                  Principal Occupation(s)(3)                       Director(4)           Director
------------------------------------------------------------------------------------------------------------------------------------
                               industry's representative in government                           Group (real estate and tax
                               relations and regulatory matters at the                           shelters), 1993 to 1999.
                               federal and state levels),  1974 to 1992;
                               Adviser to SIA, November 1992 to November
                               1993.

------------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (74)          Retired; formerly, Senior Vice President,            59           Formerly, Director, Pro-Kids Golf
Director since 2003.           Foodmaker, Inc. (operator and franchiser                          and Learning Academy (teach golf
                               of restaurants) until January 1997.                               and computer usage to "at risk"
                                                                                                 children), 1998 to 2006;
                                                                                                 formerly, Director, Prandium,
                                                                                                 Inc. (restaurants), March 2001
                                                                                                 to  July 2002.

------------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (59)       Private investor and consultant                      59           Director, Montpelier Re
Director since 2003.           specializing in the insurance industry;                           (reinsurance company) since 2006;
                               formerly, Advisory Director, Securitas                            Director, National Atlantic
                               Capital LLC (a global private equity                              Holdings Corporation (property
                               investment firm dedicated to making                               and casualty insurance company)
                               investments in the insurance sector),                             since 2004; Director, The
                               1998 to December 2003.                                            Proformance Insurance Company
                                                                                                 (property and casualty insurance
                                                                                                 company) since March 2004;
                                                                                                 formerly, Director, Providence
                                                                                                 Washington Insurance Company
                                                                                                 (property and casualty insurance
                                                                                                 company), December 1998 to March
                                                                                                 2006; formerly, Director, Summit
                                                                                                 Global Partners (insurance
                                                                                                 brokerage firm), 2000 to 2005.

------------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Each Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I,
Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of stockholders held in 2009, 2010, and 2008, respectively, and at each third annual meeting of stockholders thereafter.

(3) Except as otherwise indicated, each person has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Funds by virtue of the fact that they are officers and/or directors of NB Management and Managing Directors of NB
LLC.

Information About the Officers of the Funds (other than those listed above)
---------------------------------------------------------------------------

Name, Age, and Address (1)               Position and Length of Time Served (2)      Principal Occupation(s) (3)
--------------------------               --------------------------------------      ---------------------------
Andrew B. Allard (46)                       Anti-Money Laundering Compliance         Senior Vice President, NB LLC since 2006;
                                                   Officer since 2003                Deputy General Counsel, NB LLC since
                                                                                     2004; formerly, Vice President, NB LLC,
                                                                                     2000 to 2005; formerly, Associate General
                                                                                     Counsel, NB LLC, 1999 to 2004; Anti-
                                                                                     Money Laundering Compliance Officer,
                                                                                     sixteen registered investment companies
                                                                                     for which NB Management acts as
                                                                                     investment manager and administrator
                                                                                     (six since 2002, three since 2003, four
                                                                                     since 2004, one since 2005 and two since
                                                                                     2006).

Michael J. Bradler (37)                      Assistant Treasurer since 2005          Vice President, NB LLC since 2006;
                                                                                     Employee, NB Management since 1997;
                                                                                     Assistant Treasurer, sixteen registered
                                                                                     investment companies for which NB
                                                                                     Management acts as investment manager and
                                                                                     administrator (fourteen since 2005 and two
                                                                                     since 2006).

Claudia A. Brandon (51)                           Secretary since 2003               Senior Vice President, NB LLC since 2007;
                                                                                     Vice President-Mutual Fund Board Relations,
                                                                                     NB Management since 2000 and Assistant
                                                                                     Secretary since 2004; formerly, Vice
                                                                                     President, NB LLC, 2002 to 2006 and
                                                                                     Employee since 1999; Secretary, sixteen
                                                                                     registered investment companies for which
                                                                                     NB Management acts as investment manager
                                                                                     and administrator (three since 1985, three
                                                                                     since 2002, three since 2003, four since 2004,
                                                                                     one since 2005 and two since 2006).

Robert Conti (51)                              Vice President since 2003             Managing Director, NB LLC since 2007;
                                                                                     formerly, Senior Vice President, NB LLC,
                                                                                     2003 to 2006; formerly, Vice President, NB
                                                                                     LLC, 1999 to 2003; Senior Vice President, NB
                                                                                     Management since 2000; Vice President,
                                                                                     sixteen registered investment companies for
                                                                                     which NB Management acts as investment
                                                                                     manager and administrator (three since 2000,
                                                                                     three since 2002, three since 2003, four since
                                                                                     2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)                          Vice President since 2003             Managing Director, NB LLC since 1999; Senior
                                                                                     Vice President, NB Management since 2000;
                                                                                     Vice President, sixteen registered
                                                                                     investment companies for which NB Management
                                                                                     acts as investment manager and administrator
                                                                                     (three since 2000, three since 2002, three
                                                                                     since 2003, four since 2004, one since 2005
                                                                                     and two since 2006).

Maxine L. Gerson (56)                    Chief Legal Officer since 2005 (only        Senior Vice President, NB LLC since 2002;
                                        for purposes of sections 307 and 406 of      Deputy General Counsel and Assistant

Name, Age, and Address (1)               Position and Length of Time Served (2)      Principal Occupation(s) (3)
--------------------------               --------------------------------------      ---------------------------
                                            the Sarbanes-Oxley Act of 2002)          Secretary, NB LLC since 2001; Senior Vice
                                                                                     President, NB Management since 2006; Secretary
                                                                                     and General Counsel, NB Management since 2004;
                                                                                     Chief Legal Officer (only for purposes of
                                                                                     sections 307 and 406 of the Sarbanes-Oxley Act
                                                                                     of 2002), sixteen registered investment
                                                                                     companies for which NB Management acts as
                                                                                     investment manager and administrator (fourteen
                                                                                     since 2005 and two since 2006).

Sheila R. James (41)                         Assistant Secretary since 2003          Assistant Vice President, NB LLC since 2007
                                                                                     and Employee since 1999; Assistant Secretary,
                                                                                     sixteen registered investment companies for
                                                                                     which NB Management acts as investment
                                                                                     manager and administrator (six since 2002,
                                                                                     three since 2003, four since 2004, one since
                                                                                     2005 and two since 2006).

Kevin Lyons (51)                             Assistant Secretary since 2003          Employee, NB LLC since 1999; Assistant
                                                                                     Secretary, sixteen registered investment
                                                                                     companies for which NB Management acts as
                                                                                     investment manager and administrator (nine
                                                                                     since 2003, four since 2004, one since 2005
                                                                                     and two since 2006).

John M. McGovern (37)                    Treasurer and Principal Financial and       Senior Vice President, NB LLC since 2007;
                                          Accounting Officer since 2005; prior       formerly, Vice President, NB LLC, 2004 to
                                         thereto, Assistant Treasurer since 2003     2006; Employee, NB Management since 1993;
                                                                                     Treasurer and Principal Financial and
                                                                                     Accounting Officer, sixteen registered
                                                                                     investment companies for which NB Management
                                                                                     acts as investment manager and administrator
                                                                                     (fourteen since 2005 and two since 2006);
                                                                                     formerly, Assistant Treasurer, fourteen
                                                                                     registered investment companies for which NB
                                                                                     Management acts as investment manager and
                                                                                     administrator, 2002 to 2005.

Frank Rosato (36)                            Assistant Treasurer since 2005          Vice President, NB LLC since 2006; Employee,
                                                                                     NB Management since 1995; Assistant
                                                                                     Treasurer, sixteen registered investment
                                                                                     companies for which NB Management acts as
                                                                                     investment manager and administrator (fourteen
                                                                                     since 2005 and two since 2006).

Frederic B. Soule (61)                         Vice President since 2003             Senior Vice President, NB LLC since 2003;
                                                                                     formerly, Vice President, NB LLC, 1999 to
                                                                                     2002; Vice President, sixteen registered
                                                                                     investment companies for which NB Management
                                                                                     acts as investment manager and administrator
                                                                                     (three since 2000, three since 2002, three
                                                                                     since 2003, four since 2004, one since 2005
                                                                                     and two since 2006).

Chamaine Williams (36)                    Chief Compliance Officer since 2005        Senior Vice President, NB LLC since 2007;
                                                                                     Chief Compliance Officer, NB Management since
                                                                                     2006; Senior Vice President, Lehman Brothers
                                                                                     Inc. since 2007; formerly, Vice President,

Name, Age, and Address (1)               Position and Length of Time Served (2)      Principal Occupation(s) (3)
--------------------------               --------------------------------------      ---------------------------
                                                                                     Lehman Brothers Inc., 2003 to 2006; Chief
                                                                                     Compliance Officer, sixteen registered
                                                                                     investment companies for which NB Management
                                                                                     acts as investment manager and administrator
                                                                                     (fifteen since 2005 and one since 2006);
                                                                                     Chief Compliance Officer, Lehman Brothers
                                                                                     Asset Management Inc. since 2003; Chief
                                                                                     Compliance Officer, Lehman Brothers
                                                                                     Alternative Investment Management LLC since
                                                                                     2003; formerly, Vice President, UBS Global
                                                                                     Asset Management (US) Inc. (formerly,
                                                                                     Mitchell Hutchins Asset Management, a
                                                                                     wholly-owned subsidiary of PaineWebber Inc.),
                                                                                     1997 to 2003.

 --------------------

    (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

    (2) Pursuant to the Bylaws of each Fund, each officer elected by the Directors shall hold office until the next annual meeting of the Board and until his or her successor shall have been elected and qualified. Officers serve at the pleasure of the Directors and may be removed from office by the vote of a majority of the Directors given at a regular meeting or any special meeting called for such purpose, if the Board has determined the best interests of the Fund will be served by removal of that officer.

    (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Committees
----------

        The Boards have established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Boards are described below.

     AUDIT COMMITTEE. The purposes of each Fund's Audit Committee are (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm; (e) to act as a liaison between the Fund's independent registered public accounting firm and the full Board; and (f) to prepare an audit committee report as required by Item 407 of Regulation S-K to be included in proxy statements relating to the election of directors/trustees. The independent registered public accounting firm for each Fund shall report directly to the Audit Committee. Each Fund has adopted a written charter for its Audit Committee. The charter of the Audit Committee is available on NB Management's website at www.nb.com. The Audit Committee of each Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of each Fund's independent registered public accounting firm to the Chairman of the Audit Committee, and, if the Committee Chair is not available, to any other member of the Audit Committee.


     The Audit Committee of each Fund, established in accordance with Section 3(a)(58)(A) of the 1934 Act, is composed entirely of Independent Fund Directors who are also considered independent under the listing standards applicable to the Fund. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip and Peter P. Trapp. Members of the Audit Committee receive additional compensation for serving on this committee. During the fiscal year ended October 31, 2007, the Committee met six times.

     CLOSED-END FUNDS COMMITTEE. Each Fund's Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to the Neuberger Berman closed-end funds. Its members are George W. Morriss, Edward I. O'Brien, Jack L. Rivkin, William E. Rulon, and Tom D. Seip. All members other than Mr. Rivkin are Independent Fund Directors. During the fiscal year ended October 31, 2007, the Committee met three times.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee of each Fund is responsible for overseeing and guiding the process by which the Independent Fund Directors annually consider whether to continue the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Martha C. Goss, Robert
A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Directors. During the fiscal year ended October 31, 2007, the Committee met four times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee of each Fund oversees: (a) the Fund's program for compliance with Rule 38a-1 under the 1940 Act and the Fund's implementation and enforcement of its compliance policies and procedures; (b) compliance with the Fund's Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Directors), and (c) the activities of the Fund's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, sub-adviser, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter, and Edward
I. O'Brien. All members are Independent Fund Directors. The Board receives at least annually a report on the compliance programs of each Fund and Service Providers and the required annual reports on the administration of the Codes of Ethics and the required annual certifications from the Fund, NB LLC and NB Management. During the fiscal year ended October 31, 2007, the Committee met four times.

     EXECUTIVE COMMITTEE. The Executive Committee of each Fund is responsible for acting in an emergency when a quorum of the Board of Directors is not available; the Committee has all the powers of the Board of Directors when the Board is not in session to the extent permitted by Maryland law. Its members are John Cannon, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Directors. During the fiscal year ended October 31, 2007, the Committee met one time.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee of each Fund is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Directors and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Fund Directors and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf and Tom D. Seip. All members are Independent Fund Directors. The Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia
A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. During the fiscal year ended October 31, 2007, the Committee met three times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee of each Fund is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Directors. During the fiscal year ended October 31, 2007, the Committee met two times.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee of each Fund (a) monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent.

     The members of the Committee are Faith Colish, George W. Morriss, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Directors. During the fiscal year ended October 31, 2007, the Committee met three times.


     The Fund's Articles provide that each Fund will indemnify its Directors and officers against liabilities and expenses to the extent permitted by Maryland law and the 1940 Act. This means that each Fund will indemnify its officers and Directors against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Directors based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Compensation
------------

     The following table sets forth information concerning the compensation of each Fund's Directors. Each Fund does not have any pension or retirement plan for its Directors. For the fiscal year ended October 31, 2007, the Directors received the amounts set forth in the following table from each Fund and the Directors received the compensation set forth in the following table for serving as Trustees or Directors of investment companies in the "Neuberger Berman Fund Complex." Each officer and Director who is a director, officer or employee of NB Management, NB LLC or any entity controlling, controlled by or under common control with NB Management or NB LLC serves as a Director and/or officer without any compensation from the Fund.


                                              TABLE OF COMPENSATION

                                                                                Total Compensation from
                                                                              Investment Companies in the
                                          Aggregate          Aggregate              Neuberger Berman
                                         Compensation       Compensation       Fund Complex Paid to Fund
Name and Position with the Funds           from NRI           from NRO                 Directors
--------------------------------           --------           --------                 ---------

INDEPENDENT FUND DIRECTORS
John Cannon                                 $1,889             $1,889                   $104,107
Director

Faith Colish                                $1,853             $1,853                   $102,179
Director

Martha C. Goss                              $774*              $774*                    $44,670*
Director

C. Anne Harvey                              $1,720             $1,720                   $94,945
Director

Robert A. Kavesh                            $1,853             $1,853                   $102,179
Director

                                                                                Total Compensation from
                                                                              Investment Companies in the
                                          Aggregate          Aggregate              Neuberger Berman
                                         Compensation       Compensation       Fund Complex Paid to Fund
Name and Position with the Funds           from NRI           from NRO                 Directors
--------------------------------           --------           --------                 ---------
Michael M. Knetter                         $1,128*            $1,128*                   $63,961*
Director

Howard A. Mileaf                           $1,958             $1,958                   $108,054
Director

George W. Morriss                          $1,197*            $1,197*                   $67,909*
Director

Edward I. O'Brien                          $1,853             $1,853                   $102,179
Director

William E. Rulon                           $1,853             $1,853                   $102,179
Director

Cornelius T. Ryan                          $2,047             $2,047                   $112,919
Director

Tom D. Seip                                $2,312             $2,312                   $127,514
Director

Candace L. Straight                        $1,853             $1,853                   $102,179
Director

Peter P. Trapp                             $1,958             $1,958                   $108,054
Director

FUND DIRECTORS WHO ARE
"INTERESTED PERSONS"

Jack L. Rivkin                                $0                 $0                        $0
President and Director

Peter E. Sundman                              $0                 $0                        $0
Chairman of the Board, Chief
Executive Officer and Director

* Dr.  Knetter and Mr.  Morriss  became Fund  Directors on February 28, 2007.  Ms. Goss became
Fund Director on June 1, 2007.


Ownership of Securities
-----------------------


        Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2006.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                                SECURITIES IN ALL REGISTERED
                                                                                              INVESTMENT COMPANIES OVERSEEN BY
                                           DOLLAR RANGE OF EQUITY    DOLLAR RANGE OF EQUITY   DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR                          SECURITIES OWNED IN NRI   SECURITIES OWNED IN NRO              COMPANIES*
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
John Cannon                                         None                      None                      Over $100,000
--------------------------------------------------------------------------------------------------------------------------------
Faith Colish                                    $1-$10,000**              $1-$10,000**                  Over $100,000
--------------------------------------------------------------------------------------------------------------------------------
Martha C. Goss                                      None               $10,001-$50,000***              $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey                                      None                      None                    $50,001-$100,000
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh                                    None                      None                     $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------------
Michael M. Knetter                                  None                      None                          None
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                                SECURITIES IN ALL REGISTERED
                                                                                              INVESTMENT COMPANIES OVERSEEN BY
                                           DOLLAR RANGE OF EQUITY    DOLLAR RANGE OF EQUITY   DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR                          SECURITIES OWNED IN NRI   SECURITIES OWNED IN NRO              COMPANIES*
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf                                    None                      None                      Over $100,000
--------------------------------------------------------------------------------------------------------------------------------
George W. Morriss                                   None                      None                      Over $100,000
--------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien                                   None                      None                      Over $100,000
--------------------------------------------------------------------------------------------------------------------------------
William E. Rulon                                    None                      None                      Over $100,000
--------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan                                   None                      None                    $50,001-$100,000
--------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip                                         None                      None                      Over $100,000
--------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight                                 None                      None                      Over $100,000
--------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp                                      None                      None                      Over $100,000
--------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin                                      None                      None                          None
--------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman                                    None                      None                      Over $100,000
--------------------------------------------------------------------------------------------------------------------------------
*Valuation as of October 1, 2007.
**Ms. Colish owns 100 shares of common stock of each Fund, constituting less than 1% of the Fund's outstanding shares of common stock.
***Ms. Goss owns 2 shares of preferred stock of NRO.

Independent Fund Directors Ownership of Securities
--------------------------------------------------


     As of December 3, 2007, no Independent Fund Director (or his/her immediate family members) owned securities of NB Management or NB LLC or securities of any entity controlling, controlled by or under common control with NB Management or NB LLC (not including registered investment companies).


Codes of Ethics
---------------

     The Funds, NB Management and NB LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds' managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

     NB Management serves as the investment manager to each Fund pursuant to management agreements with NRI and NRO, dated as of November 3, 2003 and October 31, 2003, respectively ("Management Agreement"). NB Management also provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds.

     The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for a Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of a Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to a Fund, although NB Management has no current plans to pay a material amount of such compensation.

     The Management Agreement provides that NB Management shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against NB Management, in connection with its obligations under the Management Agreement or Administration Agreement (described below), ends with a determination that NB Management acted without culpability, a Fund will reimburse NB Management for reasonable attorney's fees and other expenses. In the event a matter ends without a court ruling on NB Management's culpability, the issue will be determined by a committee of disinterested Directors who were not party to the suit or by an opinion of independent legal counsel. A Fund may advance expenses to NB Management if (1) a committee of non-party disinterested Directors or independent legal counsel determine that NB Management is likely to prevail, and
(2) the Fund is adequately assured of repayment in the event of an adverse result.

     NB Management provides to a Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of NB Management. Two Directors of NB Management (who are also officers of NB LLC), who also serve as officers of NB Management, currently serve as Directors and/or officers of the Fund. See "Directors and Officers."

     Pursuant to the Management Agreement, each Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of 0.60% of the Fund's average daily total assets (including the assets attributable to the proceeds from any financial leverage) minus liabilities (other than liabilities related to any financial leverage) (the "Managed Assets"). The liquidation preference of Preferred Shares is not considered a liability or permanent equity.

     NB Management provides facilities, services, and personnel to the Funds pursuant to an administration agreement with NRI and NRO, dated as of November 3, 2003 and October 31, 2003, respectively ("Administration Agreement"). Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by a Fund's stockholder servicing agent. NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management solicits and gathers stockholder proxies, performs services connected with a Fund's exchange listing, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

     For administrative services, each Fund pays NB Management at the annual rate of 0.25% of average daily Managed Assets. With a Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the administration agreement. In addition, a Fund may compensate such third parties for accounting and other services.

     All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     During the fiscal years ended October 31, 2007, 2006 and 2005, each Fund accrued management and administration fees as follows:

                       MANAGEMENT AND ADMINISTRATION FEES
                            ACCRUED FOR FISCAL YEARS
                                ENDED OCTOBER 31,
                    2007                  2006                   2005
                    ----                  ----                   ----
NRI              $7,906,755            $7,477,516             $6,864,253
NRO              $7,573,256            $7,274,002             $6,797,630


        NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from each Fund in the amounts, and for the time periods, set forth below:

                                    NRI                           NRO
                                    ---                           ---
                      PERCENTAGE WAIVED OF THE FUND'S    PERCENTAGE WAIVED OF THE FUND'S
                       AVERAGE DAILY MANAGED ASSETS      AVERAGE DAILY MANAGED ASSETS
FISCAL PERIOD
ENDING OCTOBER 31,
2008                              0.20%                           0.25%
2009                              0.15%                           0.19%
2010                              0.10%                           0.13%
2011                              0.05%                           0.07%

     NB Management has not agreed to waive any portion of its fees beyond October 31, 2011.

     NB Management waived the following amount of management fees to each Fund's contractual arrangement:


                            MANAGEMENT FEES WAIVED FOR FISCAL YEARS
                                       ENDED OCTOBER 31,
                        2007                  2006                 2005
                        ----                  ----                 ----
NRI                  $2,325,516            $2,199,269           $2,018,898
NRO                  $2,227,428            $2,139,412           $1,999,303


     The Management Agreement continues until October 31, 2008 and is renewable from year to year thereafter with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Directors who are Independent Fund Directors, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund. The Administration Agreement continues for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, and
(2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

     The Management Agreement is terminable, without penalty, on 60 days' written notice either by a Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days' written notice either by NB Management or by a Fund. Each Agreement terminates automatically if it is assigned.

     Except as otherwise described in the Proxy Statement/Prospectus, a Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not "interested persons" of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining NAV of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. A Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board. A Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

Sub-Adviser
-----------

     NB Management has retained NB LLC, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to NRI and NRO pursuant to a sub-advisory agreement dated as of November 3, 2003 and October 31, 2003, respectively ("Sub-Advisory Agreement").

     The Sub-Advisory Agreement provides in substance that NB LLC will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that NB LLC, from time to time, provides to its officers and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of NB LLC. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by NB LLC based on the direct and indirect costs to NB LLC in connection with those services. NB LLC also serves as sub-adviser for all of the other investment companies managed by NB Management.

     The Sub-Advisory Agreement continues until October 31, 2008 and is renewable from year to year thereafter, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to a Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, by NB
Management, or by NB LLC on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to a Fund if it is assigned or if the Management Agreement terminates with respect to the Fund. NB LLC and NB Management employ experienced professionals that work in a competitive environment.

     The Sub-Advisory Agreement provides that NB LLC shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Management and Control of NB Management and NB LLC
--------------------------------------------------

     NB LLC and NB Management are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. The directors, officers and/or employees of NB Management, NB LLC and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and NB LLC are: Kevin Handwerker, Joe Amato, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust.

     Lehman Brothers Holding Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc. maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.

Portfolio Manager Information
-----------------------------

     Accounts Managed
     ----------------

     Steven R. Brown serves as Portfolio  Manager of each Fund.  The table below
describes   the  accounts  for  which  Mr.  Brown  has   day-to-day   management
responsibility as of October 31, 2007.

                                                                  NUMBER OF ACCOUNTS   ASSETS MANAGED FOR WHICH
                                    NUMBER OF     TOTAL ASSETS     MANAGED FOR WHICH       ADVISORY FEE IS
                                     ACCOUNTS       MANAGED         ADVISORY FEE IS       PERFORMANCE-BASED
    TYPE OF ACCOUNT                  MANAGED      ($ MILLIONS)     PERFORMANCE-BASED         ($ MILLIONS)

STEVEN R. BROWN

Registered Investment Companies*        4            2,133                 -                      -
Other Pooled Investment Vehicles        -              -                   -                      -
Other Accounts**                       10            1,603                 -                      -

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include:  Institutional Separate Accounts,  Sub-Advised, and Managed Accounts (WRAP).

     Conflicts of Interest
     ---------------------

     Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. NB Management, NB LLC and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     Compensation
     ------------

     A portion of the compensation paid to each Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman Inc. prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

     NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

     Ownership of Securities
     -----------------------

     Set forth below is the dollar range of equity securities beneficially owned by the Portfolio Manager, as of October 31, 2007, in each Fund.


-----------------------------------------------------------------------------------------------------
                                                                        DOLLAR RANGE OF EQUITY
PORTFOLIO MANAGER                     FUND(S) MANAGED                   SECURITIES OWNED IN THE FUND
-----------------------------------------------------------------------------------------------------
Steven R. Brown           Neuberger Berman Realty Income Fund Inc.                  A
-----------------------------------------------------------------------------------------------------
Steven R. Brown           Neuberger Berman Real Estate Securities
                          Income Fund Inc.                                          A
-----------------------------------------------------------------------------------------------------


     A = None                          E = $100,001-$500,000
     B = $1-$10,000                    F = $500,001-$1,000,000
     C = $10,001 - $50,000             G = Over $1,000,001
     D =$50,001-$100,000

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions
-----------------------------------------------

     Investment decisions for each Fund and for the other investment advisory clients of NB Management are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including each Fund). Some securities considered for investments by each Fund may also be appropriate for other clients served by NB Management. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Funds and one or more of these clients served by NB Management is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by NB Management. NB Management may aggregate orders for each Fund with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Directors that the desirability of the Funds' having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

     Each Fund is subject to certain limitations imposed on all advisory clients of NB LLC (including each Fund, other Neuberger Berman funds, and other managed accounts) and personnel of NB LLC and the Neuberger Berman affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB LLC that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

     Each Fund is included in an order from the SEC that permits the Fund to pay NB LLC, and NB LLC to receive, compensation for services as a securities lending intermediary, subject to certain conditions. These services are provided by a separate operating unit of NB LLC under the supervision of NB Management who is not involved in the securities lending intermediary's lending agency operations. NB LLC will receive as compensation a reasonable fee based on revenues earned by each Fund through the securities lending program. The order also permits NB LLC and other affiliated broker-dealers of the Funds to borrow portfolio securities from the Funds, subject to certain conditions.

     Each Fund may, from time to time, loan portfolio securities to NB LLC, Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Funds to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Funds will be made on terms at least as favorable to the Funds as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Funds as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Directors. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Fund and reported to the Board of Directors.

Proxy Voting
------------

     The Board of each Fund has delegated to NB Management the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, NB Management is required by the Board of each Fund to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board of each Fund permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

     NB Management has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

     NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NB Management's voting guidelines.

     NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

     In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

     If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-877-461-1899 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

Brokerage and Research Services
-------------------------------

     NB LLC and Lehman Brothers act as principal brokers for each Fund, subject to periodic evaluation by the Portfolio Transactions and Pricing Committee of the quality and cost of execution.

     In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Fund plans to continue to use NB LLC and/or Lehman Brothers as its broker where, in the judgment of NB Management, those firms are able to obtain a price and execution at least as favorable as other qualified brokers. To a Fund's knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

     The use of NB LLC and Lehman Brothers as brokers for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Each Fund and NB Management have expressly authorized NB LLC and Lehman Brothers to retain such compensation, and NB LLC and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

     Under the 1940 Act, commissions paid by a Fund to NB LLC and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions paid to NB LLC and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of NB LLC and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which NB LLC or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of NB LLC and Lehman Brothers considered by a majority of the Independent Directors not to be comparable to the Fund, and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. Each Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by NB LLC and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits NB LLC and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

     A committee of Independent Directors from time to time reviews, among other things, information relating to the commissions charged by NB LLC and Lehman Brothers to each Fund and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which NB LLC and Lehman Brothers effect brokerage transactions for each Fund must be reviewed and approved no less often than annually by a majority of the Independent Directors.

     To ensure that accounts of all investment clients, including the Funds, are treated fairly in the event that NB LLC or Lehman Brothers receives transaction instructions regarding a security for more than one investment account at or about the same time, NB LLC and Lehman Brothers may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

     Under policies adopted by the Board of each Fund, NB LLC and Lehman Brothers may enter into agency cross-trades on behalf of each Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, NB LLC or Lehman Brothers may receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which NB LLC or Lehman Brothers exercises investment discretion. A member of the Board of Directors who is not affiliated with NB LLC or Lehman Brothers reviews confirmation of each agency cross-trade in which a Fund participates.

     Each Fund expects that it will execute a portion of its transactions through brokers other than NB LLC and Lehman Brothers. In selecting those brokers, NB Management will consider the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

     In certain instances NB LLC specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced NB LLC's normal internal research activities, NB LLC's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, NB LLC is relieved of expenses it may otherwise incur. Research obtained in this manner may be used in servicing any or all clients of NB LLC and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein, a practice specifically permitted by the federal securities laws. With regard to allocation of brokerage to acquire research services, NB LLC always considers its best execution obligation.

     A committee comprised of officers of NB Management and employees of NB LLC who are portfolio managers of several Neuberger Berman registered investment companies, or series thereof, (collectively, "NB Funds") and some of NB LLC's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by NB LLC. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

     The commissions paid to a broker other than NB LLC and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB
Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing other NB Funds and, in some cases, by NB LLC in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting fund transactions on behalf of the other NB Funds and by NB LLC from brokers effecting fund transactions on behalf of the Managed Accounts may be used for each Fund's benefit.


     During the fiscal year ended October 31, 2005, NRI paid brokerage commissions of $72,200, of which $0 was paid to NB LLC and $10,984 was paid to Lehman Brothers.

     During the fiscal year ended October 31, 2006, NRI paid brokerage commissions of $255,489 of which $0 was paid to NB LLC and $40,177 was paid to Lehman Brothers.

     During the fiscal year ended October 31, 2007, NRI paid brokerage commissions of $531,958 of which $0 was paid to NB LLC and $89,197 was paid to Lehman Brothers. During the fiscal year ended October 31, 2007, transactions in which NRI used NB LLC as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by NRI. During the fiscal year ended October 31, 2007, transactions in which NRI used Lehman Brothers as broker comprised 12.49% of the aggregate dollar amount of transactions involving the payment of commissions, and 16.77% of the aggregate brokerage commissions paid by NRI. 100% of the $442,761 paid to other brokers by NRI during the fiscal year ended October 31, 2007 (representing commissions on transactions involving approximately $260,913,324) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2007, NRI did not acquire securities or hold any securities of its regular brokers or dealers.

     During the fiscal year ended October 31, 2005, NRO paid brokerage commissions of $171,739, of which $0 was paid to NB LLC and $38,297 was paid to Lehman Brothers.

     During the fiscal year ended October 31, 2006, NRO paid brokerage commissions of $366,314 of which $14 was paid to NB LLC and $58,709 was paid to Lehman Brothers.

     During the fiscal year ended October 31, 2007, NRO paid brokerage commissions of $567,903 of which $0 was paid to NB LLC and $97,730 was paid to Lehman Brothers. During the fiscal year ended October 31, 2007, transactions in which NRO used NB LLC as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by NRO. During the fiscal year ended October 31, 2007, transactions in which NRO used Lehman Brothers as broker comprised 16.87% of the aggregate dollar amount of transactions involving the payment of commissions, and 17.21% of the aggregate brokerage commissions paid by NRO. 100% of the $470,173 paid to other brokers by NRO during the fiscal year ended October 31, 2007 (representing commissions on transactions involving approximately $247,100,876) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2007, NRO did not acquire securities or hold any securities of its regular brokers or dealers.

     Steven R. Brown, who is a Vice President of NB Management and a Managing Director of NB LLC, is the person primarily responsible for making decisions as to specific action to be taken with respect to the investments of the Funds. Mr. Brown joined Neuberger Berman in January 2002 to head up the firm's institutional and retail real estate securities effort. Until he joined Neuberger Berman, Mr. Brown managed institutional separate accounts and served as a Co-Portfolio Manager for Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Advantage Income Realty Fund, Inc. He joined Cohen & Steers in 1992. Prior to that, he was a debt rating analyst with S&P covering REITs, homebuilders and commercial mortgage securities. He has more than 15 years of experience analyzing and investing in REITs. Mr. Brown has full authority to take action with respect to Fund transactions and may or may not consult with other personnel of NB Management prior to taking such action.


Commission Recapture Program
----------------------------

     Each Fund has entered into a commission recapture program with Citigroup Global Markets Inc., which enables the Fund to recoup a portion of the commissions it pays to a broker that is not a related party of the Fund by redirecting these commissions to pay for some of its operational expenses. Expenses paid through this program may include costs of custodial, transfer agency or accounting services.

                                 NET ASSET VALUE

     The NAV attributable to Common Shares is calculated by subtracting a Fund's total liabilities and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The NAV per Common Share is calculated by dividing its NAV by the number of Common Shares outstanding and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, every day on which the NYSE is open.

     Each Fund values its equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (I.E., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Each Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Board of Directors believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Each Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost that, when combined with interest earned, approximates market value. Each Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the NAV of a Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the NYSE.

     Each Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of a Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

     If, after the close of the principal market on which a security is traded, and before the time a Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Directors have authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

     If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value. Common stock of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade at a premium. Since the market price of the Fund's Common Shares is determined by such factors as trading volume of the shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above its computed NAV.

                 ADDITIONAL INFORMATION CONCERNING THE AUCTIONS
                              FOR PREFERRED SHARES

     GENERAL. DTC will act as the securities depository with respect to Preferred Shares. One certificate for each series of Preferred Shares will be registered in the name of Cede & Co., as nominee of the securities depository. Each such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Fund's Articles. Each Fund will also issue stop-transfer instructions to the transfer agent for Preferred Shares. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Directors, as described under "Description of Preferred Shares - Voting Rights" in Appendix D to the Proxy Statement/Prospectus, Cede & Co. will be the holder of record of Preferred Shares, and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in Preferred Shares, whether for its own account or as a nominee for another person.

     CONCERNING THE AUCTION AGENT. The Auction Agent will act as agent for each Fund in connection with the auctions of Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between each Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the facts pertinent to making such decision. Each Fund shall indemnify the Auction Agent and its officers, directors, employees and agents for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Auction Agent arising out of or in connection with its agency under the auction agency agreement and under the broker-dealer agreements entered by the Auction Agent pursuant to the auction agency agreement, including the costs and expenses of defending itself against any claim of liability in connection with its exercise or performance of any of its duties thereunder, except such as may result from its gross negligence or willful misconduct.

     The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by a Fund) with respect to transfers described under "The Auction - Secondary Market Trading and Transfers of Preferred Shares" in Appendix D to the Proxy Statement/Prospectus and notices from each Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the business day preceding such Auction.

     The Auction Agent may terminate its auction agency agreement with each Fund upon at least 60 days notice to the Fund (30 days if such termination is due to nonpayment of amounts due to it). If the Auction Agent should resign, each Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. Each Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

     BROKER-DEALERS. The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by each Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any Auction immediately preceding a dividend period of one year or longer, of the purchase price of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

     Each Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

     The broker-dealer agreement provides that a Broker-Dealer (other than an affiliate of a Fund) may submit orders in auctions for its own account, unless each Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Funds may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction, if there are other Broker-Dealers.

                   REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

     Each Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, each Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which in turn are affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Board of each Fund regularly monitors the relationship between the market price and NAV of the Common Shares. If the Common Shares were to trade at a substantial discount to NAV for an extended period of time, the Board of each Fund may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of each Fund will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount. Each Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

     Notwithstanding the foregoing, at any time when Preferred Shares are outstanding, each Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, each Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of each Fund would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     The Board of each Fund may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board of each Fund would consider all factors then relevant, including the relationship of the market price of the Common Shares to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

     See "Anti-Takeover and Other Provisions in the Articles of Incorporation" in the Proxy Statement/Prospectus for a discussion of voting requirements applicable to conversion of each Fund to an open-end company. If a Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the NYSE or AMEX. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by a Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in a Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that a Fund's shares may be the subject of repurchase or tender offers at NAV from time to time, or that a Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

     In addition, a purchase by a Fund of the Common Shares will decrease its total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by a Fund of Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Proxy Statement/Prospectus in Appendix B under "Risk of Financial Leverage."

     Before deciding whether to take any action if a Fund's Common Shares trade below NAV, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if a Fund's shares should trade at a discount, the Board of the Fund may determine that, in the interest of the Fund and its stockholders, no action should be taken.

                                   TAX MATTERS

     Set forth below is a discussion of the material federal income and excise tax aspects concerning the Funds and the purchase, ownership and disposition of Common Shares and Preferred Shares (collectively, "Shares"). This discussion does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your Shares as capital assets. This discussion is based on current provisions of the Code and the regulations promulgated thereunder ("Regulations") and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE FUNDS

     Each Fund has qualified, and intends to continue to qualify each taxable year, for treatment as a RIC. To qualify for that treatment, a Fund must, among other things:

          (1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a "qualified publicly traded partnership" (as defined below) ("QPTP") ("Income Requirement");

          (2) distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss ("short-term capital gain") and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) for that year ("Distribution Requirement"); and

          (3) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of the Fund's total assets is invested in (i) the securities (other than those of the U.S. Government or other RICs) of any one issuer, (ii) the securities of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses or (iii) the securities of one or more QPTPs.

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") other than a partnership at least 90% of the gross income of which consists of dividends, interest and other qualifying income for a RIC.

     If a Fund qualifies for treatment as a RIC, it generally will not be subject to federal income tax on income and gains it timely distributes to its stockholders. If a Fund failed to qualify for treatment as a RIC for any taxable year, then for federal tax purposes (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and (2) the stockholders would treat all those distributions, including distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund's earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is "qualified dividend income" would be subject to federal income tax at the rate for net capital gain -- a maximum of 15%), and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

     To the extent a Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98% of its capital gain net income for the one-year period ending October 31 of that year plus (3) 100% of any retained amount of either from the prior year, it will be subject to a nondeductible 4% federal excise tax ("Excise Tax"). For these purposes, a Fund will be treated as having distributed any amount with respect to which it pays income tax. A distribution a Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to stockholders of record on a date in October, November or December of the preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

     If, at any time when Preferred Shares are outstanding, a Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage (both as defined in each Fund's Articles Supplementary, which are substantially similar, NRO's Articles Supplementary being attached hereto as Appendix A), it will be required to suspend distributions to Common Stockholders until that maintenance amount or asset coverage, as the case may be, is restored. See "Description of Preferred Shares - Restrictions on Dividends and Other Distributions" in Appendix D attached to the Proxy Statement/Prospectus. Such a suspension may prevent a Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a RIC or cause it to incur an income tax or Excise Tax liability, or both. If a Fund fails to meet that maintenance amount or asset coverage when Preferred Shares are outstanding, it will be required to redeem Preferred Shares to maintain or restore that maintenance amount or asset coverage, as the case may be, and avoid the adverse consequences to the Fund and its stockholders of failing to qualify for treatment as a RIC. There can be no assurance, however, that any such redemption would achieve that objective.

TAXATION OF THE STOCKHOLDERS

     DISTRIBUTIONS. As long as a Fund qualifies for treatment as a RIC, distributions it makes to its stockholders from its investment company taxable income will be taxable to them as ordinary income to the extent of its earnings and profits. Each Fund currently expects that most of the dividends it pays will not be eligible for the dividends-received deduction available to corporations or the 15% maximum federal income tax rate on "qualified dividend income" received by individuals. A Fund's distributions of net capital gain that it properly designates as such ("Capital Gain Dividends") will be taxable to each stockholder thereof as long-term capital gain, regardless of how long the stockholder has held the Fund's Shares. Capital Gain Dividends a Fund pays to individuals with respect to net capital gain it recognizes on sales or exchanges of capital assets through October 31, 2011, will be subject to a maximum federal income tax rate of 15%.

     Distributions by a Fund will be taxable as described above whether received in cash or reinvested in additional Common Shares through the Fund's Dividend Reinvestment Plan. A Common Stockholder whose distributions are so reinvested will be treated as having received a distribution equal to either (1) the fair market value of the newly issued Common Shares or (2) if the Common Shares are trading below their NAV, the amount of cash allocated to the stockholder for the purchase of Common Shares on its behalf in the open market.

     The   benefits  of  the  reduced  tax  rates   applicable   to   individual
stockholders' net capital gain and qualified dividend income may be impacted by the application of the alternative minimum tax to them.

     Distributions on a Fund's Common Shares are generally subject to federal income tax as described above, even though those distributions may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur on a Fund's Common Shares purchased when their NAV includes gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when those Common Shares' NAV reflects unrealized losses. Distributions are taxable to a stockholder of a Fund even if they are paid from income or gains the Fund earned before the stockholder invested in Shares (and thus were reflected in the price the stockholder paid).

     If a Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of the stockholder's tax basis in its Shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of the Shares. Current earnings and profits will be, and accumulated earnings and profits may be, treated as first being used to pay distributions on Preferred Shares, and only the remaining earnings and profits will be treated as being used to pay distributions on the Common Shares.

     Dividends a Fund pays to a foreign stockholder, other than (1) dividends paid to a foreign stockholder whose ownership of Shares is effectively connected with a U.S. trade or business the stockholder carries on and (2) Capital Gain Dividends paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). However, two categories of dividends, "short-term capital gain dividends" and "interest-related dividends," if properly designated by a Fund, will be exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain, computed with certain adjustments. "Interest-related dividends," which neither Fund expects to distribute a significant amount of, are dividends that are attributable to "qualified net interest income" ("qualified interest income," which generally consists of certain OID, interest on obligations "in registered form" and interest on deposits, less allocable deductions). The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends a Fund pays to foreign investors, with certain exceptions, only with respect to its current taxable year (ending October 31, 2008), unless Congress enacts legislation extending its applicability.

     If (1) a Fund may redeem all or part of a series of Preferred Shares on payment of a premium, (2) based on all the facts and circumstances, the Fund is more likely than not to make that redemption and (3) that premium exceeds a specified DE MINIMIS amount, it is possible that the holders of that series may be required to accrue the premium as a dividend (to the extent of the Fund's earnings and profits) in advance of the receipt of cash representing the premium.

     Each Fund will notify its stockholders annually as to the federal tax status of Fund distributions to them.

     SALE OR REDEMPTION OF SHARES. A stockholder's sale or other disposition of Shares may give rise to a taxable gain or loss in an amount equal to the difference between the amount realized and the stockholder's basis in those Shares. In general, any gain or loss realized on a taxable disposition of Shares will be treated as long-term capital gain or loss (and thus eligible, in the case of individuals, for the 15% maximum federal income tax rate on net capital gain described above) if the Shares have been held for more than one year; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells Shares at a loss within six months of their purchase, that loss will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received with respect to the Shares. All or a portion of any loss realized on a taxable disposition of a Fund's Shares will be disallowed if other Shares of the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.

     From time to time a Fund may make a tender offer for some of its Shares. A tender of Shares pursuant to such an offer would be a taxable event. If a Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

     A Fund may, at its option, redeem Preferred Shares in whole or in part and is required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption will be taxed as gain or loss from the sale or exchange of the Preferred Shares rather than as a dividend, but only if the redemption distribution (1) is deemed not to be essentially equivalent to a dividend, (2) is in complete redemption of an owner's interest in the redeeming Fund, (3) is substantially disproportionate with respect to the owner's interest in the Fund or (4) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of clauses (1), (2) and (3), a holder's ownership of Common Shares will be taken into account.

     Under the Regulations, if a stockholder recognizes a loss with respect to Shares of (1) $2 million or more in any single taxable year (or $4 million or more in the taxable year in which the loss is recognized and the five succeeding taxable years) for an individual stockholder, or (2) five times those amounts for a corporate stockholder, the stockholder must file with the Internal Revenue Service ("Service") a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these Regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their own tax advisers to determine the applicability of these Regulations in light of their individual circumstances.

     BACKUP WITHHOLDING. Each Fund generally is required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including Capital Gain Dividends) and redemption proceeds otherwise payable to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from all distributions by a Fund otherwise payable to such a stockholder who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a stockholder may be credited against the stockholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

     CERTAIN REAL ESTATE COMPANIES. Income that a Fund derives from a Real Estate Company classified for federal tax purposes as a partnership (and not as a corporation or REIT) that is not a QPTP ("RE Partnership") will be treated as qualifying income under the Income Requirement only to the extent it is attributable to the RE Partnership's income items that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. Each Fund will restrict its investment in RE Partnerships to maintain its qualification as a RIC.

     REMICs. Each Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits ("REMICs") or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools ("TMPs") or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an "excess inclusion." The Code authorizes the issuance of Regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those Regulations have not yet been issued, the U.S. Treasury Department and the Service recently issued a notice ("Notice") announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

     The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP's excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (I.E., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts and public charities) constitutes unrelated business taxable income to them.

     A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting "that are nominees" for "that are not `disqualified organizations'" in clause (3) and inserting "record shareholders that are" after "its" in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that for taxable years beginning after December 31, 2006, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Neither Fund will invest directly in REMIC residual interests or intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

     After calendar year-end, REITs can and often do change the category (E.G., ordinary income dividend, capital gain distribution or return of capital) of the distributions they have made during that year, which would result at that time in a Fund's also having to re-categorize some of the distributions it has made to its stockholders. These changes would be reflected in your annual Form 1099, together with other tax information. Those forms generally will be distributed to you in January of each year, although a Fund may, in one or more years, request from the Service an extension of time to distribute those forms until mid-or late-February to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

     HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future Regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Certain of a Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. Each Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

     FOREIGN SECURITIES. Dividends and interest a Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" the Fund receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its stockholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on qualified dividend income mentioned above.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, it would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     A Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     SECURITIES ISSUED AT A DISCOUNT. A Fund may acquire zero coupon or other securities issued with accrued OID. As a holder of those securities, a Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                             REPORTS TO STOCKHOLDERS

     Stockholders of each Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. Each Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                   CUSTODIAN, AUCTION AGENT AND TRANSFER AGENT

     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian for assets of each Fund. The custodian performs custodial and fund accounting services. The Bank of New York, Attn: Corporate Trust Administration, 100 Church Street, 8th Floor, New York, New York 10286, ATTN:
Corporate Trust, Dealing and Trading-Auction Desk, serves as the Auction Agent, transfer agent and registrar for the Preferred Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Funds. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Funds' filings with the SEC.

                                     COUNSEL

     Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington D.C. 20006, will pass upon certain legal matters in connection with the Shares offered by NRO, and also acts as counsel to each Fund.


                             REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of NRO offered hereby, has been filed by NRO with the SEC, Washington, D.C. The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to NRO and the shares offered or to be offered hereby, reference is made to NRO's Registration Statement. Statements contained in the Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                              FINANCIAL STATEMENTS

     The following financial statements and related documents are incorporated herein by reference from each Fund's Annual Report to stockholders for the fiscal year ended October 31, 2006:

          The audited financial statements of the Fund and notes thereto for the fiscal year ended October 31, 2006, and the reports of Ernst & Young LLP, Independent Registered Public Accounting Firm, with respect to such audited financial statements of the Fund.


     The following financial statements and related documents are incorporated herein by reference from each Fund's Semi-Annual Report to stockholders for the period ended April 30, 2007:

          The unaudited financial statements of the Fund and notes thereto for the period ended April 30, 2007.


                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are the financial statements for each Fund and PRO FORMA financial statements for the combined Fund, assuming the Reorganization is consummated as of April 30, 2007. The first table presents the Schedule of Investments for each Fund and PRO FORMA figures for the combined Fund. The second table presents the Statements of Assets and Liabilities for each Fund and estimated PRO FORMA figures for the combined Fund. The third table presents the Statements of Operations for each Fund and estimated PRO FORMA figures for the combined Fund. These tables are followed by the Notes to the PRO FORMA Financial Statements.

                                                                                 NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED

 PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
 ------------------------------------------
              REAL ESTATE                                                            REAL ESTATE
  REALTY       SECURITIES                                                 REALTY      SECURITIES
  INCOME         INCOME        PRO FORMA                                  INCOME     INCOME FUND                   PRO FORMA
 FUND INC.      FUND INC.      COMBINED                                FUND INC.            INC.   ADJUSTMENT      COMBINED^
-----------------------------------------                           MARKET VALUE    MARKET VALUE                MARKET VALUE
               NUMBER OF                                                  (000'S          (000'S                      (000'S
                SHARES                                                  OMITTED)        OMITTED)                    OMITTED)
COMMON STOCKS (103.8%)

APARTMENTS (11.8%)
                                           Apartment Investment
  502,800      591,100        1,093,900      & Management               $27,805        $32,688                     $60,493
  410,500      270,800          681,300    Archstone-Smith Trust         21,391         14,111                      35,502
  458,800      110,000          568,800    Camden Property Trust         31,955          7,661                      39,616
                                           Education Realty
  249,900      236,000          485,900      Trust                        3,559          3,361                       6,920
  171,100       49,400          220,500    Home Properties                9,530          2,752                      12,282
                                           Mid-America
                                             Apartment
               172,400          172,400      Communities                                 9,301                       9,301
                93,200           93,200    Post Properties                               4,368                       4,368
                                                                -----------------------------------------------------------
                                                                         94,240         74,242                     168,482

COMMERCIAL SERVICES (10.4%)
  442,000      657,600        1,099,600    Capital Trust                 20,938         31,151                      52,089
  635,200      866,300        1,501,500    Gramercy Capital              20,574         28,059                      48,633
                                           NorthStar Realty
1,726,500    1,518,400        3,244,900    Finance                       25,552         22,472                      48,024
                                                                -----------------------------------------------------------
                                                                         67,064         81,682                     148,746

COMMUNITY CENTERS (7.2%)
                                           Cedar Shopping
               146,200          146,200      Centers                                     2,335                       2,335
                                           Ramco-
                                             Gershenson
  331,100                       331,100      Properties Trust            12,251                                     12,251
  619,603                       619,603    Regency Centers               51,055                                     51,055
                                           Tanger Factory
  809,400      117,400          926,800      Outlet Centers              32,813          4,759                      37,572
                                                                -----------------------------------------------------------
                                                                         96,119          7,094                     103,213

DIVERSIFIED (15.4%)
                                           Colonial
  644,800      631,700        1,276,500      Properties Trust            31,989         31,339                      63,328

                                           Crescent Real Estate
   25,100    1,511,500        1,536,600      Equities                       515         31,001                      31,516
  822,400      784,800        1,607,200    iStar Financial               39,409         37,607                      77,016
                                           Lexington Realty
  629,800      752,500        1,382,300      Trust                       13,156         15,720                      28,876
  167,100                       167,100    Vornado Realty Trust          19,823                                     19,823
                                                                -----------------------------------------------------------
                                                                        104,892        115,667                     220,559

FINANCE (2.9%)
   67,300       65,100          132,400    CBRE Realty Finance              872            843                       1,715
  705,300      788,600        1,493,900    Crystal River Capital         18,528         20,717                      39,245
                                                                -----------------------------------------------------------
                                                                         19,400         21,560                      40,960

FREESTANDING (0.3%)
                                           National Retail
               194,600          194,600      Properties                                  4,661                       4,661
                                                                -----------------------------------------------------------

HEALTH CARE (15.5%)
                                           Health Care
                                             Property
  642,800      400,000        1,042,800      Investors                   22,749         14,156                      36,905
  382,400      231,700          614,100    Health Care REIT              17,300         10,482                      27,782
                                           Healthcare Realty
   37,300      101,700          139,000      Trust                        1,270          3,464                       4,734
                66,700           66,700    LTC Properties                                1,672                       1,672
                                           Nationwide Health
  563,700    1,110,500        1,674,200      Properties                  18,072         35,603                      53,675
                                           OMEGA Healthcare
  451,700    2,010,900        2,462,600      Investors                    7,589         33,783                      41,372
1,312,900                     1,312,900    Ventas, Inc.                  55,352                                     55,352
                                                                 ----------------------------------------------------------
                                                                        122,332         99,160                     221,492

INDUSTRIAL (9.0%)
1,521,100    1,265,100        2,786,200    DCT Industrial Trust          17,082         14,207                      31,289
  628,000      430,529        1,058,529    EastGroup Properties          31,469         21,574                      53,043
                                           First Industrial
  403,400      614,800        1,018,200      Realty Trust                17,665         26,922                      44,587
                                                                 ----------------------------------------------------------
                                                                         66,216         62,703                     128,919

LODGING (1.7%)
                                           Ashford
                                             Hospitality
  114,700      296,500          411,200      Trust                        1,376          3,558                       4,934
                                           Hospitality
               433,000          433,000      Properties Trust                           19,715                      19,715
                                                                -----------------------------------------------------------

                                                                          1,376         23,273                      24,649

OFFICE (18.5%)
                                           American
                                             Financial Realty
3,317,000    3,132,300        6,449,300      Trust                       35,160         33,202                      68,362
                                           Brandywine
  461,379      502,813          964,192      Realty Trust                15,170         16,533                      31,703
  408,600      556,700          965,300    Highwoods
                                             Properties                  16,663         22,702                      39,365
  341,000    2,689,500        3,030,500    HRPT Properties
                                             Trust                        4,174         32,919                      37,093
  180,200      139,400          319,600    Kilroy Realty                 13,682         10,585                      24,267
   80,000       78,200          158,200    Mack-Cali Realty               3,918          3,829                       7,747
  935,400      622,000        1,557,400    Maguire
                                             Properties                  33,702         22,411                      56,113
                                                                -----------------------------------------------------------
                                                                        122,469        142,181                     264,650

OFFICE - INDUSTRIAL (1.7%)
                                           Liberty Property
  272,200      215,000          487,200      Trust                       13,172         10,404                      23,576
                                                                -----------------------------------------------------------

REGIONAL MALLS (7.1%)
                                           CBL &
                                             Associates
  111,000                       111,000      Properties                   5,045                                      5,045
  452,700      740,500        1,193,200    Glimcher Realty
                                             Trust                       12,228         20,001                      32,229
  104,700       36,100          140,800    Macerich Co.                   9,959          3,434                      13,393
  177,600      258,900          436,500    Pennsylvania
                                             REIT                         8,251         12,028                      20,279
  266,576                       266,576    Simon Property
                                             Group                       30,731                                     30,731
                                                                  ---------------------------------------------------------
                                                                         66,214         35,463                     101,677

SELF STORAGE (2.3%)
  175,100      127,000          302,100    Extra Space Storage            3,276          2,376                       5,652
                                           Public Storage,
  119,700                       119,700      Depositary Shares            3,160                                      3,160
  131,500      267,700          399,200    Sovran Self Storage            7,267         14,793                      22,060
   61,200                        61,200    U-Store-It Trust               1,127                                      1,127
                                                                  ---------------------------------------------------------
                                                                         14,830         17,169                      31,999
TOTAL COMMON STOCKS
(COST $464,507, $510,426, AND $974,933 RESPECTIVELY)                    788,324        695,259                   1,483,583
                                                                  ---------------------------------------------------------

PREFERRED STOCKS (26.0%)

APARTMENTS (2.3%)

  138,000                       138,000    Apartment                      3,523                                      3,523

                                             Investment &
                                             Management,
                                             Ser. T
                                           Apartment
                                             Investment &
                                             Management,
               190,000          190,000      Ser. U                                      4,892                       4,892
                                           Associated Estates
                                             Realty,
               200,000          200,000      Ser. B                                      5,222                       5,222
                                           Mid-America
                                             Apartment
                                             Communities,
  377,800                       377,800      Ser. H                       9,835                                      9,835
                                           Post Properties,
  151,300                       151,300      Ser. A                       9,081                                      9,081
                                                                  ---------------------------------------------------------
                                                                         22,439         10,114                      32,553

COMMERCIAL SERVICES (0.6%)
                                           Anthracite
  156,000                       156,000      Capital, Ser. C              3,953                                      3,953
                                           Anthracite
  200,000                       200,000      Capital, Ser. D              4,640                                      4,640
                                                                  ---------------------------------------------------------
                                                                          8,593                                      8,593

COMMUNITY CENTERS (1.5%)
                                           Cedar Shopping
                60,000           60,000      Centers, Ser. A                             1,584                       1,584
                                           Developers
                                             Diversified
   66,000                        66,000      Realty, Ser. I               1,693                                      1,693
                                           Ramco-Gershenson
                                             Properties Trust,
   49,600                        49,600      Ser. B                       1,260                                      1,260
   85,500       70,000          155,500    Saul Centers, Ser. A           2,177          1,782                       3,959
                                           Tanger Factory
                                             Outlet Centers,
  115,000      110,000          225,000      Ser. C                       2,926          2,799                       5,725
                                           Urstadt Biddle
   60,000                        60,000      Properties, Ser. C           6,467                                      6,467
                                                                  ---------------------------------------------------------
                                                                         14,523          6,165                      20,688

DIVERSIFIED (3.9%)
                                           Colonial
                                             Properties Trust,
   32,800       32,400           65,200      Ser. E                         829            818                       1,647
                                           Cousins
                                             Properties,
               160,000          160,000      Ser. B                                      4,090                       4,090
                                           Crescent Real
  398,600                       398,600      Estate Equities,            10,017                                     10,017

                                             Ser. B
                                           iStar Financial,
  200,000                       200,000      Ser. E                       5,072                                      5,072
                                           iStar Financial,
               200,000          200,000      Ser. G                                      5,086                       5,086
                                           iStar Financial,
               600,000          600,000      Ser. I                                     15,162                      15,162
                                           Lexington Corp.
                                             Properties Trust,
  580,000                       580,000      Ser. B                      14,633                                     14,633
                                                                  ---------------------------------------------------------
                                                                         30,551         25,156                      55,707

FINANCIAL SERVICES (0.5%)
                                           Newcastle
                                             Investment, Ser.
  146,500      138,700          285,200      D *                          3,663          3,468                       7,131
                                                                  ---------------------------------------------------------

HEALTH CARE (3.2%)
                                           Health Care
  685,000                       685,000      REIT, Ser. D                17,746                                     17,746
                                           LTC Properties,
   59,000      417,000          476,000      Ser. F                       1,504         10,633                      12,137
                                           Nationwide
                                             Health
    1,000                         1,000      Properties                     101                                        101
                                           OMEGA Healthcare
                                             Investors, Ser.
               600,000          600,000      D                           15,534                                     15,534
                                                                  ---------------------------------------------------------
                                                                         19,351         26,167                      45,518

LODGING (5.7%)
                                           Eagle Hospitality
                                             Properties Trust,
  130,200      130,600          260,800      Ser. A                       3,116          3,125                       6,241
                                           Equity Inns, Ser.
                54,600           54,600      B                                           1,432                       1,432
                                           Felcor Lodging
               327,700          327,700      Trust, Ser. C                               8,255                       8,255
                                           Hersha
                                             Hospitality
   81,900       80,900          162,800      Trust, Ser. A                2,129          2,103                       4,232
                                           Hospitality
                                             Properties Trust,
   81,700                        81,700      Ser. B                       2,091                                      2,091
                                           Host Hotels &
   32,000       42,000           74,000      Resorts, Ser. E                868          1,140                       2,008
                                           Innkeepers USA
               780,000          780,000      Trust, Ser. C                              18,720                      18,720
                                           LaSalle Hotel
                                             Properties, Ser.
               140,000          140,000      D                                           3,535                       3,535
                                           LaSalle Hotel
                                             Properties, Ser.
  123,000      123,000          246,000      E                            3,252          3,252                       6,504

                                           Strategic Hotels
                                             & Resorts, Ser.
   40,000       50,000           90,000      A                            1,019          1,274                       2,293
                                           Strategic Hotels &
                                             Resorts, Ser.
  119,000                       119,000      B                            3,037                                      3,037
                                           Strategic Hotels &
                                             Resorts, Ser.
  208,400      203,100          411,500      C                            5,386          5,249                      10,635
                                           Sunstone Hotel
                                             Investors, Ser.
               135,000          135,000      A                                           3,445                       3,445
                                           Winston Hotels,
               380,000          380,000      Ser. B                                      9,606                       9,606
                                                                  ---------------------------------------------------------
                                                                         20,898         61,136                      82,034

MANUFACTURED HOMES
(1.2%)
                                           Affordable
                                             Residential
                                             Communities,
               600,000          600,000      Ser. A                                     14,850                      14,850
                                           American Land Lease,
   80,000                        80,000      Ser. A                       2,017                                      2,017
                                                                   --------------------------------------------------------
                                                                          2,017         14,850                      16,867
OFFICE (3.7%)
                                           Brandywine
                                             Realty Trust,
               100,000          100,000      Ser. C                                      2,548                       2,548
                                           Brandywine
                                             Realty Trust,
                80,000           80,000      Ser. D                                      2,050                       2,050
                                           Corporate Office
                                             Properties Trust,
                90,000           90,000      Ser. H                                      2,305                       2,305
                                           Highwoods
                                             Properties, Ser.
                 6,000            6,000      A                                           6,457                       6,457
                                           HRPT Properties
   50,000                        50,000      Trust, Ser. B                1,262                                      1,262
                                           Maguire
                                             Properties, Ser.
               830,000          830,000      A                                          20,725                      20,725
                                           Parkway
                                             Properties, Ser.
  480,000                       480,000      D                           12,346                                     12,346
                                           SL Green Realty,
               100,000          100,000      Ser. C                                      2,561                       2,561
                                           SL Green Realty,
   53,200       20,000           73,200      Ser. D                       1,378            518                       1,896
                                                                  ---------------------------------------------------------
                                                                         14,986         37,164                      52,150

OFFICE - INDUSTRIAL (0.5%)
   70,000       70,000          140,000    Digital Realty                 1,813          1,814                       3,627

                                             Trust, Ser. A
                                           Digital Realty
   61,400       60,800          122,200      Trust, Ser. B                1,566          1,550                       3,116
                                           PS Business
                32,000           32,000      Parks, Ser. K                                 848                         848
                                                                  ---------------------------------------------------------
                                                                          3,379          4,212                       7,591

REGIONAL MALLS (2.8%)
                                           CBL &
                                             Associates
                                             Properties, Ser.
   40,000                        40,000      B                            2,016                                      2,016
                                           Glimcher Realty
   48,000       50,000           98,000      Trust, Ser. F                1,238          1,290                       2,528
                                           Glimcher Realty
  108,500      425,000          533,500      Trust, Ser. G                2,754         10,787                      13,541
                                           Pennsylvania REIT,
  225,300                       225,300      Ser. A                      12,009                                     12,009
                                           Taubman Centers,
   72,900       78,400          151,300      Ser. G                       1,875          2,016                       3,891
                                           Taubman Centers,
   50,000      191,600          241,600      Ser. H                       1,290          4,943                       6,233
                                                                   --------------------------------------------------------
                                                                         21,182         19,036                      40,218

SPECIALTY (0.1%)
                                           Entertainment
                                             Properties Trust,
   76,500                        76,500      Ser. A                       1,929                                      1,929
                                                                  ---------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $159,899, $202,837, AND $362,736 RESPECTIVELY)                    163,511        207,468                     370,979
                                                                   ---------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.7%)

DIVERSIFIED (0.7%)
                                           Crescent Real
                                             Estate Equities,
               430,000          430,000      Ser. A                                      9,688                       9,688
                                                                     --------------------------------------------------------
                                           (COST $0, $9,451,
                                             AND $9,451
                                             RESPECTIVELY)

SHORT-TERM INVESTMENTS (14.7%)
                                           Neuberger
                                             Berman Prime
                                             Money Fund
21,132,309  16,037,954       37,170,263      Trust Class                 21,132         16,038                      37,170
                                           Neuberger
                                             Berman
                                             Securities
                                             Lending Quality
94,911,201  78,558,501      173,469,702      Fund, LLC                   94,911         78,559                     173,470

                                           TOTAL SHORT-
                                             TERM

                                             INVESTMENTS (COST
                                             $116,043, $94,597,
                                             AND $210,640
                                             RESPECTIVELY)              116,043         94,597                     210,640

                                           TOTAL INVESTMENTS
                                             (145.2%) (COST
                                             $740,449,
                                             $817,311, AND
                                             $1,557,760
                                             RESPECTIVELY) **         1,067,878      1,007,012                   2,074,890
                                           Liabilities, less
                                             cash, receivables
                                             and other assets
                                             [(12.1%)]                 (94,680)       (78,053)        (400)***   (173,133)
                                           Liquidation Value of
                                             Auction Preferred
                                             Shares [(33.1%)]         (228,000)      (245,000)                   (473,000)
                                                                  ---------------------------------------------------------

                                           TOTAL NET ASSETS
                                             APPLICABLE TO
                                             COMMON
                                             SHAREHOLDERS
                                             (100.0%)                 $745,198       $683,959                      $1,428,757
                                                                --------------- -------------- --------------- ---------------

^ No securities of Realty Income Fund need to be sold in order for Real Estate Securities Income Fund to comply with its investment restrictions or policies. However, each Fund may buy and sell securities in the normal course of its operations.

*       Non-income producing security.

** The cost of investments for U.S. federal income tax purposes of the combined fund was $1,557,760,000. Gross unrealized appreciation of investments was $528,311,000 and gross unrealized depreciation of investments was $11,181,000, resulting in net unrealized appreciation of $517,130,000, based on cost for U.S. federal income tax purposes.

*** Reflects the effect of estimated reorganization expenses of $400,000.

                                                                                         NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------
                                                                                   REAL ESTATE
                                                                       REALTY       SECURITIES
                                                                       INCOME           INCOME                            PRO FORMA
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                            FUND INC.        FUND INC.     ADJUSTMENTS(1)          COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
    INVESTMENTS IN SECURITIES, AT MARKET VALUE*--SEE
      SCHEDULE OF INVESTMENTS:
    Unaffiliated Issuers                                             $951,835         $912,415                          $1,864,250
    Affiliated Issuers                                                116,043           94,597                             210,640
                                                               --------------------------------------------------------------------
                                                                    1,067,878        1,007,012                           2,074,890
    Interest rate swaps, at market value                                2,890            4,266                               7,156
    Dividends and interest receivable                                   1,564            3,307                               4,871
    Receivable for securities sold                                          4                -                                   4
    Receivable for securities lending income                              412              296                                 708
    Prepaid expenses and other assets                                      39               46                                  85
                                                               --------------------------------------------------------------------
TOTAL ASSETS                                                        1,072,787        1,014,927                  -        2,087,714
                                                               --------------------------------------------------------------------

LIABILITIES
    Payable for collateral on securities loaned                        94,911           78,559                             173,470
    Distributions payable - preferred shares                              132              440                                 572
    Distributions payable - common shares                                 256              345                                 601
    Payable for securities purchased                                    3,332            5,812                               9,144
    Payable to investment manager - net                                   281              267                                 548
    Payable to administrator                                              201              192                                 393
    Payable for securities lending fees                                   406              288                                 694
    Accrued expenses and other payables                                    70               65             400(2)              535
                                                               --------------------------------------------------------------------
TOTAL LIABILITIES                                                      99,589           85,968                400          185,957
                                                               --------------------------------------------------------------------
AUCTION PREFERRED SHARES SERIES A, B, C & D AT
LIQUIDATION VALUE                                                     228,000          245,000                             473,000
                                                               --------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT
VALUE                                                                $745,198         $683,959              (400)       $1,428,757
                                                               --------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
CONSIST OF:
    Paid-in capital - common shares                                  $379,393         $462,576                            $841,969
    Distributions in excess of net investment income                 (31,063)         (32,060)              (400)         (63,523)
    Accumulated net realized gains (losses) on investments             66,437           59,388                             125,825
    Net unrealized appreciation (depreciation) in value of
      investments                                                     330,431          194,055                             524,486
                                                               --------------- ---------------- ------------------ ----------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT
VALUE                                                                $745,198         $683,959              (400)       $1,428,757
                                                               --------------- ---------------- ------------------ ----------------
                                                                                                                                 -
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE;
999,986,000 AND 999,988,000 SHARES AUTHORIZED,
RESPECTIVELY)                                                          27,372           33,316           8,926(3)           69,614
                                                                                                                                 -
                                                               --------------- ---------------- ------------------ ----------------
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                           $27.22           $20.53                              $20.52
                                                               --------------- ---------------- ------------------ ----------------
                                                                                                                                 -
*COST OF INVESTMENTS:
    Unaffiliated issuers                                             $624,406         $722,714                          $1,347,120

    Affiliated issuers                                                116,043           94,597                             210,640
                                                               --------------- ---------------- ------------------ ----------------
TOTAL COST OF INVESTMENTS                                            $740,449         $817,311                          $1,557,760

(1) The adjustments assume that Real Estate Securities Income Fund has obtained all the shareholder accounts and assets of Realty
Income Fund.
(2) Reflects the effect of estimated reorganization expenses of $400,000.
(3) Each Common shareholder of Realty Income Fund will receive the number of Real Estate Securities Income Fund Common shares equal in dollar value to that shareholder's Common shares of Realty Income Fund.

See Notes which are an integral part of the financial statements

                                                                      NEUBERGER BERMAN FOR THE YEAR ENDED APRIL 30, 2007 (UNAUDITED)

PRO FORMA COMBINED STATEMENTS OF OPERATIONS
-------------------------------------------
                                                                                   REAL ESTATE
                                                                                    SECURITIES
                                                                REALTY INCOME      INCOME FUND                          PRO FORMA
(000'S OMITTED)                                                     FUND INC.             INC.     ADJUSTMENTS(1)        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

INCOME:
Dividend income - unaffiliated issuers                                $32,053          $41,771                            $73,824
Interest income - unaffiliated issuers                                      -               12                                 12
Income from investments in affiliated issuers                             322              300                                622
Income from securities loaned - net                                       147              175                                322
                                                               -------------------------------------------------------------------
Total income                                                           32,522           42,258                  -          74,780
                                                               -------------------------------------------------------------------

EXPENSES:
Investment management fee                                               5,671            5,473                             11,144
Administration fee                                                      2,363            2,280                              4,643
Auction agent fees                                                        579              621                              1,200
Audit fees                                                                 48               48            (48)(2)              48
Basic maintenance expense                                                  25               25            (25)(2)              25
Custodian fees                                                            208              217         (111)(2,3)             314
Directors' fees and expenses                                               27               28            (27)(2)              28
Insurance expense                                                          33               32                                 65
Legal fees                                                                 86               68          (64)(2,3)              90
Shareholder reports                                                       120              121          (70)(2,3)             171
Stock exchange listing fees                                                25               13            (25)(2)              13
Stock transfer agent fees                                                  36               35            (36)(2)              35
Miscellaneous                                                              40               45          (35)(2,3)              50
                                                               -------------------------------------------------------------------
Total expenses                                                          9,261            9,006              (441)          17,826

Investment management fee waived                                      (2,368)          (2,285)                            (4,653)
Expenses reduced by custodian fee expense offset
    and commission recapture arrangement                                 (49)             (33)                               (82)
                                                               -------------------------------------------------------------------
Total net expenses                                                      6,844            6,688              (441)          13,091
                                                               -------------------------------------------------------------------
Net investment income (loss)                                           25,678           35,570                441          61,689
                                                               -------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized gain (loss) on:
    Sales of investment securities of unaffiliated
    issuers                                                            64,930           52,951                            117,881
    Interest rate swap contracts                                        4,742            3,785                              8,527
                                                               -------------------------------------------------------------------
Change in net unrealized appreciation (depreciation)
in value of:
    Unaffiliated Investment securities                                 77,190           70,800                            147,990
    Interest rate swap contracts                                      (4,383)          (3,676)                            (8,059)
                                                               -------------------------------------------------------------------
Net gain (loss) on investments                                        142,479          123,860                  -         266,339
                                                               -------------------------------------------------------------------
Distributions to Preferred Shareholders                              (11,570)         (12,532)            (92)(4)        (24,194)
                                                               -------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS RESULTING FROM OPERATIONS                        $156,587         $146,898               $349        $303,834
                                                               -------------------------------------------------------------------
(1) The adjustments assume that Real Estate Securities Income Fund has obtained all the shareholder accounts and assets of Realty
Income Fund.

(2) Certain expenses have been reduced due to the elimination of partially duplicative services.
(3) Certain expenses, which are determined on a per trust basis or on a sliding scale based upon net assets, have been adjusted to reflect the combination of Real Estate Securities Income Fund and Realty Income Fund.
(4) The adjustment assumes that all Realty Income Preferred Shareholders transferred to Real Estate Securities Income assuming
Preferred rates of Real Estate Securities Income for the period being represented.

See Notes which are an integral part of the financial statements

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS

APRIL 30, 2007
(UNAUDITED)

1. DESCRIPTION OF FUND

Neuberger Berman Real Estate Securities Income Fund Inc. ("the Fund"), was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

2. BASIS OF COMBINATION

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of Neuberger Berman Realty Income Fund Inc. ("Realty Income"), by the Fund as if such acquisition had taken place as of May 1, 2006.

Under the terms of the Plan of Reorganization, the combination of Realty Income with the Fund will be accounted for by the method of accounting for tax-free reorganizations of investment companies. The reorganization would be accomplished by a transfer of the net assets of Realty Income in exchange for common and preferred stock shares of the Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Realty Income and the Fund have been combined as of and for the twelve months ended April 30, 2007. Following the reorganization, the Fund will be the surviving fund for accounting purposes. In accordance with U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of both the Fund and Realty Income which have been incorporated by reference in the Statement of Additional Information. Both follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving fund. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.


The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.


For the year ended April 30, 2007, the Fund paid investment management fees computed at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability. Management contractually agreed to waive a portion of the management fee it is entitled to receive from the Fund computed at the annual rate of 0.25% of its average daily Managed Assets.

Realty Income paid investment management fees computed at the annual rate of 0.60% of average daily Managed Assets. Management contractually agreed to waive a portion of the management fee it is entitled to receive from Realty Income computed at the annual rate of 0.25% of its average daily Managed Assets.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned reorganization had taken place as of May 1, 2006.

3. PORTFOLIO VALUATION

Investments in equity securities by the Fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

4. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of common stock shares of the Fund that would have been issued at April 30, 2007, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value attributable to Realty Income Common Stock as of April 30, 2007, divided by the net asset value per share of the Fund Common Stock as of April 30, 2007. The pro forma number of shares outstanding for the combined fund consists of the following at April 30, 2007:

                 SHARES OF NEUBERGER
                 BERMAN REAL ESTATE
                  SECURITIES INCOME     ADDITIONAL SHARES           TOTAL
                      FUND INC.         ASSUMED ISSUED IN     OUTSTANDING SHARES
                   PRE-COMBINATION       REORGANIZATION        POST-COMBINATION
                 ---------------------------------------------------------------
Common Stock         33,316,439            36,297,993             69,614,432

5. FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the reorganization, the Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

                                                                      APPENDIX A


            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

                              ARTICLES OF AMENDMENT
                              ---------------------

     NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC., a Maryland corporation (the "Fund"), certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The name of the Fund's Series C Auction Preferred Shares of capital stock is hereby changed to "Series G Auction Preferred Shares".

     SECOND: The name of the Fund's Series B Auction Preferred Shares of capital stock is hereby changed to "Series C Auction Preferred Shares".

     THIRD: The name of the Fund's "Series D Auction Preferred Shares of capital stock is hereby changed to Series H Auction Market Preferred Shares".

     FOURTH: The foregoing amendments do not change the outstanding capital stock of the Fund or the aggregate par value thereof.

     FIFTH: The foregoing amendments to the charter of the Fund have been approved by the Board of the Directors and are limited to changes expressly permitted by Section 2-605 of the Maryland General Corporation Law.

     IN WITNESS WHEREOF, Neuberger Berman Real Estate Securities Income Fund Inc. has caused these presents to be signed on __________, 200_ in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or Assistant Secretary.

                                        NEUBERGER BERMAN REAL ESTATE SECURITIES
                                        INCOME FUND INC.

                                        By: _______________________________
                                        Name:
                                        Title:


WITNESS:


----------------------------
Name:
Title:



     The undersigned President or a Vice President of Neuberger Berman Real Estate Securities Income Fund Inc., who executed on behalf of the Fund the foregoing Articles of Amendment of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Fund the foregoing Articles of Amendment to be the corporate act of the Fund, and states under penalties of perjury that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.



                                        -------------------------------
                                        Name:
                                        Title:

                            ARTICLES SUPPLEMENTARY OF

            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.


     NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC., a Maryland corporation (the "Fund"), certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: (a) Pursuant to the authority expressly vested in the Board of Directors of the Fund by Article Sixth of the charter of the Fund, the Board of Directors has, by resolution, reclassified [_______] authorized and unissued shares of common stock of the Fund as auction preferred shares, Series B, [______] authorized and unissued shares of common stock of the Fund as auction preferred shares, Series D, [_______] authorized and unissued shares of common stock of the Fund as auction preferred shares, Series E and [_______] authorized and unissued shares of common stock of the Fund as auction preferred shares, Series F, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared).

     (b) The preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, and other rights and limitation of the auction preferred shares, Series B, Series D, Series E and Series F shall be subject in all respects to the preferences, conversion or other rights, voting powers, restrictions, qualifications, and terms and conditions of redemption applicable to auction preferred shares, Series A set forth in the Fund's charter; provided, however, that for the auction preferred shares, Series B classified hereby the Initial Rate Period shall be [__] days, for the auction preferred shares, Series D classified hereby the Initial Rate Period shall be [__] days, for the auction preferred shares, Series E classified hereby the Initial Rate Period shall be [__] days, and for the auction preferred shares, Series F classified hereby the Initial Rate Period shall be [__] days; and provided, further, that the Applicable Rate for the Initial Rate Period for the auction preferred shares, Series B, Series D, Series E and Series F, respectively, shall be determined pursuant to a methodology set forth in a resolution of the Board of Directors.

     SECOND: The foregoing amendment to the charter of the Fund does not increase the authorized capital stock of the Fund.

     IN WITNESS WHEREOF, Neuberger Berman Real Estate Securities Income Fund Inc. has caused these presents to be signed on __________, 200_ in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or Assistant Secretary.

     NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

                                      By: _______________________________
                                      Name:
                                      Title:


WITNESS:


----------------------------
Name:
Title:



     The undersigned President or a Vice President of Neuberger Berman Real Estate Securities Income Fund Inc., who executed on behalf of the Fund the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Fund the foregoing Articles Supplementary to be the corporate act of the Fund, and states under penalties of perjury that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.



                                      -------------------------------
                                      Name:
                                      Title:

      NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.


            ARTICLES SUPPLEMENTARY CREATING AND FIXING THE RIGHTS OF


                            AUCTION PREFERRED SHARES

                                    SERIES A

                                    SERIES B

                                    SERIES C

                                    SERIES D


                              ("PREFERRED SHARES")

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
DESIGNATION...................................................................1

DEFINITIONS...................................................................2

PART I.......................................................................16

1.  NUMBER OF AUTHORIZED SHARES..............................................16

2.  DIVIDENDS................................................................16

       (a)    RANKING........................................................16

       (b)    CUMULATIVE CASH DIVIDENDS......................................16

       (c)    DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE...............17

       (d)    DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF..................17

       (e)    DIVIDEND RATES AND CALCULATION OF DIVIDENDS....................17

       (f)    CURING A FAILURE TO DEPOSIT....................................18

       (g)    DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT.....................19

       (h)    AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND..........19

       (i)    DIVIDENDS PAID TO HOLDERS......................................19

       (j)    DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT
              UNPAID DIVIDENDS...............................................19

3.  RESERVED.................................................................19

4.  DESIGNATION OF SPECIAL RATE PERIODS......................................19

       (a)    LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD............19

       (b)    ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD....................20

       (c)    NOTICE OF PROPOSED SPECIAL RATE PERIOD.........................20

       (d)    NOTICE OF SPECIAL RATE PERIOD..................................20

       (e)    FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD...............21

5.  VOTING RIGHTS............................................................21

       (a)    ONE VOTE PER SHARE OF PREFERRED SHARES.........................21

       (b)    VOTING FOR ADDITIONAL DIRECTORS................................21

       (c)    HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER
              MATTERS........................................................22

       (d)    BOARD MAY TAKE CERTAIN ACTIONS WITHOUT STOCKHOLDER
              APPROVAL.......................................................23

       (e)    RELATIVE RIGHTS AND PREFERENCES................................24

       (f)    NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING......................24

       (g)    VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY
              DIVIDENDS......................................................24

       (h)    HOLDERS ENTITLED TO VOTE.......................................24

6.  1940 ACT PREFERRED SHARES ASSET COVERAGE.................................24

7.  PREFERRED SHARES BASIC MAINTENANCE AMOUNT................................24

8.  RESERVED.................................................................26

9.  RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS........................26

       (a)    DIVIDENDS ON SHARES OTHER THAN PREFERRED SHARES................26

       (b)    DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON
              SHARES UNDER THE 1940 ACT......................................26

       (c)    OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS........26

10. RESERVED.................................................................27

11. REDEMPTION...............................................................27

       (a)    OPTIONAL REDEMPTION............................................27

       (b)    MANDATORY REDEMPTION...........................................28

       (c)    NOTICE OF REDEMPTION...........................................28

       (d)    NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES......................29

       (e)    ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION......................29

       (f)    AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND........29

       (g)    SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE
              NO LONGER OUTSTANDING..........................................29

       (h)    COMPLIANCE WITH APPLICABLE LAW.................................29

       (i)    ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED....................30

       (j)    MODIFICATION OF REDEMPTION PROCEDURES..........................36

       (k)    PURCHASE OR OTHER ACQUISITION OF PREFERRED SHARES OUTSIDE
              OF AN AUCTION..................................................36

12. LIQUIDATION RIGHTS.......................................................30

       (a)    RANKING........................................................30

       (b)    DISTRIBUTIONS UPON LIQUIDATION.................................30

       (c)    PRO RATA DISTRIBUTIONS.........................................30

       (d)    RIGHTS OF JUNIOR SHARES........................................30

       (e)    CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION....................31

13. FUTURES AND OPTIONS TRANSACTIONS: FORWARD COMMITMENTS....................31

14. MISCELLANEOUS............................................................33

       (a)    RESERVED.......................................................33

       (b)    NO FRACTIONAL SHARES...........................................34

       (c)    STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR
              OTHERWISE ACQUIRED BY THE FUND.................................34

       (d)    BOARD MAY RESOLVE AMBIGUITIES..................................34

       (e)    HEADINGS NOT DETERMINATIVE.....................................34

       (f)    NOTICES........................................................34

PART II......................................................................34

1.  ORDERS...................................................................34

2.  SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT..................35

3.  DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND
    APPLICABLE RATE..........................................................37

4.  ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL
    ORDERS AND ALLOCATION OF SHARES..........................................38

5.  NOTIFICATION OF ALLOCATIONS..............................................40

6.  AUCTION AGENT............................................................40

7.  TRANSFER OF PREFERRED SHARES.............................................40

8.  GLOBAL CERTIFICATE.......................................................40

9.  FORCE MAJEURE............................................................50

     NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC., a Maryland corporation (the "Fund"), certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Fund by Article Sixth of the Fund's Articles of Incorporation (which, as restated, amended or supplemented from time to time are, together with these Articles Supplementary, herein called the "Charter"), the Board of Directors has, by resolution, reclassified from the unissued common stock of the Fund and authorized the issuance of 3,000 Series A Auction Preferred Shares, 3,000 Series B Auction Preferred Shares, 3,000 Series C Auction Preferred Shares, and 3,000 Series D Auction Preferred Shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared).

     SECOND: The preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, and other rights and limitation of the Series A, Series B, Series C and Series D Auction Preferred Shares and each other series of auction preferred shares now or hereafter described in this Articles Supplementary are as set forth in this Articles Supplementary.

     THIRD: That to the extent permitted by Maryland law, any provisions of the Articles of Incorporation that conflict with or are inconsistent with the provisions of the Articles Supplementary are hereby amended to conform to the terms of these Articles Supplementary.

                                   DESIGNATION

     Series A: 2,450 shares of preferred stock, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series A ("Series A Shares"). Each Series A Share shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Directors and an initial Dividend Payment Date of February 10, 2004.

     Series B: 2,450 shares of preferred stock, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series B ("Series B Shares"). Each Series B Share shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Directors and an initial Dividend Payment Date of February 12, 2004.

     Series C: 2,450 shares of preferred stock, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series C ("Series C Shares"). Each Series C Share shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Directors and an initial Dividend Payment Date of March 10, 2004.

     Series D: 2,450 shares of preferred stock, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series D ("Series D Shares" and, together with Series A Shares, Series B Shares and Series C Shares, "Preferred Shares"). Each Series D Share shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Directors and an initial Dividend Payment Date of February 27, 2004.

     Preferred Shares may be marketed under the name "AMPS," "auction market preferred shares," "auction preferred shares" or "Preferred Shares" or such other name as the Board of Directors may approve from time to time.

     Each Preferred Share shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Part I and Part II of these Articles Supplementary. Subject to the provisions of Section 5(c) of Part I hereof, the Board of Directors of the Fund may, in the future, reclassify additional shares of the Fund's capital stock as Preferred Shares, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the Applicable Rate for the Initial Rate Period, its initial Payment Date and any other changes in the terms herein set forth shall be as set forth in the Articles Supplementary reclassifying such shares as Preferred Shares.

     Capitalized terms used in Part I and Part II of these Articles Supplementary shall have the meanings (with the terms defined in the singular having comparable meanings when used in the plural and vice versa) provided in the "Definitions" section immediately following, unless the context otherwise requires.

                                   DEFINITIONS

     As used in Parts I and II of these Articles Supplementary, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     (a)  RESERVED.

     (b)  RESERVED.

     (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that for purposes of these Articles Supplementary no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors, or executive officers of which is a Director of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Director of the Fund.

     (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

     (e)  "ALL HOLD RATE" shall mean 80% of the Libor Rate.

     (d) "ANNUAL VALUATION DATE" shall mean the last Business Day of December of each year.

     (f) "APPLICABLE RATE" shall mean, for each Rate Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate,
(ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of each Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

     (g) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

     (h) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     (i) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of these Articles Supplementary.

     (j) "AUCTION DATE" with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

     (k) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of these Articles Supplementary.

     (l)  "AUDITOR'S CONFIRMATION" shall have the meaning specified in paragraph
(c) of Section 7 of Part I of these Articles Supplementary.

     (m) "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (n)  RESERVED.

     (o) "BENEFICIAL OWNER" with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

     (p) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

     (q) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

     (r) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Fund or any duly authorized committee thereof.

     (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in
Part II of these Articles Supplementary, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

     (t) "BROKER-DEALER AGREEMENT" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of these Articles Supplementary.

     (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized or obligated by law to close.

     (v) "CHARTER" shall have the meaning specified on the first page of these Articles Supplementary.

     (w)  "CLOSING TRANSACTION" shall have the meaning specified in paragraph
(a)(i)(A) of Section 13 of Part I of these Articles Supplementary.

     (x)  "CODE" means the Internal Revenue Code of 1986, as amended.

     (y)  RESERVED.

     (z) "COMMON SHARES" shall mean the outstanding shares of common stock, par value $.0001 per share, of the Fund.

     (aa) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

     (bb) "DATE OF ORIGINAL ISSUE" with respect to shares of a series of the Preferred Shares, shall mean the date on which the Fund initially issued such shares.

     (cc) "DEPOSIT SECURITIES" shall mean cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or F-1 by Fitch, P-1, MIG-1 or VMIG-1 by Moody's or AAA or A-1 by S&P.

     (dd) "DISCOUNTED VALUE" as of any Valuation Date, shall mean, (i) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is not currently callable or prepayable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the Fitch Discount Factor for a Fitch Eligible Asset or Moody's Discount Factor for a Moody's Eligible Asset, (ii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient as calculated above or the call price, whichever is lower, and (iii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is prepayable, the quotient as calculated above or the par value, whichever is lower.

     (ee) "DIVIDEND PAYMENT DATE" with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of these Articles Supplementary.

     (ff) "DIVIDEND PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of a series of Preferred Shares to but excluding the initial Dividend Payment Date for shares of such series and thereafter any period from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

     (gg) "EXISTING HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

     (hh) "EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 45 days thereafter.

     (ii) "FAILURE TO DEPOSIT," with respect to shares of a series of Preferred Shares, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, Eastern time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of these Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (jj) RESERVED.

     (kk) "FITCH" shall mean Fitch Ratings and its successors.

     (ll) "FITCH DISCOUNT FACTOR" means for the purposes of determining the Preferred Shares Basic Maintenance Amount, the percentage determined below:

     (a)  Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                           Discount Factor(1)(2)
                                                           ---------------------

     REIT or Other Real Estate Company Preferred Shares            154%

     REIT or Other Real Estate Company Common Stock                196%

     (b) Debt Securities of REITs and Other Real Estate Companies(1)(2):

     Term to Maturity            AAA      AA       A   BBB       BB       B     CCC
     ----------------            ---      --       -   ---       --       -     ---
     1 year....                  111%   114%    117%   120%     121%     127%   130%

     2 years or less
     (but longer than 1 year)    116%   123%    125%   127%     132%     137%   141%

     3 years or less
     (but longer than 2 years)   121%   125%    127%   131%     133%     140%   152%

     4 years or less
     (but longer than 3 years)   126%   126%    129%   132%     136%     144%   164%

     5 years or less
     (but longer than 4 years)   131%   132%    135%   139%     144%     149%   185%

     7 years or less
     (but longer than 5 years)   140%   143%    146%   152%     159%     167%   228%

     10 years or less
     (but longer than 7 years)   141%   143%    147%   153%     160%     168%   232%

     12 years or less
     (but longer than 10 years)  144%   144%    150%   157%     165%     174%   249%

     15 years or less
     (but longer than 12 years)  148%   151%    155%   163%     172%     182%   274%

     20-30 years...              152%   156%    160%   169%     180%     191%   306%

     (1) The Fitch Discount Factors will also apply to interest rate swaps and caps, whereby the rating on the counterparty will determine the appropriate Discount Factor to apply.

     (2) If a security is not rated by Fitch, but is rated by two other rating agencies, then the lower of the ratings on the security from the two other rating agencies will be used to determine the Fitch Discount Factor. If the security is not rated by Fitch, but has a rating from only one other rating agency, the other rating will be used.

     (c)  Convertible Securities:

     The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible securities have neither (x) conversion premiums greater than 100% nor (y) a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

     The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles, and (B) 179% for below investment grade convertibles so long as a such convertible securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

     The Fitch Discount Factor applied to convertible securities that have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve is 370%.

     (d)  U.S. government securities, including U.S. Treasury Securities:

     Remaining Term to Maturity          Discount Factor
     --------------------------          ---------------

     1 year............                      101.5%

     2 year............                      103%

     3 year............                      105%

     4 year............                      107%

     5 year............                      109%

     5-7 year..........                      112%

     7-10 year.........                      114%

     15 year...........                      122%

     20 year...........                      130%

     25 year...........                      146%

     30 year...........                      154%


     (e)  Short-Term Instruments and Cash:

     The Fitch Discount Factor applied to short-term portfolio securities, including without limitation debt securities and Short Term Money Market Instruments, will be (A) 100%, so long as such portfolio securities or repurchase agreements mature or have a demand feature at par exercisable within the Exposure Period, (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable during the Exposure Period, and 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the exposure period. A Fitch Discount Factor of 100% will be applied to cash.

     (f)  Other Securities:

     The Fitch Discount Factor with respect to securities other than those described above will be the percentage provided in writing by Fitch.

     (mm) "FITCH ELIGIBLE ASSET" shall mean the following:

     (a) Common stock, preferred stock, and any debt security of REITs and Other Real Estate Companies.

     (b) Debt securities of issuers other than REITS and Other Real Estate Companies, if such securities have been registered under the Securities Act of 1933, as amended ("Securities Act") or if such securities are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the

Fund's Board of Directors, issued by an issuer which (1) has not filed for bankruptcy in the past three years; (2) is current on all interest and principal on its fixed income obligations; (3) is current on all preferred stock dividends.

     (c) Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F-1 by Fitch or the equivalent by another rating agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another rating agency and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued.

     (d) Swaps, including Total Return Swaps and Credit Default Swaps, entered into according to ISDA.

     (e) U.S. government securities, including U.S. Treasury securities and U.S. Treasury Strips.

     (f) Short-Term Money Market Instruments as long as (i) such securities are rated at least F1+ by Fitch or the equivalent by another rating agency, (ii) in the case of demand deposits, time deposits and overnight funds, the depository institution or supporting entity is rated at least A by Fitch or the equivalent by another rating agency, (iii) such securities are of 2a-7 Money Market Funds,
(iv) such securities are repurchase agreements or (v) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another rating agency and the security matures in three months or (2) is rated at least AA by Fitch or the equivalent by another rating agency and matures within six months.

     (g) Cash (including, for this purpose, interest and dividends due on assets rated (i) BBB or higher by Fitch or the equivalent by another rating agency if the payment date is within 5 Business Days of the Valuation Date, (ii) A or higher by Fitch or the equivalent by another rating agency if the payment is within thirty days of the Valuation Date (iii) A+ or higher by Fitch or the equivalent by another rating agency if the payment date is within the Exposure Period; provided, however, that such interest and dividends may, at the Fund's discretion, be discounted at the same rate as the related security or on such other basis as Fitch and the Fund may agree from time to time) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

     (nn) "FITCH HEDGING TRANSACTION" shall have the meaning specified in paragraph 13(b)(1) of Part I of these Articles Supplementary.

     (oo) RESERVED.

     (pp) "FORWARD COMMITMENTS" shall have the meaning specified in paragraph
(a)(iv) of Section 13 of Part I of these Articles Supplementary.

     (qq) "FUND" shall mean the entity named on the first page of these Articles Supplementary, which is the issuer of the Preferred Shares.

     (rr) RESERVED.

     (ss) "HOLDER" with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

     (tt) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

     (uu) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act.

     (vv) "INITIAL RATE PERIOD" shall be the period from and including the Date of Original Issue to but excluding February 10, 2004 with respect to Series A Shares, February 12, 2004 with respect to Series B Shares, March 10, 2004 with respect to Series C Shares and February 27, 2004 with respect to Series D Shares.

     (ww) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security, which is equal to the yield on an equivalent interest-bearing security.

     (xx) "LATE CHARGE" shall have the meaning specified in subparagraph
(e)(1)(B) of Section 2 of Part I of these Articles Supplementary.

     (yy) "LIBOR DEALERS" means Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

     (zz) "LIBOR RATE" on any Auction Date or other testing date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which is either available from Bloomberg (or any successor) or appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the Fund and the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding such Auction Date or testing date (each a "LIBOR Determination Date"), or (ii) if such rate is not available from Bloomberg or does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 22 days, such rate shall be the seven-day LIBOR rate; (ii) 22 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

     (aaa) "LIQUIDATION PREFERENCE" with respect to a given number of Preferred Shares, means $25,000 times that number.

     (bbb) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined in accordance with the pricing procedures of the Neuberger Berman funds.

     (ccc) "MAXIMUM RATE" for shares of a series of Preferred Shares on any date on which the Applicable Rate is determined, the higher of applicable percentage of the Reference Rate or the applicable spread plus the Reference Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and Fitch subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

     Moody's            Fitch              Applicable        Applicable
     Credit Rating      Credit Rating      Percentage        Spread
     -------------      -------------      ----------        ------

     Aaa                AAA                125%               125 bps

     Aa3 to Aa1         AA- to AA+         150%               150 bps

     A3 to A1           A- to A+           160%               160 bps

     Baa3 to Baa1..     BBB- to BBB+       250%               250 bps

     Below Baa3....     Below BBB-         275%               275 bps

     (ddd) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days for Series A Shares, 7 Rate Period Days for Series B Shares, 28 Rate Period Days for Series C Shares and 28 Rate Period Days for Series D Shares.

     (eee) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

     (fff) "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

     (a)  Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                        Discount Factor(1)(2)(3)
                                                        ------------------------

     Common stock of REITs                                                 154%

     Preferred stock of REITs

       with Senior Implied or Unsecured Moody's (or Fitch) rating:         154%

       without Senior Implied or Unsecured Moody's (or Fitch) rating:      208%

                                                        Discount Factor(1)(2)(3)
                                                        ------------------------

     Preferred stock of Other Real Estate Companies

       with Senior Implied or Unsecured Moody's (or Fitch) rating:         208%

       without Senior Implied or Unsecured Moody's (or Fitch) rating       250%

     (1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification that exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

     (2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

     (3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

     (b)  Debt Securities of REITs and Other Real Estate Companies:(1)(2)

Maturity
in Years                                    Aaa    Aa     A      Baa    Ba      B      NR(2)
--------                                    ---    --     -      ---    --      -      -----
1 year or less.                             109%   112%   115%   118%   137%    150%   250%

2 years or less (but longer than 1 year)    115%   118%   122%   125%   146%    160%   250%

3 years or less (but longer than 2 years)   120%   123%   127%   131%   153%    168%   250%

4 years or less (but longer than 3 years)   126%   129%   133%   138%   161%    176%   250%

5 years or less (but longer than 4 years)   132%   135%   139%   144%   168%    185%   250%

7 years or less (but longer than 5 years)   139%   143%   147%   152%   179%    197%   250%

10 years or less (but longer than 7 years)  145%   150%   155%   160%   189%    208%   250%

15 years or less (but longer than 10 years) 150%   155%   160%   165%   196%    216%   250%

20 years or less (but longer than 15 years) 150%   155%   160%   165%   196%    228%   250%

30 years or less (but longer than 20 years) 150%   155%   160%   165%    196%   229%   250%

Greater than 30 years                       165%   173%   181%   189%   205%    240%   250%

     (1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

     (2) Unless otherwise agreed by the Fund and Moody's, unrated fixed-income and convertible securities, which are securities that are not rated by any of Moody's, S&P or Fitch, are limited to 10% of discounted Moody's Eligible Assets. If a security is either rated below B or not rated by any of Moody's, S&P or Fitch, the Fund will use the applicable percentage set forth in the row of the table entitled "NR" (not rated). Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. Upon notice by Moody's, however, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

     (c) Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below (non convertibles):(1)(2)

Maturity
in Years                                    Aaa    Aa     A      Baa    Ba      B      NR(2)
--------                                    ---    --     -      ---    --      -      -----
1 year or less.                             109%   112%   115%   118%   137%    150%   250%

2 years or less (but longer than 1 year)    115%   118%   122%   125%   146%    160%   250%

3 years or less (but longer than 2 years)   120%   123%   127%   131%   153%    168%   250%

4 years or less (but longer than 3 years)   126%   129%   133%   138%   161%    176%   250%

5 years or less (but longer than 4 years)   132%   135%   139%   144%   168%    185%   250%

7 years or less (but longer than 5 years)   139%   143%   147%   152%   179%    197%   250%

10 years or less (but longer than 7 years)  145%   150%   155%   160%   189%    208%   250%

15 years or less (but longer than 10 years) 150%   155%   160%   165%   196%    216%   250%

20 years or less (but longer than 15 years) 150%   155%   160%   165%   196%    228%   250%

30 years or less (but longer than 20 years) 150%   155%   160%   165%    196%   229%   250%

Greater than 30 years                       165%   173%   181%   189%   205%    240%   250%

     (1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

     (2) Unless otherwise agreed by the Fund and Moody's, unrated fixed-income and convertible securities, which are securities that are not rated by any of Moody's, S&P or Fitch, are limited to 10% of discounted Moody's Eligible Assets. If a security is either rated below B or not rated by any of Moody's, S&P or Fitch, the Fund will use the applicable percentage set forth in the row of the table entitled "NR" (not rated). Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. Upon notice by Moody's, however, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

     For corporate debt securities that do not pay interest in U.S. dollars, the Fund will contact Moody's to obtain the applicable currency conversion rates.

     (d)  U.S. Treasury Securities and U.S. Treasury Strips:

                                      A-9

                                                 U.S. Treasury Securities     U.S. Treasury Strips
     Remaining Term to Maturity                  Discount Factor              Discount Factor
     --------------------------                  ---------------              ---------------

     1 year or less                                  107%                            107%

     2 years or less (but longer than 1 year)        113%                            115%

     3 years or less (but longer than 2 years)       118%                            121%

     4 years or less (but longer than 3 years)       123%                            128%

     5 years or less (but longer than 4 years)       128%                            135%

     7 years or less (but longer than 5 years)       135%                            147%

     10 years or less (but longer than 7 years)      141%                            163%

     15 years or less (but longer than 10 years)     146%                            191%

     20 years or less (but longer than 15 years)     154%                            218%

        30 years or less (but longer than 20 years)     154%                            244%

     (e) Short-Term Instruments and Cash. The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities and Short Term Money Market Instruments, other than 2a-7 Money Market Funds, will be (i) 100%, so long as such portfolio securities or repurchase agreements mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. The Moody's Discount Factor applied to 2a-7 Money Market Funds will be 100% if the 2a-7 Money Market Funds are rated by Moody's and 115% if the 2a-7 Money Market Funds are not rated by Moody's. A Moody's Discount Factor of 100% will be applied to cash.

     (ggg) "MOODY'S ELIGIBLE ASSETS" shall mean the following:

     (a) Common stock, preferred stock and any debt security of REITs and Real Estate Companies.

          (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ("Moody's Sector Classifications") listed below and of which no more than 38% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

          (ii) Unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate, do not exceed 10% of the discounted Moody's Eligible Assets;

     (b) Corporate debt securities if (A) such securities are rated B3or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Fund's Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

     Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years,
(ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

     (c) Interest rate swaps entered into according to ISDA standards if (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily. Upon notice to and discussion with Moody's, Credit Default Swaps and Total Return Swaps;

     (d) U.S. government securities, including U.S. Treasury Securities and Treasury Strips;

     (e) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the depository institution is rated at least A2, (C) such securities are of 2a-7 Money Market Funds, (D) such securities are repurchase agreements, or (E) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by Fitch and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

     (f) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date; provided, however, that such interest and dividends may, at the Fund's discretion, be discounted at the same rate as the related security or on such other basis as Moody's and the Fund may agree from time to time) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

     (hhh) "MOODY'S HEDGING TRANSACTION" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of these Articles Supplementary.

     (iii) "MOODY'S REAL ESTATE INDUSTRY/PROPERTY SECTOR CLASSIFICATION" means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, "NAREIT"):

          1. Office

          2. Industrial

          3. Mixed

          4. Shopping Centers

          5. Regional Malls

          6. Free Standing

          7. Apartments

          8. Manufactured Homes

          9. Diversified

          10. Lodging/Resorts

          11. Health Care 12. Home Financing

          13. Commercial Financing

          14. Self Storage

          15. Specialty

     The Fund will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.

     (jjj) RESERVED.

     (kkk) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

     (lll) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of these Articles Supplementary) as of the last Business Day of each month, shall mean the last Business Day of the following month.

     (mmm) "1940 ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

     (nnn) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of Part I of these Articles Supplementary.

     (ooo) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of a series of Preferred Shares pursuant to subparagraph (d)(i) of Section 4 of Part I of these Articles Supplementary.

     (ppp) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

     (qqq) "OTHER REAL ESTATE COMPANIES" shall mean companies that generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.

     (rrr) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

     (sss) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     (ttt) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

     (uuu) "POTENTIAL HOLDER," with respect to Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of Preferred Shares or that is an Existing Holder of Preferred Shares that wishes to become the Existing Holder of additional Preferred Shares.

     (vvv) "PREFERRED SHARES" shall have the meaning set forth on the first page of these Articles Supplementary.

     (www) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT" as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date (including Preferred Shares held by an Affiliate of the Fund but not Preferred Shares held by the Fund) multiplied by $25,000 (plus the product of the number of shares of any other series of preferred stock outstanding on such date multiplied by the liquidation preference of such shares) plus any redemption premium applicable to Preferred Shares (or other preferred stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on Preferred Shares outstanding from such first Dividend Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Fund senior in right of payment to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

     (xxx) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of these Articles Supplementary) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

     (yyy) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer, Assistant Treasurer, Controller, Assistant Controller or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

     (zzz) "PRICING SERVICE" shall mean any pricing service designated from time to time in accordance with the Fund's pricing procedures.

     (aaaa) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each March, June, September and December of each year, commencing on March 31, 2004.

     (bbbb) "RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of such shares that have a Moody's rating of Aaa (if Moody's is then rating the Preferred Shares) and a Fitch rating of AAA (if Fitch is then rating the Preferred Shares) and any Subsequent Rate Period, including any Special Rate Period, of Preferred Shares.

     (cccc) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of these Articles Supplementary or paragraph (b) of Section 4 of Part I of these Articles Supplementary.

     (dddd) "REIT," or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

     (eeee) "REDEMPTION PRICE" shall mean the applicable redemption price specified in Section 11 of Part I of these Articles Supplementary.

     (ffff) "REFERENCE RATE" shall mean, with respect to the determination of the Maximum Rate, the applicable LIBOR Rate, for a Rate Period of fewer than 365 days, or the applicable Treasury Index Rate, for a Rate Period of 365 days or more.

     (gggg) "REGISTRATION STATEMENT" shall mean the Fund's registration statement on Form N-2 (333-111033) ("Registration Statement"), as the same may be amended from time to time.

     (hhhh) "RULE 144A SECURITIES" shall include restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws.

     (iiii) "S&P" shall mean Standard & Poor's Ratings Services and its successors.

     (jjjj) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

     (kkkk) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

     (llll) "SHORT-TERM MONEY MARKET INSTRUMENTS" shall mean the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

          (i) commercial paper rated A-1 or the equivalent if such commercial paper matures in 30 days or A-1+ or the equivalent if such commercial paper matures in over 30 days;

          (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

          (iii) overnight funds;

          (iv) U.S. Government Securities;

          (v) registered investment companies that are money market funds in compliance with Rule 2a-7 under the 1940 Act ("2a-7 Money Market Funds"); and

          (vi) overnight repurchase agreements.

     (mmmm) "SPECIAL RATE PERIOD," with respect to Preferred Shares, shall have the meaning specified in paragraph (a) of Section 4 of Part I of these Articles Supplementary.

     (nnnn) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of these Articles Supplementary.

     (oooo) "SUBMISSION DEADLINE" shall mean 1:00 P.M., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     (pppp) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (qqqq) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (rrrr) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (ssss) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (tttt) "SUBSEQUENT RATE PERIOD," with respect to Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of Preferred Shares to but excluding the next Dividend Payment Date for Preferred Shares and any period thereafter from and including one Dividend Payment Date for Preferred Shares to but excluding the next succeeding Dividend Payment Date for Preferred Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

     (uuuu) "SUBSTITUTE LIBOR DEALER" shall mean Credit Suisse First Boston or Morgan Stanley & Co., Incorporated or their respective affiliates or successors, if such entity is a Libor dealer, or such other entity designated by the Fund; provided, however, that none of such entities shall be a Libor Dealer.

     (vvvv) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean Credit Suisse First Boston or Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer or such other entity designated by the Fund; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

     (wwww) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (xxxx) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

     (yyyy) "SWAP" means a derivative transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

          (i) "INTEREST RATE SWAP" means an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon periodic interest rate multiplied by some predetermined dollar principal, called the notional principal amount. No principal (no notional amount) is exchanged between parties to the transaction; only interest is exchanged.

          (ii) "TOTAL RETURN SWAP" means an agreement between counterparties in which one party agrees to make payments of the total return from the underlying asset(s) that may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

          (iii) "CREDIT DEFAULT SWAP" means an agreement between counterparties in which one party is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement in the event of a default by a third party on the debt obligation. In return, such party would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.

     (zzzz) "TREASURY FUTURES" shall have the meaning specified in paragraph
(a)(i) of Section 13 of Part I of these Articles Supplementary.

     (aaaaa) "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

     (bbbbb) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

     (ccccc) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Note Rate, the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

     (ddddd) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities Dealer selected by the Fund as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government Securities Dealer.

     (eeeee) "U.S. TREASURY SECURITIES" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

     (fffff) "U.S. TREASURY STRIPS" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

     (ggggg) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each month.

     (hhhhh) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of these Articles Supplementary.

     (iiiii) "WINNING BID RATE" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of these Articles Supplementary.


                                     PART I

     1. NUMBER OF AUTHORIZED SHARES. The number of authorized shares constituting the Series A Shares is 3,000 of which 2,450 shares will be issued on January 30, 2004. The number of authorized shares constituting the Series B Shares is 3,000, of which 2,450 shares will be issued on January 30, 2004. The number of authorized shares constituting the Series C Shares is 3,000, of which 2,450 shares will be issued on January 30, 2004. The number of authorized shares constituting the Series D Shares is 3,000, of which 2,450 shares will be issued on January 30, 2004.

     2.   DIVIDENDS.

     (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with any other series of preferred stock as to the payment of dividends by the Fund.

     (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of a series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor in accordance with the Charter and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this
Section 2, and no more (except to the extent set forth in Section 3 of this Part
I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

     (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on Preferred Shares of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

     (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. Dividends shall be payable for the Initial Rate Period on February 10, 2004, with respect to Series A Shares, February 12, 2004 with respect to Series B Shares, March 10, 2004 with respect to Series C Shares and February 27, 2004 with respect to Series D Shares, and, if declared by the Board of Directors (which declaration may be by a single resolution for multiple such dates), on each seventh day thereafter (or after the Dividend Payment Date with respect to an intervening Special Rate Period), with respect to Series A Shares, each seventh day thereafter (or after the Dividend Payment Date with respect to an intervening Special Rate Period), with respect to Series B Shares, each twenty-eighth day thereafter (or after the Dividend Payment Date with respect to an intervening Special Rate Period), with respect to Series C Shares and each twenty-eighth day thereafter (or after the Dividend Payment Date with respect to an intervening Special Rate Period), with respect to Series D Shares (each date being a "Dividend Payment Date"); provided, however, that:

          (i) if the day on which dividends would otherwise be payable on Preferred Shares is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day, and

          (ii) notwithstanding this paragraph (d) of Section 2, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 7 Rate Period Days, with respect to Series A Shares, 7 Rate Period Days, with respect to Series B Shares, 28 Rate Period Days, with respect to Series C Shares, and 28 Rate Period Days, with respect to Series D Shares; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this
Part I.

     (e)  DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

     (i) DIVIDEND RATES. The dividend rate on shares of a series of Preferred Shares during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation." The initial dividend rate on any series of preferred stock subsequently established by the Fund shall be the rate set forth in or determined in accordance with the resolutions of the Board of Directors establishing such series. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if:

     (A) subject to Section 9 of Part 2, an Auction for any Subsequent Rate Period of a series of Preferred Shares is not held for any reason other than as described below or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of any series being the subject of Submitted Hold Orders), then the dividend rate on the shares of such series for such Subsequent Rate Period will be the Maximum Rate of such series on the Auction Date therefor;

     (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2, the Fund must pay to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph
(c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed;

     (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the second Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period for shares of such series shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period; or

     (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, Eastern time, on the third Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 270 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held with respect to shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the third Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "Baa3"/BBB-").

     (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends on shares of such series shall be payable shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days for Series A Shares, 7 Rate Period Days for Series B Shares, 28 Rate Period Days for Series C Shares or 28 Rate Period Days for Series D Shares and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

     (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of these Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, Eastern time, on each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

     (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

     (i) DIVIDENDS PAID TO HOLDERS. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

     (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

     3.   RESERVED.

     4.   DESIGNATION OF SPECIAL RATE PERIODS.

     (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a special rate period consisting of a specified number of Rate Period Days, other than the number of Rate Period Days comprising a Minimum Rate Period, that is evenly divisible by seven, subject to adjustment as provided in paragraph (b) of this Section 4 (each such period, a "Special Rate Period"). A designation of a Special Rate Period shall be effective only if
(A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of
Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify Fitch (if Fitch is then rating the series of Preferred Shares) and Moody's (if Moody's is then rating the series of Preferred Shares) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Fitch (if Fitch is then rating the series of Preferred Shares) and Moody's (if Moody's is then rating the series of Preferred Shares) with such documents as either may request. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Share Maintenance Amount.

     (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Tuesday that is a Business Day in case of Series A Shares, (b) a Thursday that is a Business Day in the case of Series B Shares, (c) a Wednesday that is a Business Day in the case of Series C Shares or (d) a Friday that is a Business Day in the case of Series D Shares, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day in the case of Series A Shares, (b) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day in the case of Series B Shares, (c) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day in the case of Series C Shares or (d) on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day in the case of Series D Shares.

     (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this
Section 4, not less than 7 (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., Eastern time, on the second Business Day next preceding such date (or by such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

     (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers), the Fund shall deliver to the Auction Agent either:

     (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof,
(B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction (other than because all Outstanding shares of such series are subject to Submitted Hold Orders), (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating the series in question) and Fitch Eligible Assets (if Fitch is then rating the series in question) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) if applicable, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factors applicable to Fitch Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein); or

     (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

     (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this
Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

     5.   VOTING RIGHTS.

     (a) ONE VOTE PER SHARE OF PREFERRED SHARES. Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of Stockholders of the Fund, and (ii) the holders of outstanding shares of preferred stock, including Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the Stockholders of the Fund held for the election of Directors, the holders of outstanding shares of preferred stock, including Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board of Directors), each share of preferred stock, including each Preferred Share, entitling the holder thereof to one vote; provided, further, that if the Board of Directors shall be divided into one or more classes, the Board of Directors shall determine to which class or classes the Directors elected by the holders of preferred stock shall be assigned and the holders of the preferred stock shall only be entitled to elect the Directors so designated as being elected by the holders of the preferred stock when their term shall have expired; provided, finally, that such Directors appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Directors. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and shares of preferred stock, including Preferred Shares, voting together as a single class, shall elect the balance of the Directors.

     (b)  VOTING FOR ADDITIONAL DIRECTORS.

     (i) VOTING PERIOD. Except as otherwise provided in the Charter or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the holders of preferred stock, including Preferred Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of preferred stock, including Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of stock of the Fund), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

     (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding shares of preferred stock, including Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

     (B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the Directors of the Fund.

     Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

     (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred stock, including Preferred Shares, to elect additional Directors as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed or on such other date as the Fund and the Auction Agent may agree. At any such special meeting and at each meeting of holders of preferred stock, including Preferred Shares, held during a Voting Period at which Directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of stock of the Fund), shall be entitled to elect the number of Directors prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

     (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. The terms of office of all persons who are Directors of the Fund at the time of a special meeting of Holders and holders of other shares of preferred stock of the Fund to elect Directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Directors elected by the Holders and such other holders of shares of preferred stock of the Fund and the remaining incumbent Directors elected by the holders of the Common Shares and preferred stock, including Preferred Shares, shall constitute the duly elected Directors of the Fund.

     (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders and holders of other shares of preferred stock of the Fund pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining Directors shall constitute the Directors of the Fund and the voting rights of the Holders and such other holders to elect additional Directors pursuant to subparagraph (b)(i) of this
Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

     (c)  HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

     (i) INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 13 of this Part I, the Board of Directors, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any series of Preferred Shares, or classes or series of preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's or Fitch is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $340,000,000) or (b) amend, alter or repeal the provisions of the Charter, or these Articles Supplementary, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division or split of a share of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and
(iii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Fund will not approve any such action without the affirmative vote or consent of the holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

     (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Charter, (A) the affirmative vote of the Holders of a "majority of the outstanding" (as such term is defined in the 1940 Act) preferred stock of the Fund, including Preferred Shares, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (B) any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

     (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT STOCKHOLDER APPROVAL. The Board of Directors may, without the vote or consent of the Holders of the Preferred Shares, or any other stockholder of the Fund, from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of the Articles Supplementary viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided the Board of Directors receives confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred Shares by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares):

Auditor's Confirmation               Moody's Hedging Transactions
Annual Valuation Date                Moody's Real Estate Industry/Property Sector Classification
Closing Transaction                  1940 Act Cure Date
Deposit Securities                   1940 Act Preferred Shares Asset Coverage
Discounted Value                     Other Real Estate Company
Exposure Period                      Preferred Shares Basic Maintenance Amount
Fitch Discount Factor                Preferred Shares Basic Maintenance Cure Date
Fitch Eligible Assets                Preferred Shares Basic Maintenance Report
Fitch Hedging Transactions           Quarterly Valuation Date
Forward Commitments                  Real Estate Index
Hedging Transactions                 REIT
Independent Accountant               Swap
Market Value                         Treasury Futures
Moody's Discount Factor              Valuation Date
Moody's Eligible Assets

     In addition, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied, or to increase the spread added to the Reference Rate, to determine the Maximum Rate without the vote or consent of the holders of shares of preferred stock, including each series of Preferred Shares, or any other stockholder of the Fund, and without receiving any confirmation from any rating agency, after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would meet the Preferred Shares Basic Maintenance Amount Test.

     (e) RELATIVE RIGHTS AND PREFERENCES. Unless otherwise required by law or provided elsewhere in the Charter, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

     (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

     (g) VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 5.

     (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Articles Supplementary, by the other provisions of the Charter, by statute or otherwise, no Holder shall be entitled to vote any share of a series of Preferred Shares and no share of a series of Preferred Shares shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of a series of Preferred Shares held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

     6. 1940 ACT PREFERRED SHARES ASSET COVERAGE. The Fund shall maintain, as of the last Business Day of each month in which any share of a series of Preferred Shares is outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that the redemption pursuant to Section 11(b) shall be the sole remedy in the event the Fund fails to do so.

     7.   PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

     (a) So long as Preferred Shares are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares); provided, however, that the redemption pursuant to
Section 11(b) shall be the sole remedy in the event the Fund fails to do so.

     (b) On or before 5:00 P.M., Eastern time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Fund shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), in each case on or before the seventh Business Day after the last Business Day of each month. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

     (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date that is also an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report, (ii) that, in such Report, the Fund correctly determined in accordance with these Articles Supplementary whether the Fund had, at such Annual Valuation Date, Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) that, in such Report, the Fund determined whether the Fund had, at such Annual Valuation Date in accordance with these Articles Supplementary, with respect to the Fitch ratings on portfolio securities, the issuer name and issue size and coupon rate listed in such Report, verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings on portfolio securities, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences,
(v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, that the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that the Fund has satisfied the requirements of Section 13 of this Part I of these Articles Supplementary with respect to portfolio holdings as of the date of such Report (such confirmation is herein called the "Auditor's Confirmation"); provided, however, that the Accountant may base the conclusions related to (ii) through (vi) above on a sample of at least 25 securities (or such other number of securities as the Accountant and Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) may agree from time to time).

     (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to Fitch (if Fitch is then rating the shares of series in question) and Moody's (if Moody's is then rating the series in question) an Auditor's Confirmation as to such Preferred Shares Basic Maintenance Report.

     (e)  If any Auditor's Confirmation delivered pursuant to paragraph (c) or
(d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Fund was determined by the Independent Accountant, then in the absence of manifest error the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) promptly following receipt by the Fund of such Auditor's Confirmation.

     (f) On or before 5:00 p.m., Eastern time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

     (g) On or before 5:00 p.m., Eastern time, on the seventh Business Day after either (i) the Fund shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Fitch Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount on any valuation date is less than or equal to 105% or (iii) whenever requested by Moody's or Fitch, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of either such event.

     8.   RESERVED.

     9.   RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

     (a) DIVIDENDS ON SHARES OTHER THAN PREFERRED SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of stock of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of stock of the Fund ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such class or series of shares of stock ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

     (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Board of Directors shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

     (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph
(a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

     10.  RESERVED.

     11.  REDEMPTION.

     (a)  OPTIONAL REDEMPTION.

     (i) Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 250 shares of such series of Preferred Shares remain outstanding; (2) shares of a series of Preferred Shares are redeemable by the Fund during the Initial Rate Period only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph
(a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

     (ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

     (iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders or by such other method that the Board of Directors deems fair and equitable.

     (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of Preferred Shares may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

     (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equal to the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Fund shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any Preferred Shares, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred stock of the Fund. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factor applicable to Fitch Discount Assets shall be determined by reference, if applicable, to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor and Fitch Discount Factor herein.

     (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the Preferred Shares, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, or fails to maintain the 1940 Act Preferred Shares Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred stock the redemption or retirement of which would have had such result, all Preferred Shares and other preferred stock then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other shares of preferred stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred stock (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Preferred Shares and other preferred stock that are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those Preferred Shares and other preferred stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph
(b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders or by such other method that the Board of Directors deems fair and equitable.

     (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for the shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

     (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

     (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

     (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day fixed for redemption thereby, in funds available on that Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates, if any, for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Preferred Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

     (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Maryland law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.

     (i) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

     (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 11, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any holder of the relevant series of Preferred Shares, and (ii) the Fund receives notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to the Preferred Shares.

     (k) PURCHASE OR OTHER ACQUISITION OF PREFERRED SHARES OUTSIDE OF AN AUCTION. Except for the provisions described above, nothing contained in these Articles Supplementary limits any right of the Fund to purchase or otherwise acquire any shares of each series of Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of each series of Preferred Shares for which Notice of Redemption has been given and the Fund meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of any series of Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

     12.  LIQUIDATION RIGHTS.

     (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with shares of any other series of preferred stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

     (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its Stockholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph
(b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

     (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred stock ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

     (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any corporation nor the merger or consolidation of any corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

     13.  FUTURES AND OPTIONS TRANSACTIONS; FORWARD COMMITMENTS.

     (a) For so long as any Preferred Shares are rated by Moody's, the Fund may buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options on portfolio securities, swaps and securities lending unless it receives written confirmation from Moody's that engaging in such transactions would impair the ratings then assigned to the Preferred Shares by Moody's, (collectively "Moody's Hedging Transactions"), subject to the following limitations:

          (i) FUTURE AND CALL OPTIONS: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Moody's Eligible Assets. Likewise, assets held in segregated accounts, including assets used to cover good faith margin deposits and maximum daily variation payments, in connection with such futures and any uncovered call options shall not be included as Moody's Eligible Assets. For call options purchased by the Fund, the Market Value of the call options will be included as Moody's Eligible Asset subject to a Moody's Discount Factor mutually agreed to between the Fund and Moody's.

          (ii) SECURITIES LENDING: For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Moody's Eligible Assets with the appropriate Moody's Discount Factor applied to each such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. Moreover, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these Articles Supplementary in securities that otherwise would qualify as Moody's Eligible Assets. As collateral for securities lent, the Fund also may receive securities that otherwise would qualify as Moody's Eligible Assets. In either such event, to the extent that the securities lending collateral constitutes Moody's Eligible Assets, if the value of such collateral exceeds, whether due to appreciation or otherwise, the value of the securities lent, in each case after applying the appropriate Moody's Discount Factor, such excess shall be included as a Moody's Eligible Asset. Conversely, if the discounted value of such securities lending collateral is less than the discounted value of the securities lent, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount.

          (iii) SWAPS (INCLUDING TOTAL RETURN SWAPS, INTEREST RATE SWAPS AND CREDIT DEFAULT SWAPS): Total Return and Interest Rate Swaps are subject to the following provisions:

          (A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor on the counterparty to the swap transaction. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will subtract the outstanding liability from the total Moody's Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

          In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Moody's Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding Preferred Shares. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

          (B) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Moody's Discount Factor for each security subject to the swap;

               (2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor assessed based on the counterparty rating; and

               (3) The Fund will not include a Credit Default Swap as a Moody's Eligible Asset purchased by the Fund without the Fund holding the underlying security or when the Fund buys a Credit Default Swap for a basket of securities without holding all the securities in the basket.

     If not otherwise provided for in (a)(i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Fund's Valuation Procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Preferred Shares Basic Maintenance Amount. Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will either have a mutually agreed upon valuation by Moody's and the Fund for purposes of determining Moody's Eligible Assets or will be excluded from Moody's Eligible Assets. Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is based upon an individual security or securities that are Moody's Eligible Assets (e.g., a purchased call option on a bond that is in-the-money) will be valued as follows for purposes of determining Moody's Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be (1) reduced as described in (A) and (2) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty, with the remaining amount after these reductions then added to Moody's Eligible Assets.

     For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

     (b) For so long as any Preferred Shares are rated by Fitch, the Fund may buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options on portfolio securities, swaps and securities lending unless it receives written confirmation from Fitch that engaging in such transactions would impair the ratings then assigned to the Preferred Shares by Fitch, (collectively "Fitch Hedging Transactions"), subject to the following limitations:

          (i) FUTURE AND CALL OPTIONS: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Fitch Eligible Assets. Likewise, assets held in segregated accounts, including assets used to cover good faith margin deposits and maximum daily variation payments, in connection with such futures and any uncovered call options shall not be included as Fitch Eligible Assets. For call options purchased by the Fund, the Market Value of the call options will be included as Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Fund and Fitch.

          (ii) SECURITIES LENDING: For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to each such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. Moreover, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these Articles Supplementary in securities that otherwise would qualify as Fitch Eligible Assets. As collateral for securities lent, the Fund also may receive securities that otherwise would qualify as Fitch Eligible Assets. In either such event, to the extent that the securities lending collateral constitutes Fitch Eligible Assets, if the value of such collateral exceeds, whether due to appreciation or otherwise, the value of the securities lent, in each case after applying the appropriate Fitch Discount Factor, such excess shall be included as a Fitch Eligible Asset. Conversely, if the discounted value of such securities lending collateral is less than the discounted value of the securities lent, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount.

          (iii) SWAPS (INCLUDING TOTAL RETURN SWAPS, INTEREST RATE SWAPS
AND CREDIT DEFAULT SWAPS): Total Return and Interest Rate Swaps are subject to the following provisions:

          (A)  Only the cumulative unsettled profit and loss from a Total
Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will subtract the outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

          In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding Preferred Shares. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

          (B) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Fitch Discount Factor for each security subject to the swap;

               (2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty rating; and

               (3) The Fund will not include a Credit Default Swap as a Fitch Eligible Asset purchased by the Fund without the Fund holding the underlying security or when the Fund buys a Credit Default Swap for a basket of securities without holding all the securities in the basket.

     If not otherwise provided for in (a)(i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Fund's Valuation Procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Preferred Shares Basic Maintenance

Amount. Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is not based upon an individual security or securities that are Fitch Eligible Assets will either have a mutually agreed upon valuation by Fitch and the Fund for purposes of determining Fitch Eligible Assets or will be excluded from Fitch Eligible Assets. Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is based upon an individual security or securities that are Fitch Eligible Assets (e.g., a purchased call option on a bond that is in-the-money) will be valued as follows for purposes of determining Fitch Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be reduced by applying the Fitch Discount Factor (as it would apply to the underlying security or securities) and then added to Fitch Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be (1) reduced as described in (A) and (2) further reduced by applying to the remaining amount the Fitch Discount Factor determined by reference to the credit rating of the derivative counterparty, with the remaining amount after these reductions then added to Fitch Eligible Assets.

     For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

     In the event any Preferred Shares are outstanding and another rating agency is rating such shares in addition to or in lieu of Moody's or Fitch, the Fund shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

     14.  MISCELLANEOUS.

     (a) AMENDMENT OF ANNEX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), approving an annex hereto, (1) reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of these Articles Supplementary without stockholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares described herein. Each such additional series and all such additional shares shall be governed by the terms of these Articles Supplementary.

     (b) NO FRACTIONAL SHARES. No fractional Preferred Shares shall be issued.

     (c)  STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE
ACQUIRED BY THE FUND. Preferred Shares that are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares.

     (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Articles Supplementary with respect to any series of Preferred Shares prior to the issuance of shares of such series.

     (e) HEADINGS NOT DETERMINATIVE. The headings contained in these Articles Supplementary are for convenience of reference only and shall not affect the meaning or interpretation of these Articles Supplementary.

     (f) NOTICES. All notices or communications, unless otherwise specified in the Bylaws of the Fund or these Articles Supplementary, shall be sufficiently given if in writing and delivered in person or by facsimile or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 14 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these Articles Supplementary or by the Maryland General Corporation Law for notices of stockholders' meetings.

                                     PART II

     1.   ORDERS.

     (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

     (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

     (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such series;

     (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

     (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

     (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

     (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

     (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

     (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

     (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of
Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

     (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

     (A) the number of Outstanding shares of such series specified in such Sell Order; or

     (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph
(c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

     (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

     (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

     (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

     (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

     2.   SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

     (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

     (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

     (ii) the aggregate number of shares of such series that are the subject of such Order;

     (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

     (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

     (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

     (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

     (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

     (c)  If an Order or Orders covering all of the Outstanding Preferred
Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

     (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

     (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

     (B)  subject to subclause (A), if more than one Bid of an Existing
Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

     (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

     (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

     (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

     (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

     (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

     (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

     (i) the excess of the number of Outstanding Preferred Shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

     (ii) from the Submitted Orders for shares of such series whether:

     (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series exceeds or is equal to the sum of:

     (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

     (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

     (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

     (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

     (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

     (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

     (i) if Sufficient Clearing Bids for shares of such series exist, the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

     (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

     (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be the All Hold Rate.

     4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

     Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

     (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and
(e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

     (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

     (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

     (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

     (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph
(a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

     (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

     (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

     (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

     (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

     (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

     (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

     (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

     (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

     (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series.

     Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

     (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

     5.   RESERVED.

     6.   AUCTION AGENT.

     For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. Eastern time on the Business Day preceding an Auction for shares of a series of Preferred Shares and 9:30 a.m. Eastern time on the Auction Date for such Auction to ascertain the number of shares in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

     7.   TRANSFER OF PREFERRED SHARES.

     Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such

Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

     8.   GLOBAL CERTIFICATE.

     Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

     9.   FORCE MAJEURE.

     (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

     (b)  Notwithstanding anything else set forth herein, if a Dividend
Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date cannot be paid for any such reason, then:

          (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

          (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

          (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

     IN WITNESS WHEREOF, Neuberger Berman Real Estate Securities Income Fund Inc. has caused these presents to be signed on January 27, 2004 in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or Assistant Secretary.


                                             NEUBERGER BERMAN REAL ESTATE
                                             SECURITIES INCOME FUND INC.



                                                    /s/ Frederic Soule
                                             -----------------------------
                                             Name:  Frederic Soule
                                             Title: Vice President



WITNESS:




   /s/ Claudia A. Brandon
-----------------------------
Name:   Claudia A. Brandon
Title:  Secretary






     The undersigned President or a Vice President of Neuberger Berman Real Estate Securities Income Fund Inc., who executed on behalf of the Fund the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Fund the foregoing Articles Supplementary to be the corporate act of the Fund, and states under penalties of perjury that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.



                                                          /s/ Frederic Soule
                                                   ---------------------------
                                                   Name:  Frederic Soule
                                                   Title: Vice President

                                                                      APPENDIX B

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER


     S&P CORPORATE BOND RATINGS:
     --------------------------

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B - Bonds rated B are more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC - Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC - Bonds rated CC are currently highly vulnerable to nonpayment.

     C - Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. A C rating also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     S&P COMMERCIAL PAPER RATINGS:
     ----------------------------

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

     A-3 - Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

     B - Issues with this rating are regarded as having only speculative capacity for timely payment.

     C - This rating is assigned to short-term debt obligations with high vulnerability to nonpayment.

     D - Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

     MOODY'S CORPORATE BOND RATINGS:
     ------------------------------

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     MOODY'S COMMERCIAL PAPER RATINGS:
     --------------------------------

     PRIME-1 - Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. PRIME-1 repayment ability will often be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2 - Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3 - Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME - Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

     FITCH INVESTMENT GRADE BOND RATINGS
     -----------------------------------

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F1+'.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR: Indicates that Fitch does not rate the specific issue.

     WITHDRAWN: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

     RATING WATCH: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. Rating Watch is typically resolved over a relatively short period.


     FITCH HIGH YIELD BOND RATINGS
     -----------------------------

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

     CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `DDD,' `DD,' or `D' categories.

     NR: Indicates that Fitch does not rate the specific issue.

     CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     FITCH INVESTMENT GRADE SHORT-TERM RATINGS
     -----------------------------------------

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F1+'.

     F2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned `F1+' and `F1' ratings.

     F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Issues assigned this rating are in actual or imminent payment default.

* * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                      YOUR VOTE IS IMPORTANT NO MATTER HOW
                          MANY SHARES OF STOCK YOU OWN.


                      PLEASE SIGN AND DATE THE REVERSE SIDE
                    OF THIS PROXY CARD AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE.


                          THIS PROXY CARD IS VALID ONLY
                             WHEN SIGNED AND DATED.

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

--------------------------------------------------------------------------------

                    NEUBERGER BERMAN REALTY INCOME FUND INC.

        PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JANUARY 25, 2008



P The undersigned appoints as proxies Robert Conti, Frederic B. Soule and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of common or preferred stock in Neuberger
R Berman Realty Income Fund Inc. ("Fund") at the Special Meeting of Stockholders to be held on January 25, 2008, at 11:00 a.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New
O York, New York 10158-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present. O

X Receipt of the Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.
Y
      The shares of common or preferred stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

 ------------------                                      ------------------
| SEE REVERSE SIDE |                                    | SEE REVERSE SIDE |
 ------------------                                      ------------------

     NEUBERGER BERMAN REALTY INCOME FUND INC. OFFERS STOCKHOLDERS OF RECORD
                         THREE WAYS TO VOTE YOUR PROXY

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

     TELEPHONE VOTING                             INTERNET VOTING                             VOTING BY MAIL
This   method   of  voting  is        Visit the Internet voting Web site at          Simply  sign and date  your  proxy
available for residents of the        http://proxy.georgeson.com. Have this          card   and   return   it  in   the
U.S.  and  Canada.  On a touch        proxy   card  ready  and  follow  the          postage-paid envelope to Georgeson
tone telephone, call TOLL FREE        instructions on your screen. You will          Inc.,  Wall Street  Station,  P.O.
1-800-852-5162,   24  hours  a        incur   only  your   usual   Internet          Box 1100, New York, NY 10269-0646.
day, 7 days a week.  Have this        charges.  Available 24 hours a day, 7          If you are voting by  telephone or
proxy card ready,  then follow        days a week until  5:00 p.m.  Eastern          the  Internet,  please do not mail
the prerecorded  instructions.        Standard Time on January 24, 2008.             your proxy card.
Your  vote  will be  confirmed
and cast as you have directed.
Available  24  hours a day,  7
days a week  until  5:00  p.m.
Eastern   Standard   Time   on
January 24, 2008.

                                                                                     ----------------------------------
                                                                                   |                                   |
                                                                                   |                                   |
                                                                                    -----------------------------------


                  DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL.
------------------------------------------------------------------------------------------------------------------------
 -
|X| Please mark
 -  votes as in
    this example.

-----------------------------------------------------------------------------------------------------------------------
                           The Board of Directors unanimously recommends a vote "For" Proposal 1.
-----------------------------------------------------------------------------------------------------------------------
1. To approve an Agreement and Plan of Reorganization pursuant to which Neuberger Berman
Realty Income Fund Inc. ("NRI") would transfer its assets to Neuberger Berman Real Estate      FOR   AGAINST   ABSTAIN
Securities Income Fund Inc. ("NRO") in exchange for shares of common stock and preferred       [  ]    [  ]      [  ]
stock of NRO and the assumption by NRO of NRI's liabilities and NRI would dissolve under applicable state law.
-----------------------------------------------------------------------------------------------------------------------

                                                                                     IF YOU PLAN TO ATTEND THE MEETING, PLEASE
                                                                                     CALL 1-877-461-1899.
                                                                                     Date_____________________________________

                                                                                     _________________________________________
                                                                                     Signature

                                                                                     _________________________________________
                                                                                     Signature, if held jointly

                                                                                     _________________________________________
                                                                                     Title or Authority

                                                                                     Please  sign   exactly  as  name  appears
                                                                                     hereon. If shares are held in the name of
                                                                                     two or more  persons,  any may  sign.  If
                                                                                     shares   are   held  by  a   corporation,
                                                                                     partnership,  trust,  estate  or  similar
                                                                                     account,  the  name and  capacity  of the
                                                                                     individual  signing the proxy card should
                                                                                     be  indicated  unless it is  reflected in
                                                                                     the form of registration.

                      YOUR VOTE IS IMPORTANT NO MATTER HOW
                          MANY SHARES OF STOCK YOU OWN.

                      PLEASE SIGN AND DATE THE REVERSE SIDE
                    OF THIS PROXY CARD AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

                          THIS PROXY CARD IS VALID ONLY
                             WHEN SIGNED AND DATED.



                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

        PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JANUARY 25, 2008

        The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and
P Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of common or preferred stock in Neuberger Berman Real Estate Securities Income Fund Inc. ("Fund") at the
R Special Meeting of Stockholders to be held on January 25, 2008, at 11:00 a.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments
O thereof ("Meeting"), with all the power the undersigned would have if personally present.

X Receipt of the Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.
Y
        The shares of common or preferred stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

 -----------------                                           -----------------
| SEE REVERSE SIDE |                                        | SEE REVERSE SIDE |
 -----------------                                           -----------------

  NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC. OFFERS STOCKHOLDERS
                    OF RECORD THREE WAYS TO VOTE YOUR PROXY

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

       TELEPHONE VOTING                          INTERNET VOTING                               VOTING BY MAIL
This   method   of  voting  is          Visit the Internet  voting Web site           Simply  sign and date your  proxy
available for residents of the          at http://proxy.georgeson.com. Have           card   and   return   it  in  the
U.S.  and  Canada.  On a touch          this  proxy  card  ready and follow           postage-paid      envelope     to
tone telephone, call TOLL FREE          the  instructions  on your  screen.           Georgeson   Inc.,   Wall   Street
1-800-895-1068,   24  hours  a          You  will  incur  only  your  usual           Station, P.O. Box 1100, New York,
day, 7 days a week.  Have this          Internet   charges.   Available  24           NY 10269-0646.  If you are voting
proxy card ready,  then follow          hours  a day,  7 days a week  until           by  telephone  or  the  Internet,
the prerecorded  instructions.          5:00 p.m.  Eastern Standard Time on           please  do not  mail  your  proxy
Your  vote  will be  confirmed          January 24, 2008.                             card.
and cast as you have directed.
Available  24  hours a day,  7
days a week  until  5:00  p.m.
Eastern   Standard   Time   on
January 24, 2008.

                                                                                      ---------------------------------
                                                                                     |                                 |
                                                                                     |                                 |
                                                                                      ---------------------------------

                        DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL.
------------------------------------------------------------------------------------------------------------------------------------

 -
|X|  Please mark votes as
 -   in this example.

-------------------------------------------------------------------------------------------------------------------

                            The Board of Directors unanimously recommends a vote "For" Proposal 1.
-------------------------------------------------------------------------------------------------------------------
1. To  approve  an  Agreement  and  Plan of  Reorganization  pursuant  to  which     FOR        AGAINST      ABSTAIN
Neuberger  Berman  Realty Income Fund Inc. ("NRI") would  transfer its assets to     [  ]         [  ]         [  ]
Neuberger Berman Real Estate Securities Income Fund Inc. ("NRO") in exchange for shares of common stock and preferred  stock of NRO and the  assumption by NRO of
NRI's  liabilities and NRI would dissolve under applicable state law.
-------------------------------------------------------------------------------------------------------------------

                                                                                IF YOU PLAN TO ATTEND THE MEETING, PLEASE
                                                                                             CALL 1-877-461-1899.

                                                                                     Date_______________________________

                                                                                     ___________________________________
                                                                                     Signature

                                                                                     ___________________________________
                                                                                     Signature, if held jointly

                                                                                     ___________________________________
                                                                                     Title or Authority

                                                                                     Please sign exactly as name appears
                                                                                     hereon.  If shares  are held in the
                                                                                     name  of two or more  persons,  any
                                                                                     may sign.  If shares  are held by a
                                                                                     corporation,   partnership,  trust,
                                                                                     estate or similar account, the name
                                                                                     and  capacity  of  the   individual
                                                                                     signing  the proxy  card  should be
                                                                                     indicated unless it is reflected in
                                                                                     the form of registration.

                           PART C -- OTHER INFORMATION


ITEM 15.  INDEMNIFICATION

        Article  Twelfth  of the  Registrant's  Articles  of  Incorporation  and
Article IX of the Registrant's Bylaws provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund's request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Fund's Board of Directors. Section 2-418(b) of the Maryland General Corporation Law ("Maryland Code") permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or
(c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to
Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the Investment Company Act of 1940, as amended ("1940 Act"), which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Sections 9.1 and 9.2 of the Management Agreement between Neuberger Berman Management Inc. ("NB Management") and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Management Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Management Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Management Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Management Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Management Agreement.

        Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Sub-Advisory Agreement, Neuberger Berman will not be subject to liability for any act or omission or any loss suffered by the Registrant or its security holders in connection with the matters to which the Sub-Advisory Agreement relates.

        Sections  11.1  and 11.2 of the  Administration  Agreement  between  the
Registrant and NB Management provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Administration Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Administration Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Administration Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Administration Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Administration Agreement.

        Section 9(a) of the Underwriting Agreement with respect to Registrant's common stock among the Registrant, NB Management, Neuberger Berman and A.G. Edwards & Sons, Inc., as representative of the several underwriters, provides that the Registrant, NB Management and Neuberger Berman, jointly and severally, agree to indemnify and hold harmless each of A.G. Edwards & Sons, Inc. and each other Underwriter (as defined in the Underwriting Agreement) and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Prepricing Prospectus, any Sales Material (each as defined in the Underwriting Agreement) (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, (except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the Underwriter Information); provided, however, that the foregoing indemnification contained in this paragraph (a) with respect to the Red Herring Preliminary Prospectus (as defined in the Underwriting Agreement) (or any amendment or supplement thereto) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if it is shown that a copy of any such amendment or supplement to the Red Herring Preliminary Prospectus or of the Prospectus (which term as used in this proviso shall not include any statement of additional information unless specifically requested by such person) was not delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations (as defined in the Underwriting Agreement) and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Red Herring Preliminary Prospectus was corrected in the supplement or amendment to the Red Herring Preliminary Prospectus or in the Prospectus, provided that the Fund has delivered such supplements or amendments or the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit proper delivery or sending. The foregoing indemnity agreement shall be in addition to any liability that the Fund, the Adviser or the Sub-Adviser may otherwise have.

        Section 9(c) of the Underwriting Agreement with respect to Registrant's common stock provides that each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Registrant, NB Management and Neuberger Berman, their directors, members or managers, any officers of the Registrant who sign the Registration Statement and any person who controls the Registrant, NB Management or Neuberger Berman within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Registrant, NB Management and Neuberger Berman to each Underwriter, but only with respect to the Underwriter Information (as defined in the Underwriting Agreement) relating to such Underwriter. The foregoing indemnity agreement shall be in addition to any liability that the Underwriters may otherwise have.

        Section 6(a) of the Purchase Agreement with respect to Registrant's preferred stock among the Registrant, NB Management, Neuberger Berman and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the several underwriters, provides that the Registrant, NB Management and Neuberger Berman, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any director, officer, employee or affiliate thereof as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the prior written consent of the Fund and the Advisers; and

               (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Registrant, NB Management or Neuberger Berman by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided further that the Registrant, NB Management or Neuberger Berman will not be liable to any Underwriter with respect to any Prospectus to the extent that the Registrant, NB Management or Neuberger Berman shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold AMPS to a person to whom such Underwriter failed to send or give, at or prior to the Closing Time, a copy of the final Prospectus, as then amended or supplemented if: (i) the Registrant has previously furnished copies thereof (sufficiently in advance of the Closing Time to allow for distribution by the Closing Time) to the Underwriter and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the preliminary Prospectus which was corrected in the final Prospectus as, if applicable, amended or supplemented prior to the Closing Time and such final Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such final Prospectus by the Closing Time to the party or parties asserting such loss, liability, claim, damage or expense would have constituted a defense to the claim asserted by such person.

        Section 6(b) of the Purchase Agreement with respect to Registrant's preferred stock provides that each Underwriter severally agrees to indemnify and hold harmless the Registrant, NB Management or Neuberger Berman, their respective directors and officers, each of the Registrant's officers who signed the Registration Statement, and each person, if any, who controls the Registrant, NB Management or Neuberger Berman within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Registrant, NB Management or Neuberger Berman by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Fund also maintains Directors and Officers Insurance.

ITEM 16.  EXHIBITS

(1)       (a)  Articles of  Incorporation.  (Incorporated  by  reference  to the
               Registrant's Registration Statement, File Nos. 333-108412 and 811-21421, filed on August 29, 2003)

          (b) Articles Supplementary dated January 27, 2004. (Filed herewith as Appendix A to the Statement of Additional Information, Part B of this Registration Statement)

          (c)  Form of Articles Supplementary.  (Filed herewith as Appendix A to
               the  Statement  of  Additional   Information,   Part  B  of  this
               Registration Statement)


(2) Amended and Restated By-Laws. (Incorporated by reference to the Registrant's Registration Statement on N-14, File No. 333-146967, filed on October 26, 2007)

(3)            Voting Trust Agreement. (Not Applicable)

(4) Form of Agreement and Plan of Reorganization. (Filed herewith as Appendix A to the Proxy Statement/Prospectus)

(5) Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation, Sections 5, 11 and 12 of Part I of the Articles Supplementary and Articles II, VI and X of the By-Laws.

(6)       (a)  Management   Agreement.   (Incorporated   by   reference  to  the
               Registrant's  Registration  Statement,  File Nos.  333-111033 and
               811-21421, filed on December 9, 2003)

          (b)  Sub-Advisory   Agreement.   (Incorporated  by  reference  to  the
               Registrant's Registration Statement, File Nos. 333-111033 and 811-21421, filed on December 9, 2003)

(7)       (a)  Underwriting Agreement with respect to Registrant's common stock.
               (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-111033 and 811-21421, filed on December 9, 2003)

          (b) Form of Master Agreement Among Underwriters. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, File Nos. 333-108412 and 811-21421, filed on September 29, 2003)

          (c) Form of Master Selected Dealer Agreement. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, File Nos. 333-108412 and 811-21421, filed on September 29, 2003)

          (d) Purchase Agreement with respect to Registrant's preferred stock. (Incorporated by reference to the Registrant's Registration Statement on N-14, File No. 333-146967, filed on October 26,
               2007)


(8)            Bonus, profit sharing or pension contracts. (Not applicable)

(9)            Custodian   Contract.   (Incorporated   by   reference   to   the
               Registrant's Registration Statement, File Nos. 333-111033 and 811-21421, filed on December 9, 2003)

(10)           12b-1 of 18f-3 Plans. (Not applicable)

(11) Opinion and Consent of Counsel as to the legality of shares being registered. (Filed herewith)

(12)           Opinion and Consent of Counsel  regarding certain tax matters and
               consequences   to    shareholders    discussed   in   the   Proxy
               Statement/Prospectus. (To be filed by amendment)

(13)      (a)  Transfer Agency and Service Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-111033 and 811-21421, filed on December 9, 2003)

          (b) Administration Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-111033 and 811-21421, filed on December 9, 2003)

          (c)  Fee  Waiver   Agreement.   (Incorporated   by  reference  to  the
               Registrant's Registration Statement, File Nos. 333-111033 and 811-21421, filed on December 9, 2003)

          (d) Corporate Finance Services and Consulting Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-111033 and 811-21421, filed on December 9, 2003)

          (e) Additional Compensation Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-111033 and 811-21421, filed on December 9, 2003)


          (f) Auction Agency Agreement with respect to Registrant's preferred stock. (Incorporated by reference to the Registrant's Registration Statement on N-14, File No. 333-146967, filed on October 26, 2007)


          (g) Form of Broker-Dealer Agreement with respect to Registrant's preferred stock. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-111033 and 811-21421, filed on December 9, 2003)

(14) Consent of Independent Registered Public Accounting Firm. (Filed herewith)

(15)           Omitted Financial Statements. (Not applicable)


(16)           Powers  of   Attorney.   (Incorporated   by   reference   to  the
               Registrant's Registration Statement on N-14, File No. 333-146967, filed on October 26, 2007)

ITEM 17.       UNDERTAKINGS.

        (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933 (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

        (3)  The  undersigned   Registrant  agrees  to  file  by  post-effective
amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

        As required by the Securities Act of 1933, as amended (the "1933 Act"), the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, and the State of New York, on the 12th day of December 2007.


                                         NEUBERGER BERMAN REAL ESTATE SECURITIES
                                         INCOME FUND INC.


                                         By:  /s/ Jack L. Rivkin
                                             -------------------------------
                                                Name:  Jack L. Rivkin*
                                                Title:  President and Director

        Pursuant to the requirements of the 1933 Act, this Pre-Effective Amendment No. 1 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                Title                      Date
---------                                -----                      ----


/s/ Peter E. Sundman          Chairman of the Board, Chief
------------------------      Executive Officer and Director   December 12, 2007
Peter E. Sundman*

/s/ Jack L. Rivkin
------------------------        President and Director         December 12, 2007
Jack L. Rivkin*


/s/ John M. McGovern        Treasurer and Principal Financial
------------------------          and Accounting Officer       December 11, 2007
John M. McGovern

/s/ John Cannon
------------------------                Director               December 12, 2007
John Cannon*

/s/ Faith Colish
------------------------                Director               December 12, 2007
Faith Colish*

/s/ Martha Clark Goss
------------------------                Director               December 12, 2007
Martha Clark Goss*

/s/ C. Anne Harvey
------------------------                Director               December 12, 2007
C. Anne Harvey*

/s/ Robert A. Kavesh
------------------------                Director               December 12, 2007
Robert A. Kavesh*

Signature                                Title                      Date
---------                                -----                      ----


/s/ Michael M. Knetter
------------------------                Director               December 12, 2007
Michael M. Knetter*

/s/ Howard A. Mileaf
------------------------                Director               December 12, 2007
Howard A. Mileaf*

/s/ George W. Morriss
------------------------                Director               December 12, 2007
George W. Morriss*

/s/ Edward I. O'Brien
------------------------                Director               December 12, 2007
Edward I. O'Brien*

/s/ William E. Rulon
------------------------                Director               December 12, 2007
William E. Rulon*

/s/ Cornelius T. Ryan
------------------------                Director               December 12, 2007
Cornelius T. Ryan*

/s/ Tom D. Seip
------------------------                Director               December 12, 2007
Tom D. Seip*

/s/ Candace L. Straight
------------------------                Director               December 12, 2007
Candace L. Straight*

/s/ Peter P. Trapp
------------------------                Director               December 12, 2007
Peter P. Trapp*



*Signatures affixed by Arthur C. Delibert on December 12, 2007 pursuant to power of attorney, which is incorporated by reference to the Registrant's Registration Statement on N-14, File No. 333-146967, filed on October 26, 2007.

                                  EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION
--------------     -----------


(11) Opinion and Consent of Counsel as to the legality of shares being registered.

(14)               Consent of Independent Registered Public Accounting Firm.